UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2013

Columbia California Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia California Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia California Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia California Tax-Exempt Fund (the Fund) Class A shares returned -1.80% excluding sales charges for the 12-month period that ended October 31, 2013. The Fund's Class Z shares returned -1.54% during the same time frame.

>  During the 12-month period, the Barclays California Municipal Bond Index returned -0.78% and the broader Barclays Municipal Bond Index returned -1.72%.

>  Effective sector allocation overall was more than offset by duration and yield curve positioning, which detracted.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	06/16/86
Excluding sales charges		-1.80	7.22	4.57
Including sales charges		-6.48	6.20	4.07
Class B	08/04/92
Excluding sales charges		-2.53	6.42	3.79
Including sales charges		-7.25	6.11	3.79
Class C	08/01/97
Excluding sales charges		-2.24	6.74	4.10
Including sales charges		-3.18	6.74	4.10
Class R4*	03/19/13	-1.53	7.28	4.60
Class Z*	09/19/05	-1.54	7.50	4.78
Barclays California Municipal Bond Index		-0.78	6.87	4.84
Barclays Municipal Bond Index		-1.72	6.37	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays California Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia California Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -1.80% excluding sales charges. The Fund's Class Z shares returned -1.54% for the same time frame. By comparison, the Fund's benchmarks, the Barclays California Municipal Bond Index (Barclays CA Index) and the broad Barclays Municipal Bond Index returned -0.78% and -1.72%, respectively, for the same period. Effective sector allocation overall was more than offset by duration and yield curve positioning, which detracted.

Tax-Exempt Bond Market Faced Multiple Headwinds

The tax-exempt fixed income market struggled during the period, with municipal bond yields rising across the yield curve. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) Yields on longer-term maturities rose more than on shorter-term maturities, which resulted in a steeper municipal bond yield curve.

When the period began in November 2012, the municipal bond market was strong. Municipal bond yields were generally falling and demand was high, as the potential for higher taxes and a limit on deductions following the U.S. elections drove investors to the tax-exempt asset class. However, in December 2012, there was a sharp correction, as U.S. Treasury yields rose with expectations that Congress would negotiate a deal to avert the fiscal cliff, increased amounts of debt came to market and investors started assessing the tax benefits of taking gains ahead of suspected tax increases in 2013. Following a rebound in January 2013, fund outflows picked up in February and remained elevated through most of the period, as market tone softened, despite modest municipal supply. By April, typical bond selling that occurs to pay tax bills appeared to be compounded by strong stock market performance and increasing talk of a rotation out of bonds into riskier assets. In June 2013, following mid-May comments by Federal Reserve (Fed) Chair Bernanke, the markets began anticipating the tapering of monetary policy stimulus. A stronger belief in brightening economic growth prospects perpetuated heavy municipal bond fund outflows, causing significant selling pressure and, in turn, higher yields.

July and August 2013 saw negative returns in the Barclays Municipal Bond Index due to sharply higher interest rates that resulted from confusion over Fed policy and heightened concerns about the fiscal health of Detroit and Puerto Rico. Municipal bond mutual fund redemptions hit record levels, further pressuring bond prices. September 2013 reversed course, with the municipal bond market posting gains as market fears faded with the Fed's unanticipated decision to delay any tapering of its quantitative easing program along with continued slow issuance. The broad fixed income market rally continued into October. The U.S. government shutdown and Puerto Rico's debt were notable concerns, but neither seemed to materially impact the municipal bond market in October. Both concerns were more than offset by the positive impact of mid-month actions on both fronts along with low net new supply and seemingly stabilizing mutual fund outflows. Municipal bond yields fell through the last two months of the period.

From a fundamental perspective, states posted better revenue results on the back of increasing sales, income and property taxes. While negative credit stories made headlines — including the state of Illinois' inability to balance its budget, Puerto Rico's two-notch downgrade by Moody's and Detroit's Chapter 9 bankruptcy filing — it is well worth noting that such issues are not representative of the broad municipal bond market. Overall default rates trended down and were

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2013)
AAA rating	2.3
AA rating	16.6
A rating	52.2
BBB rating	20.2
Non-investment grade	2.4
Not rated	6.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
4

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

at their lowest level since at least 2009. The fundamentals of California in particular improved with increased revenues, allowing it to balance its budget on time. Two independent ratings agencies upgraded California by one notch during the period.

Duration and Yield Curve Positioning Hampered Returns

Detracting most from Fund results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the Barclays CA Index, which hurt as tax-exempt bond rates rose. (Duration is a measure of the Fund's sensitivity to changes in interest rates.) Also, an overweight relative to the Barclays CA Index to bonds with maturities of 15 to 30 years and an underweight to bonds with maturities of one to 15 years detracted, as longer-dated maturities underperformed shorter-term maturities given the steepening of the municipal bond yield curve. Security selection among bonds rated Baa2 and hospital and leasing bonds also hurt the Fund's results.

Effective Sector Allocation Boosted Fund Performance

The Fund benefited from its significant allocation to the special tax sector, which outpaced the Barclays CA Index, and from its underweighted exposure to the water and sewer sector, which lagged the Barclays CA Index. From a credit quality perspective, the Fund's results were boosted by its lesser exposure relative to the Barclays CA Index to securities rated AA and by its significant allocation to bonds rated BBB, for lower-rated credits outperformed higher quality tax-exempt bonds within the Barclays CA Index.

Fundamental Analysis Drove Portfolio Changes

During the period, we decreased the Fund's exposure to state general obligation bonds and to the health care sector. We further reduced an already underweighted exposure to Puerto Rico debt to less than 1% of the Fund's total net assets. We increased the Fund's exposure to the sales tax revenue and education sectors and to single A rated securities. In anticipation of an eventual rise in interest rates, we decreased the Fund's positions in bonds with what we considered to be less defensive coupon structures in favor of bonds with more defensive (higher) coupon structures.

Looking Ahead

In our current view, supply/demand factors should be supportive of the municipal bond market over the near term, although we believe such factors remain sensitive to news flow regarding fiscal policy negotiations, Detroit's and Puerto Rico's credit, and Fed decisions. As such, we intend to monitor supply/demand factors closely in the months ahead.

Given what we believe is the potential for interest rates to continue to rise until further developments out of Washington, D.C. and/or the sustainability of economic growth become clearer, we intend to seek to bring the Fund's duration closer to that of the Barclays CA Index. To help sustain a competitive yield, we currently expect to implement this strategy by selling longer-term, higher quality securities in favor of shorter maturity, lower investment grade securities. As always, the Fund's emphasis remains on generating both a high level of income generally exempt from federal income tax and California state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2013
5

Columbia California Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	957.20	1,021.27	3.85	3.97	0.78
Class B	1,000.00	1,000.00	953.60	1,017.49	7.53	7.78	1.53
Class C	1,000.00	1,000.00	953.90	1,019.00	6.06	6.26	1.23
Class R4	1,000.00	1,000.00	959.70	1,022.53	2.62	2.70	0.53
Class Z	1,000.00	1,000.00	958.50	1,022.53	2.62	2.70	0.53

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia California Tax-Exempt Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.3%
City of Fresno Airport(a) Refunding Revenue Bonds Series 2013B AMT 07/01/28	5.000%	500,000	501,485
07/01/30	5.125%	1,050,000	1,043,532
County of Orange Airport Revenue Bonds Series 2009A 07/01/39	5.250%	2,500,000	2,614,325
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	3,000,000	3,325,620
County of Sacramento Airport System(a) Revenue Bonds Senior Series 2008B (AGM) AMT 07/01/39	5.250%	1,000,000	1,028,220
San Francisco City & County Airports Commission(a) Refunding Revenue Bonds 2nd Series 2008-34E (AGM) AMT 05/01/25	5.750%	1,500,000	1,695,285
2nd Series 2011F AMT 05/01/29	5.000%	5,210,000	5,421,370
Total			15,629,837
Disposal 0.4%
California Pollution Control Financing Authority Refunding Revenue Bonds Waste Management Series 2002A AMT(a) 01/01/22	5.000%	2,000,000	2,082,820
Higher Education 6.5%
California Educational Facilities Authority Revenue Bonds California College of the Arts Series 2005 06/01/26	5.000%	1,000,000	1,005,240
06/01/35	5.000%	1,500,000	1,433,205
California Lutheran University Series 2008 10/01/21	5.250%	665,000	716,424
10/01/38	5.750%	3,000,000	3,039,480
Chapman University Series 2011 04/01/31	5.000%	4,375,000	4,567,544
Loyola Marymount University Series 2010A 10/01/40	5.125%	1,250,000	1,278,413
Woodbury University Series 2006 01/01/25	5.000%	1,830,000	1,823,686

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/28	5.800%	2,000,000	2,090,140
Series 2013 10/01/38	5.000%	1,000,000	981,790
10/01/42	5.000%	1,000,000	954,400
Emerson College Series 2011 01/01/42	6.000%	1,250,000	1,367,038
California State University Revenue Bonds Systemwide Series 2009A 11/01/40	6.000%	2,000,000	2,239,000
California Statewide Communities Development Authority Revenue Bonds Lancer Plaza Project Series 2013 11/01/33	5.625%	1,400,000	1,249,626
11/01/43	5.875%	1,875,000	1,632,862
University of California Revenue Bonds Series 2013AK(b) 05/15/48	5.000%	5,000,000	5,896,650
Total			30,275,498
Hospital 12.7%
California Health Facilities Financing Authority Refunding Revenue Bonds Cedars Sinai Medical Center Series 2005 11/15/34	5.000%	4,025,000	4,062,151
Revenue Bonds Adventist Health System West Series 2009A 09/01/39	5.750%	7,000,000	7,564,200
Catholic Healthcare Series 2011A 03/01/41	5.250%	3,000,000	3,045,360
Catholic Healthcare West Series 2009A 07/01/39	6.000%	1,000,000	1,089,870
Series 2009E 07/01/25	5.625%	1,125,000	1,228,725
Kaiser Permanente Series 2006A 04/01/39	5.250%	3,350,000	3,379,312
Providence Health & Services Series 2008C 10/01/28	6.250%	500,000	576,470
St. Joseph Health System Series 2009A 07/01/29	5.500%	1,500,000	1,661,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Joseph Health Systems Series 2013A 07/01/37	5.000%	2,000,000	2,022,800
Sutter Health Series 2008A 08/15/30	5.000%	2,500,000	2,557,475
Series 2011B 08/15/31	5.875%	1,815,000	2,065,288
Unrefunded Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	1,470,000	1,685,605
California Municipal Finance Authority Certificate of Participation Community Hospital of Central California Series 2007 02/01/37	5.250%	2,500,000	2,386,800
Revenue Bonds Community Hospitals of Central California Series 2009 02/01/39	5.500%	4,000,000	3,994,200
California Statewide Communities Development Authority Revenue Bonds Catholic Healthcare West Series 2008B 07/01/30	5.500%	1,935,000	2,097,521
John Muir Health Series 2006A 08/15/32	5.000%	3,000,000	3,022,290
Series 2009 07/01/39	5.125%	500,000	515,950
Kaiser Permanente Series 2006B 03/01/45	5.250%	1,000,000	1,007,340
Sutter Health Series 2011A 08/15/42	6.000%	2,000,000	2,283,200
Various Kaiser Series 2001C 08/01/31	5.250%	1,100,000	1,120,471
City of Marysville Revenue Bonds Fremont-Rideout Health Series 2011 01/01/42	5.250%	4,000,000	4,032,960
City of Torrance Revenue Bonds Torrance Memorial Medical Center Series 2010A 09/01/30	5.000%	3,000,000	3,117,630
Sierra View Local Health Care District Revenue Bonds Series 2007 07/01/37	5.250%	3,500,000	3,434,655

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of California Revenue Bonds Series 2008D 05/15/27	5.000%	1,500,000	1,619,610
Total			59,571,763
Investor Owned 1.0%
City of Chula Vista Revenue Bonds San Diego Gas & Electric Co. Series 2004D 01/01/34	5.875%	1,000,000	1,114,600
City of Chula Vista(a) Revenue Bonds San Diego Gas & Electric Co. Series 2005D AMT 12/01/27	5.000%	3,500,000	3,669,750
Total			4,784,350
Joint Power Authority 0.5%
California Infrastructure & Economic Development Bank Prerefunded 02/01/15 Revenue Bonds California Independent System Operator Series 2009A 02/01/39	6.250%	2,000,000	2,149,180
Local Appropriation 4.5%
Anaheim Public Financing Authority Subordinated Revenue Bonds Public Improvements Project Series 1997C (AGM) 09/01/14	6.000%	2,000,000	2,093,820
City of Modesto Certificate of Participation Community Center Refinancing Project Series 1993A (AMBAC) 11/01/23	5.000%	2,235,000	2,203,911
County of San Joaquin Certificate of Participation Capital Facilities Project Series 1993 (NPFGC) 11/15/13	5.500%	620,000	621,099
Los Angeles Municipal Improvement Corp. Revenue Bonds Capital Equipment Series 2008A 09/01/24	5.000%	1,000,000	1,072,850
Series 2008B 09/01/38	5.000%	3,000,000	3,027,990
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/31	5.500%	1,500,000	1,600,665

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Jose Financing Authority Refunding Revenue Bonds Civic Center Project Series 2013A 06/01/33	5.000%	5,000,000	5,276,350
San Mateo County Board of Education Refunding Certificate of Participation Series 2009 06/01/35	5.250%	2,000,000	2,081,260
Victor Elementary School District Certificate of Participation School Construction Refinancing Series 1996 (NPFGC) 05/01/18	6.450%	2,670,000	2,846,541
Total			20,824,486
Local General Obligation 5.6%
Central Valley Schools Financing Authority Refunding Revenue Bonds School District General Obligation Bond Program Series 1998A (NPFGC) 02/01/18	6.450%	710,000	765,565
Culver City School Facilities Financing Authority Revenue Bonds Culver City United School District Series 2005 (AGM) 08/01/26	5.500%	1,750,000	2,148,318
East Side Union High School District Unlimited General Obligation Refunding Bonds Series 2003B (NPFGC) 08/01/26	5.250%	2,010,000	2,273,069
Grossmont Healthcare District Unlimited General Obligation Bonds 2006 Election Series 2011B 07/15/34	6.000%	2,000,000	2,278,500
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009D 01/01/34	5.000%	750,000	779,063
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(c) 08/01/32	0.000%	5,440,000	1,680,579
Menifee Union School District Unlimited General Obligation Bonds Election of 2008 Series 2008A 08/01/33	5.500%	3,125,000	3,427,156

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Haven Unified School District Unlimited General Obligation Refunding Bonds Series 2002 (AGM) 08/01/17	12.000%	1,565,000	2,184,317
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2012A 08/01/22	5.000%	750,000	804,015
08/01/32	5.500%	2,500,000	2,541,425
Series 2013 08/01/30	6.250%	1,095,000	1,175,406
Rocklin Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1995C (NPFGC)(c) 07/01/20	0.000%	3,460,000	2,728,867
San Bernardino City Unified School District Unlimited General Obligation Refunding Bonds Series 2013A (AGM) 08/01/28	5.000%	1,250,000	1,328,225
San Marino Unified School District Unlimited General Obligation Bonds Series 1998B 06/01/23	5.000%	1,000,000	1,182,710
Simi Valley Unified School District Refunding Certificate of Participation Capital Improvement Projects Series 1998 (AMBAC) 08/01/22	5.250%	925,000	984,986
Total			26,282,201
Multi-Family 2.1%
California Housing Finance Agency Revenue Bonds Multifamily Housing III Series 1999A AMT(a) 02/01/36	5.375%	2,280,000	2,280,023
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,374,625
Series 2012 05/15/31	5.125%	2,000,000	2,013,000
Revenue Bonds CHF-Irvine LLC-UCI East Campus Series 2008 05/15/17	5.000%	1,600,000	1,771,872
University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	1,500,000	1,539,030
Total			9,978,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 3.5%
Anaheim Public Financing Authority Revenue Bonds Anaheim Electric Systems Distribution Series 2009 10/01/25	5.000%	1,000,000	1,094,270
City of Redding Certificate of Participation Series 2008A (AGM) 06/01/27	5.000%	865,000	934,183
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/28	5.000%	1,325,000	1,407,256
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,730,000	2,956,262
Series 2012A 08/01/30	5.000%	1,000,000	1,005,560
Imperial Irrigation District Refunding Revenue Bonds System Series 2011A 11/01/31	6.250%	1,000,000	1,125,160
Modesto Irrigation District Certificate of Participation Series 2004B 07/01/35	5.500%	2,000,000	2,105,560
Puerto Rico Electric Power Authority Revenue Bonds Series 2013A(d) 07/01/36	6.750%	3,000,000	2,554,890
Southern California Public Power Authority Revenue Bonds Milford Wind Corridor Project Series 2010-1 07/01/30	5.000%	500,000	540,070
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/29	5.000%	2,500,000	2,513,900
Total			16,237,111
Other Bond Issue 1.3%
California Infrastructure & Economic Development Bank Revenue Bonds Series 2008 02/01/33	5.250%	3,000,000	3,118,230
02/01/38	5.250%	3,050,000	3,121,583
Total			6,239,813

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ports 1.1%
Port Commission of the City & County of San Francisco Revenue Bonds Series 2010A 03/01/40	5.125%	5,000,000	5,114,900
Prep School 0.3%
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	1,420,000	1,393,489
Prepaid Gas 0.3%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/34	7.000%	1,000,000	1,258,330
Refunded/Escrowed 4.6%
California Health Facilities Financing Authority Prerefunded 02/01/20 Revenue Bonds Insured Episcopal Home Series 2010B 02/01/32	6.000%	2,000,000	2,491,640
Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	30,000	37,794
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Presbyterian Hospital Series 2011 12/01/40	6.000%	1,000,000	1,295,990
City of Pomona Refunding Revenue Bonds Series 1990B Escrowed to Maturity (GNMA/FHLMC) 08/01/23	7.500%	845,000	1,089,281
City of Redding Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)(b) 07/01/22	12.203%	400,000	576,640
County of Riverside Revenue Bonds Series 1989A Escrowed to Maturity (GNMA) AMT(a) 05/01/21	7.800%	2,500,000	3,432,325
Los Angeles Harbor Department Revenue Bonds Series 1988 Escrowed to Maturity 10/01/18	7.600%	455,000	539,503

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Manteca Financing Authority Prerefunded 02/01/13 Revenue Bonds Series 2003B (NPFGC) 12/01/33	5.000%	345,000	346,397
San Bernardino Community College District Prerefunded 08/01/18 Unlimited General Obligation Bonds Election of 2002 Series 2008A 08/01/33	6.250%	1,000,000	1,243,250
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(c) 01/01/20	0.000%	12,000,000	10,588,200
Total			21,641,020
Resource Recovery 0.6%
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT(a)(e)(f) 12/01/32	7.500%	2,885,000	2,832,031
Retirement Communities 2.8%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/31	6.000%	2,200,000	2,339,942
Series 2012 07/01/47	5.000%	4,000,000	3,513,800
California Statewide Communities Development Authority Refunding Revenue Bonds Episcopal Communities and Services Series 2012 05/15/42	5.000%	3,000,000	2,697,810
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	1,500,000	1,548,450
Covenant Retirement Communities, Inc. Series 2013 12/01/36	5.625%	2,000,000	1,938,360
Eskaton Properties, Inc. Series 2012 11/15/34	5.250%	1,250,000	1,193,312
Total			13,231,674
Single Family 0.7%
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	530,000	554,364

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006K AMT 08/01/26	4.625%	2,500,000	2,388,000
02/01/42	5.500%	250,000	256,933
Total			3,199,297
Special Non Property Tax 1.1%
Riverside County Transportation Commission Revenue Bonds Limited Tax Series 2010A 06/01/32	5.000%	5,000,000	5,319,450
Special Property Tax 20.4%
Anaheim Community Facilities District No. 06-2 Special Tax Bonds Stadium Lofts Series 2007 09/01/37	5.000%	1,000,000	882,040
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A 08/01/29	7.500%	1,785,000	1,839,532
Southeast Bakersfield Series 2009B 08/01/29	7.250%	835,000	870,713
Carson Redevelopment Agency Tax Allocation Bonds Housing Series 2010A 10/01/30	5.000%	5,000,000	5,072,750
Cerritos Public Financing Authority Tax Allocation Bonds Los Coyotes Redevelopment Project Loan Series 1993A (AMBAC) 11/01/23	6.500%	2,000,000	2,351,020
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/30	5.000%	2,500,000	2,480,175
09/01/38	5.000%	625,000	586,119
City of Carson Special Assessment Bonds District No. 92-1 Series 1992 09/02/22	7.375%	100,000	100,489
City of Palo Alto Refunding & Improvement Special Assessment Bonds Limited Obligation-University Ave. Series 2012 09/02/29	5.000%	800,000	812,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Yucaipa Refunding Special Tax Bonds Community Facilities District No. 98-1 Series 2011 09/01/30	5.375%	1,500,000	1,529,160
Corona-Norca Unified School District Refunding Special Tax Bonds Community Facilities District #98-1 Series 2013 09/01/32	5.000%	1,300,000	1,301,911
Corona-Norco Unified School District Public Financing Authority Refunding Special Tax Bonds Senior Lien Series 2013-A 09/01/32	5.000%	500,000	483,385
Eastern Municipal Water District Special Tax Bonds District No. 2004-27 Cottonwood Series 2006 09/01/27	5.000%	190,000	186,639
09/01/36	5.000%	480,000	442,526
Elk Grove Unified School District Refunding Special Tax Bonds Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/24	6.500%	3,000,000	3,544,890
Elk Grove Unified School District(c) Refunding Special Tax Bonds Capital Appreciation-Community Facilities No. 1 Series 1995 (AMBAC) 12/01/18	0.000%	2,720,000	2,115,344
Folsom Redevelopment Agency Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009 08/01/29	5.125%	1,000,000	1,015,580
08/01/36	5.500%	1,000,000	1,010,210
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/23	5.250%	2,100,000	2,120,328
Lammersville School District Community Facilities District No. 2002 Special Tax Bonds Mountain House Series 2006 09/01/35	5.125%	1,000,000	906,610
Lancaster Financing Authority Subordinated Tax Allocation Bonds No. 5 & 6 Redevelopment Projects Series 2003 (NPFGC) 02/01/17	5.125%	1,270,000	1,327,645

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Bond Finance Authority Tax Allocation Bonds Series 2006C (AMBAC) 08/01/31	5.500%	3,250,000	3,016,747
Los Angeles Community Redevelopment Agency Tax Allocation Bonds Hollywood Redevelopment Project Series 1998C (NPFGC) 07/01/18	5.375%	1,665,000	1,811,720
Los Angeles County Public Works Financing Authority Refunding Revenue Bonds Senior Lien Series 1996A (AGM) 10/01/18	5.500%	1,520,000	1,693,250
Mountain View Shoreline Regional Park Community Tax Allocation Bonds Series 2011A 08/01/35	5.625%	1,300,000	1,341,444
08/01/40	5.750%	2,000,000	2,073,120
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	1,500,000	1,398,615
Oakland Redevelopment Agency Refunding Senior Tax Allocation Bonds Central District Redevelopment Series 1992 (AMBAC) 02/01/14	5.500%	1,565,000	1,576,221
Oakland Redevelopment Successor Agency Refunding Tax Allocation Bonds Subordinated Series 2013 09/01/19	5.000%	3,000,000	3,423,840
09/01/20	5.000%	2,000,000	2,277,140
Oceanside Community Facilities District Special Tax Bonds Ocean Ranch Corp. Series 2004 09/01/34	5.875%	1,000,000	964,440
Orange County Community Facilities District Special Tax Bonds Ladera Ranch Series 2004A 08/15/34	5.625%	850,000	850,485
Orange Unified School District Community Facilities District No. 2005-2 Special Tax Bonds Del Rio School Facilities Series 2007 09/01/37	5.000%	1,000,000	882,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palmdale Civic Authority Refunding Revenue Bonds Redevelopment Project No. 1 Series 2009A 07/01/27	6.000%	4,780,000	5,209,579
Pittsburg Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Series 1999 (AMBAC)(c) 08/01/24	0.000%	2,100,000	1,227,429
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/31	5.000%	1,370,000	1,395,372
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC) 09/01/34	5.000%	3,200,000	3,095,232
Riverside Public Financing Authority Unrefunded Revenue Bonds Multiple Loans Series 1991A 02/01/18	8.000%	15,000	15,131
San Diego Redevelopment Agency Tax Allocation Bonds Capital Appreciation Series 2001 (AGM)(c) 09/01/20	0.000%	3,630,000	2,905,053
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay North Redevelopment Series 2009C 08/01/29	6.000%	1,035,000	1,134,194
08/01/39	6.500%	2,625,000	2,889,547
Mission Bay South Redevelopment Series 2009D 08/01/29	6.375%	1,000,000	1,094,510
San Francisco Redevelopment Projects Series 2009B 08/01/28	6.125%	1,010,000	1,105,496
08/01/32	6.500%	500,000	545,895
Series 2011B 08/01/26	6.125%	500,000	562,550
08/01/31	6.250%	2,600,000	2,825,004
08/01/41	6.625%	1,600,000	1,743,136
Santa Monica Redevelopment Agency Tax Allocation Bonds Earthquake Recovery Redevelopment Series 2011 07/01/36	5.875%	1,250,000	1,379,912

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/31	7.000%	1,000,000	1,161,830
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/30	5.000%	1,270,000	1,273,518
09/01/31	5.000%	1,365,000	1,358,530
09/01/33	5.000%	1,000,000	983,870
Temecula Redevelopment Agency Tax Allocation Bonds Housing Redevelopment Project No. 1 Series 2011A 08/01/31	6.750%	1,000,000	1,154,950
08/01/39	7.000%	2,100,000	2,425,248
Union City Community Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Community Redevelopment Project Series 2011 12/01/33	6.875%	1,500,000	1,742,415
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	2,435,000	2,643,753
Yorba Linda Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Redevelopment Project Series 2011A 09/01/26	6.000%	1,000,000	1,111,500
09/01/32	6.500%	2,000,000	2,261,460
Total			95,533,946
State Appropriated 6.8%
California State Public Works Board Refunding Revenue Bonds Department of Corrections State Prisons Series 1993A (AMBAC) 12/01/19	5.000%	6,000,000	6,680,880
Various Capital Projects Series 2012G 11/01/29	5.000%	2,500,000	2,658,250
Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,100,000	5,299,053
Series 2013A 03/01/32	5.000%	1,500,000	1,560,030
State University Projects Series 2011B 10/01/31	5.000%	1,200,000	1,239,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Capital Projects Series 2011A 10/01/31	5.125%	5,000,000	5,233,150
Subordinated Series 2009I-1 11/01/29	6.125%	5,000,000	5,805,950
Subordinated Series 2010A-1 03/01/35	6.000%	2,750,000	3,123,642
Total			31,600,495
State General Obligation 12.4%
State of California Unlimited General Obligation Bonds Series 2003 (AMBAC) 02/01/27	5.000%	1,140,000	1,294,048
Series 2008 08/01/34	5.000%	3,000,000	3,140,340
Series 2010 11/01/29	5.200%	1,000,000	1,099,010
Various Purpose Series 2005 03/01/32	5.000%	1,000,000	1,028,530
Series 2007 12/01/31	5.000%	3,500,000	3,669,855
12/01/32	5.000%	5,000,000	5,230,600
Series 2009 04/01/25	5.625%	500,000	573,500
10/01/29	5.000%	4,500,000	4,744,575
04/01/31	5.750%	2,750,000	3,072,933
04/01/35	6.000%	4,000,000	4,584,960
04/01/38	6.000%	10,500,000	11,956,770
11/01/39	5.500%	4,965,000	5,361,555
Series 2010 03/01/24	5.250%	1,000,000	1,144,490
03/01/30	5.250%	1,000,000	1,090,880
03/01/33	6.000%	4,000,000	4,677,240
03/01/40	5.500%	4,800,000	5,201,808
Unrefunded Unlimited General Obligation Bonds Series 2000 05/01/26	5.625%	95,000	95,393
Series 2004 04/01/29	5.300%	2,000	2,031
Total			57,968,518
Turnpike/Bridge/Toll Road 2.4%
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Capital Appreciation Series 1999 01/15/26	5.875%	1,500,000	1,510,455
Series 1999 01/15/40	5.750%	5,500,000	5,354,360

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Senior Lien Series 1995A (NPFGC) 01/01/35	5.000%	2,000,000	1,817,560
Riverside County Transportation Commission Revenue Bonds Senior Lien Series 2013A 06/01/48	5.750%	1,500,000	1,488,315
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	1,100,000	977,911
Total			11,148,601
Water & Sewer 2.7%
City of Big Bear Lake Water Refunding Revenue Bonds Series 1996 (NPFGC) 04/01/15	6.000%	715,000	738,552
City of Lodi Certificate of Participation Series 2007A (AGM) 10/01/37	5.000%	1,250,000	1,274,412
Eastern Municipal Water District Certificate of Participation Series 2008H 07/01/33	5.000%	1,000,000	1,044,730
Rowland Water District Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	2,235,000	2,532,680
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,607,895
05/15/39	5.250%	3,000,000	3,170,040
San Diego Public Facilities Financing Authority Revenue Bonds Series 2009B 08/01/34	5.375%	2,000,000	2,188,720
Total			12,557,029
Total Municipal Bonds (Cost: $432,299,758)			456,854,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Floating Rate Notes 0.4%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California Pollution Control Financing Authority Refunding Revenue Bonds Pacific Gas & Electric Co. VRDN Series 1996C (JP Morgan Chase Bank)(g)(h) 11/01/26	0.060%	1,000,000	1,000,000
State of California Unlimited General Obligation Bonds VRDN Subordinated Series 2005B-7 (JPMorgan Chase Bank)(g)(h) 05/01/40	0.070%	1,000,000	1,000,000
Total Floating Rate Notes (Cost: $2,000,000)			2,000,000

Money Market Funds 0.9%

	Shares	Value ($)
Dreyfus General California Municipal Money Market Fund, 0.000%(i)	2,311,912	2,311,912
JPMorgan Tax-Free Money Market Fund, 0.010%(i)	2,071,583	2,071,583
Total Money Market Funds (Cost: $4,383,495)		4,383,495
Total Investments (Cost: $438,683,253)		463,237,884
Other Assets & Liabilities, Net		5,192,446
Net Assets		468,430,330

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $2,554,890 or 0.55% of net assets.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $2,832,031 or 0.60% of net assets.

(f)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2013 was $2,832,031, representing 0.60% of net assets. Information concerning such security holdings at October 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32 7.500%	12/22/11	2,885,000

(g)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on October 31, 2013.

(h)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(i)  The rate shown is the seven-day current annualized yield at October 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

VRDN  Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	456,854,389	—	456,854,389
Total Bonds	—	456,854,389	—	456,854,389
Short-Term Securities
Floating Rate Notes	—	2,000,000	—	2,000,000
Total Short-Term Securities	—	2,000,000	—	2,000,000
Mutual Funds
Money Market Funds	4,383,495	—	—	4,383,495
Total Mutual Funds	4,383,495	—	—	4,383,495
Total	4,383,495	458,854,389	—	463,237,884

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia California Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value
(identified cost $438,683,253)	$463,237,884
Receivable for:
Capital shares sold	1,310,049
Interest	6,285,472
Expense reimbursement due from Investment Manager	875
Prepaid expenses	4,863
Trustees' deferred compensation plan	53,838
Other assets	1,000
Total assets	470,893,981
Liabilities
Payable for:
Capital shares purchased	569,652
Dividend distributions to shareholders	1,674,709
Investment management fees	5,122
Distribution and/or service fees	3,218
Transfer agent fees	58,829
Administration fees	867
Compensation of board members	24,103
Chief compliance officer expenses	36
Other expenses	73,277
Trustees' deferred compensation plan	53,838
Total liabilities	2,463,651
Net assets applicable to outstanding capital stock	$468,430,330
Represented by
Paid-in capital	$440,711,676
Undistributed net investment income	89,825
Accumulated net realized gain	3,074,198
Unrealized appreciation (depreciation) on:
Investments	24,554,631
Total — representing net assets applicable to outstanding capital stock	$468,430,330

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia California Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$357,344,214
Shares outstanding	47,373,193
Net asset value per share	$7.54
Maximum offering price per share(a)	$7.92
Class B
Net assets	$768,930
Shares outstanding	101,928
Net asset value per share	$7.54
Class C
Net assets	$39,464,944
Shares outstanding	5,230,845
Net asset value per share	$7.54
Class R4
Net assets	$2,376
Shares outstanding	315
Net asset value per share(b)	$7.55
Class Z
Net assets	$70,849,866
Shares outstanding	9,389,763
Net asset value per share	$7.55

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia California Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends	$379
Interest	24,723,241
Total income	24,723,620
Expenses:
Investment management fees	2,089,802
Distribution and/or service fees
Class A	1,003,711
Class B	11,359
Class C	436,560
Transfer agent fees
Class A	491,297
Class B	1,386
Class C	53,424
Class R4(a)	2
Class Z	98,455
Administration fees	354,853
Compensation of board members	34,461
Custodian fees	5,688
Printing and postage fees	34,103
Registration fees	40,241
Professional fees	39,244
Chief compliance officer expenses	343
Other	25,137
Total expenses	4,720,066
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(455,738)
Fees waived by Distributor — Class C	(131,079)
Expense reductions	(700)
Total net expenses	4,132,549
Net investment income	20,591,071
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$3,635,525
Net realized gain	3,635,525
Net change in unrealized appreciation (depreciation) on:
Investments	(34,163,023)
Net change in unrealized appreciation (depreciation)	(34,163,023)
Net realized and unrealized loss	(30,527,498)
Net decrease in net assets from operations	$(9,936,427)

(a) For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia California Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)	Year Ended October 31, 2012
Operations
Net investment income	$20,591,071	$21,807,326
Net realized gain	3,635,525	2,296,555
Net change in unrealized appreciation (depreciation)	(34,163,023)	41,126,087
Net increase (decrease) in net assets resulting from operations	(9,936,427)	65,229,968
Distributions to shareholders
Net investment income
Class A	(15,699,029)	(16,846,780)
Class B	(35,598)	(59,769)
Class C	(1,511,619)	(1,480,827)
Class R4	(63)	—
Class Z	(3,345,308)	(3,417,858)
Net realized gains
Class A	(276,495)	—
Class B	(932)	—
Class C	(29,562)	—
Class Z	(54,442)	—
Total distributions to shareholders	(20,953,048)	(21,805,234)
Increase (decrease) in net assets from capital stock activity	(62,827,380)	(6,354,597)
Total increase (decrease) in net assets	(93,716,855)	37,070,137
Net assets at beginning of year	562,147,185	525,077,048
Net assets at end of year	$468,430,330	$562,147,185
Undistributed net investment income	$89,825	$90,371

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia California Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,100,772	16,607,171	3,499,638	27,061,115
Distributions reinvested	1,531,575	11,942,961	1,535,440	11,955,391
Redemptions	(10,137,669)	(78,339,999)	(6,376,320)	(49,402,686)
Net decrease	(6,505,322)	(49,789,867)	(1,341,242)	(10,386,180)
Class B shares
Subscriptions	2,410	19,341	3,011	23,390
Distributions reinvested	4,146	32,508	6,146	47,801
Redemptions(b)	(86,763)	(675,142)	(96,661)	(756,737)
Net decrease	(80,207)	(623,293)	(87,504)	(685,546)
Class C shares
Subscriptions	804,466	6,360,219	1,162,896	9,019,211
Distributions reinvested	96,897	754,731	81,998	639,123
Redemptions	(1,384,378)	(10,756,621)	(820,922)	(6,316,408)
Net increase (decrease)	(483,015)	(3,641,671)	423,972	3,341,926
Class R4 shares
Subscriptions	314	2,500	—	—
Distributions reinvested	1	9	—	—
Net increase	315	2,509	—	—
Class Z shares
Subscriptions	1,445,948	11,366,678	1,687,077	13,109,221
Distributions reinvested	51,005	397,710	33,737	263,937
Redemptions	(2,657,247)	(20,539,446)	(1,543,794)	(11,997,955)
Net increase (decrease)	(1,160,294)	(8,775,058)	177,020	1,375,203
Total net decrease	(8,228,523)	(62,827,380)	(827,754)	(6,354,597)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia California Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.99		$7.38		$7.64		$7.30		$6.71
Income from investment operations:
Net investment income	0.31		0.31		0.31		0.32		0.31
Net realized and unrealized gain (loss)	(0.45)		0.61		(0.12)		0.36		0.59
Total from investment operations	(0.14)		0.92		0.19		0.68		0.90
Less distributions to shareholders:
Net investment income	(0.30)		(0.31)		(0.31)		(0.32)		(0.30)
Net realized gains	(0.01)		—		(0.14)		(0.02)		(0.01)
Total distributions to shareholders	(0.31)		(0.31)		(0.45)		(0.34)		(0.31)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$7.54		$7.99		$7.38		$7.64		$7.30
Total return	(1.80%)		12.63%		2.84%		9.52%		13.76%
Ratios to average net assets(b)
Total gross expenses	0.87%		0.86%		0.92%		0.87%		0.86%
Total net expenses(c)	0.78	%(d)	0.78	%(d)	0.81	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	3.91%		3.97%		4.30%		4.25%		4.38%
Supplemental data
Net assets, end of period (in thousands)	$357,344		$430,657		$407,479		$259,552		$265,594
Portfolio turnover	14%		14%		28%		12%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.99		$7.38		$7.64		$7.30		$6.71
Income from investment operations:
Net investment income	0.25		0.25		0.25		0.26		0.26
Net realized and unrealized gain (loss)	(0.45)		0.61		(0.12)		0.36		0.59
Total from investment operations	(0.20)		0.86		0.13		0.62		0.85
Less distributions to shareholders:
Net investment income	(0.24)		(0.25)		(0.25)		(0.26)		(0.25)
Net realized gains	(0.01)		—		(0.14)		(0.02)		(0.01)
Total distributions to shareholders	(0.25)		(0.25)		(0.39)		(0.28)		(0.26)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$7.54		$7.99		$7.38		$7.64		$7.30
Total return	(2.53%)		11.78%		2.06%		8.71%		12.92%
Ratios to average net assets(b)
Total gross expenses	1.62%		1.61%		1.68%		1.62%		1.61%
Total net expenses(c)	1.53	%(d)	1.53	%(d)	1.58	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	3.13%		3.22%		3.53%		3.52%		3.65%
Supplemental data
Net assets, end of period (in thousands)	$769		$1,456		$1,989		$2,095		$5,377
Portfolio turnover	14%		14%		28%		12%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.99		$7.38		$7.64		$7.30		$6.71
Income from investment operations:
Net investment income	0.27		0.27		0.28		0.28		0.28
Net realized and unrealized gain (loss)	(0.44)		0.61		(0.13)		0.37		0.59
Total from investment operations	(0.17)		0.88		0.15		0.65		0.87
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)		(0.27)		(0.29)		(0.27)
Net realized gains	(0.01)		—		(0.14)		(0.02)		(0.01)
Total distributions to shareholders	(0.28)		(0.27)		(0.41)		(0.31)		(0.28)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$7.54		$7.99		$7.38		$7.64		$7.30
Total return	(2.24%)		12.12%		2.37%		9.03%		13.25%
Ratios to average net assets(b)
Total gross expenses	1.62%		1.61%		1.69%		1.62%		1.61%
Total net expenses(c)	1.23	%(d)	1.23	%(d)	1.27	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	3.46%		3.52%		3.86%		3.79%		3.91%
Supplemental data
Net assets, end of period (in thousands)	$39,465		$45,680		$39,040		$32,080		$28,928
Portfolio turnover	14%		14%		28%		12%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$7.97
Income from investment operations:
Net investment income	0.20
Net realized and unrealized loss	(0.42)
Total from investment operations	(0.22)
Less distributions to shareholders:
Net investment income	(0.20)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$7.55
Total return	(2.75%)
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)
Total net expenses(d)	0.53	%(c)(e)
Net investment income	4.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	14%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$8.00		$7.38		$7.64		$7.30		$6.71
Income from investment operations:
Net investment income	0.33		0.33		0.33		0.33		0.32
Net realized and unrealized gain (loss)	(0.45)		0.62		(0.13)		0.37		0.60
Total from investment operations	(0.12)		0.95		0.20		0.70		0.92
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.32)		(0.34)		(0.32)
Net realized gains	(0.01)		—		(0.14)		(0.02)		(0.01)
Total distributions to shareholders	(0.33)		(0.33)		(0.46)		(0.36)		(0.33)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$7.55		$8.00		$7.38		$7.64		$7.30
Total return	(1.54%)		13.05%		3.05%		9.78%		14.03%
Ratios to average net assets(b)
Total gross expenses	0.62%		0.61%		0.70%		0.63%		0.62%
Total net expenses(c)	0.53	%(d)	0.53	%(d)	0.59	%(d)	0.60	%(d)	0.60	%(d)
Net investment income	4.16%		4.22%		4.57%		4.49%		4.61%
Supplemental data
Net assets, end of period (in thousands)	$70,850		$84,354		$76,568		$94,541		$107,246
Portfolio turnover	14%		14%		28%		12%		14%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia California Tax-Exempt Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.
Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2013
28

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.07% of the Fund's average daily net assets.

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29

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R4	0.14	*
Class Z	0.12

*Annualized.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $66,506. The liability remaining at October 31, 2013 for non-recurring charges associated with the lease amounted to $32,919 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $700.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $175,307 for Class A, $200 for Class B and $6,031 for Class C shares for the year ended October 31, 2013.

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30

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	0.78%		0.79%
Class B	1.53		1.54
Class C	1.53		1.54
Class R4	0.53	*	—
Class Z	0.53		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for Trustees' deferred compensation, distributions, principal and/or interest of fixed income securities, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Tax-exempt income	$20,549,016	$21,740,939
Ordinary income	42,601	64,295
Long-term capital gains	361,431	—
Total	$20,953,048	$21,805,234

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,831,426
Undistributed accumulated long-term capital gains	3,545,529
Unrealized appreciation	24,161,247

At October 31, 2013, the cost of investments for federal income tax purposes was $439,076,637 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,272,552
Unrealized depreciation	(6,111,305)
Net unrealized appreciation	$24,161,247

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $70,923,054 and $115,829,397, respectively, for the year ended October 31, 2013.

Note 6. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 23.8% of the outstanding shares of the Fund. The Fund

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31

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

Annual Report 2013
32

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
33

Columbia California Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

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34

Columbia California Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$3,754,072
Exempt-Interest Dividends	99.79%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income distributions paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
35

Columbia California Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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36

Columbia California Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
37

Columbia California Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia California Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
39

Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the thirty-sixth, thirtieth and twenty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013
40

Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2013
41

Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Annual Report 2013
44

Columbia California Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia California Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN123_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia Connecticut Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Connecticut Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Connecticut Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Connecticut Intermediate Municipal Bond Fund (the Fund) Class A shares returned -1.34% excluding sales charges for the 12-month period that ended October 31, 2013. The Fund's Class Z shares returned -1.10% for the same time period.

>  By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned -0.53% for the same 12-month period.

>  Heavier exposure to bonds with 4% coupons and maturities longer than 10 years generally accounted for the Fund's shortfall relative to the benchmark. When these bonds fell below par, the rate of decline was greater than that of the overall market.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/18/02
Excluding sales charges		-1.34	4.69	3.15
Including sales charges		-4.54	4.00	2.65
Class B	11/18/02
Excluding sales charges		-2.08	3.91	2.38
Including sales charges		-4.95	3.91	2.38
Class C	11/18/02
Excluding sales charges		-1.74	4.28	2.74
Including sales charges		-2.70	4.28	2.74
Class R4 *	03/19/13	-1.12	4.95	3.41
Class T	06/26/00
Excluding sales charges		-1.25	4.80	3.26
Including sales charges		-5.97	3.79	2.75
Class Z	08/01/94	-1.10	4.95	3.41
Barclays 3-15 Year Blend Municipal Bond Index		-0.53	5.88	4.47

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Connecticut Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2013
3

Columbia Connecticut Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -1.34% excluding sales charges. The Fund's Class Z shares returned -1.10% for the same time frame. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned -0.53% for the same 12 months. Heavier exposure to bonds with 4% coupons and maturities longer than 10 years generally accounted for the Fund's shortfall relative to the benchmark. When these bonds fell below par, the rate of decline was greater than that of the overall market. The Fund sold its only Puerto Rico holding early in the period, which contributed positively to performance. Selling pressure sent Puerto Rico bonds down more than 17% for the 12-month period.

Second Half Rate Rise Pressures Municipal Market

The first half of the Fund's fiscal year was relatively uneventful, with interest rates range bound from November 2012 through April 2013. However, the Federal Reserve's (the Fed's) May announcement that it might begin to taper its monthly securities purchase program, known popularly as QE3 (the QE for "quantitative easing"), drove a sharp sell-off in the municipal market from May through mid-September. During this period, 10-year AAA municipal yields rose to close to 3.00%, matching the yield on the 10-year Treasury. New issue supply was down versus 2012, as higher rates made refinancing less viable. In addition, two major credit events clouded the outlook for municipal bonds: the city of Detroit filed for bankruptcy and Puerto Rico bonds fell sharply on negative economic news. Puerto Rico bonds are widely held in many mutual funds because they are triple tax-free.

Contributors and Detractors

We did well to eliminate exposure to Puerto Rico early in the period. At higher yields near the end of the period, we added a small position of Puerto Rico electric utilities, which we believe is one of the better names on the island. During the period, we decreased duration (a measure of interest rate sensitivity) to bring it generally in line with the benchmark by selling longer maturity bonds and decreasing exposure to 4% coupons, which helped decrease Fund volatility. We also decreased exposure to very short maturities, using the proceeds to cover redemptions from the Fund.

The Fund's exposure to bonds with 4% coupons and maturities longer than ten years detracted from performance relative to the benchmark. When these bonds fell below par, the rate of decline was greater than the decline of the overall market. The Fund's duration was also slightly longer than that of the benchmark, which hampered results as rates rose. In addition, the Fund held one large state general obligation holding, which was in the 15-year maturity range, the worst performing maturity segment for the period. Local general obligation bonds marginally lagged the benchmark overall. Despite accounting for the Fund's biggest allocation, the Fund's holdings in this area matched the performance of the benchmark's general obligation bonds.

A Slow Recovery for Connecticut Economy

Helped by continued growth in health care, education and recovery in the construction sector, Connecticut recorded slow but solid growth over the past 12-month period ended October 31, 2013. However, the long-term outlook for the

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at October 31, 2013)
AAA rating	11.5
AA rating	32.2
A rating	48.2
BBB rating	3.9
Not rated	4.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
4

Columbia Connecticut Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

state currently remains mixed. At present, local government payrolls are trending downward, reflecting a reduced property tax base. Large firms that depend on federal defense spending are subject to serious downside risks, with federal budget pressures intact. In addition, higher energy bills will push up the cost of living across the state. Yet, the presence of civilian aerospace, health care and prestigious educational institutions will drive output, and household income growth is likely to be higher than the U.S. average.

Looking Ahead

A drop in new issue supply is currently projected for 2014, as issuers remain cautious about taking on new debt. In this environment, we will look to our credit research team to help us seek to identify opportunities in the higher yielding A and BBB rated segments of the market that we believe are attractively valued and offer sound fundamentals. We believe the eight- to 12-year maturity range offers value because the vast majority of yield available in the intermediate space can be captured in this maturity range. We also currently plan to continue to maintain a neutral duration relative to the benchmark until there is more clarity around the Fed's intentions and the arrival of a new Fed chairman at the beginning of 2014.

Annual Report 2013
5

Columbia Connecticut Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 — October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	974.30	1,021.12	4.03	4.13	0.81
Class B	1,000.00	1,000.00	970.60	1,017.34	7.75	7.93	1.56
Class C	1,000.00	1,000.00	972.30	1,019.11	6.02	6.16	1.21
Class R4	1,000.00	1,000.00	975.40	1,022.38	2.79	2.85	0.56
Class T	1,000.00	1,000.00	974.80	1,021.63	3.53	3.62	0.71
Class Z	1,000.00	1,000.00	975.50	1,022.38	2.79	2.85	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 0.9%
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/23	5.125%	1,520,000	1,694,800
Higher Education 10.9%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Sacred Heart University Series 2012H (AGM) 07/01/19	5.000%	2,350,000	2,744,471
Revenue Bonds Fairfield University Series 2008N 07/01/18	5.000%	2,120,000	2,430,559
07/01/22	5.000%	2,500,000	2,796,750
Quinnipiac University Series 2007I (NPFGC) 07/01/22	5.000%	2,000,000	2,196,680
Quinnipiac University Health & Education Series 2007 (NPFGC) 07/01/28	5.000%	2,000,000	2,148,760
Sacred Heart University Series 2011G 07/01/20	5.000%	1,190,000	1,307,524
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	500,000	584,100
Series 2004H (NPFGC) 07/01/25	5.000%	540,000	554,548
Yale University Series 1997T-1 07/01/29	4.700%	4,800,000	5,008,032
Total			19,771,424
Hospital 12.8%
Connecticut State Health & Educational Facility Authority Revenue Bonds Bridgeport Hospital Series 2012D 07/01/22	5.000%	1,400,000	1,553,020
Health System Catholic East Series 2010 11/15/29	4.750%	3,420,000	3,493,804
Hospital for Special Care Series 2007C (RAD) 07/01/17	5.250%	500,000	553,245
07/01/20	5.250%	1,235,000	1,319,239
07/01/27	5.250%	750,000	762,180
Lawrence & Memorial Hospital Series 2011S 07/01/15	5.000%	850,000	912,807
Middlesex Hospital Series 2006M (AGM) 07/01/27	4.875%	500,000	519,405

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011N 07/01/17	5.000%	1,175,000	1,323,872
07/01/20	5.000%	1,365,000	1,534,069
07/01/21	5.000%	1,000,000	1,113,940
Stamford Hospital Series 2012J 07/01/19	4.000%	1,435,000	1,545,696
07/01/20	5.000%	1,525,000	1,715,854
Western Connecticut Health Network Series 2011 07/01/19	5.000%	1,760,000	1,993,094
07/01/20	5.000%	1,630,000	1,837,140
William W Backus Hospital Series 2005G (AGM) 07/01/24	5.000%	2,060,000	2,159,560
Yale-New Haven Hospital Series 2013N 07/01/25	5.000%	300,000	333,501
07/01/26	5.000%	570,000	624,395
Total			23,294,821
Human Service Provider 0.1%
Connecticut State Health & Educational Facility Authority Revenue Bonds Village Families & Children Series 2002A (AMBAC) 07/01/23	5.000%	260,000	260,000
Investor Owned 2.8%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	5,000,000	5,104,550
Joint Power Authority 0.6%
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2012A 01/01/27	5.000%	1,000,000	1,096,030
Local General Obligation 27.9%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/17	5.250%	1,500,000	1,707,420
08/15/21	5.500%	1,125,000	1,312,909
Series 2012B 08/15/19	4.000%	3,000,000	3,263,970
City of Danbury Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 08/01/16	4.750%	1,270,000	1,322,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Hartford Unlimited General Obligation Bonds Series 2011A 04/01/22	5.250%	1,325,000	1,544,182
04/01/23	5.250%	1,325,000	1,523,101
04/01/24	5.250%	1,325,000	1,507,254
Unlimited General Obligation Refunding Bonds Series 2005C (NPFGC) 09/01/19	5.000%	2,085,000	2,406,590
Series 2013A 04/01/26	5.000%	1,810,000	1,993,371
City of New Britain Unlimited General Obligation Bonds Series 2006 (AMBAC) 04/15/17	5.000%	1,165,000	1,318,396
City of New Haven Unlimited General Obligation Bonds Series 2011 (AGM) 08/01/18	5.000%	820,000	937,227
Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 11/01/18	5.000%	4,410,000	5,060,210
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B 08/15/17	5.250%	1,125,000	1,312,301
City of West Haven Unlimited General Obligation Bonds Series 2012 (AGM) 08/01/17	4.000%	2,215,000	2,356,627
Regional School District No. 15 Limited General Obligation Refunding Bonds Series 2003 (NPFGC) 02/01/15	5.000%	1,105,000	1,167,974
02/01/16	5.000%	1,025,000	1,124,733
Town of East Haven Unlimited General Obligation Refunding Bonds Series 2003 (NPFGC) 09/01/15	5.000%	640,000	687,795
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2008 01/01/20	5.000%	1,000,000	1,195,630
01/01/22	5.000%	500,000	602,870
Town of Guilford Refunding Unlimited General Obligation Bonds Series 2012-A 08/15/26	3.000%	960,000	903,264
Town of Hamden Unlimited General Obligation Refunding Bonds Series 2013 (AGM) 08/15/20	5.000%	1,000,000	1,129,550
08/15/21	5.000%	1,000,000	1,122,600
Town of New Milford Unlimited General Obligation Bonds Series 2004 (AMBAC) 01/15/16	5.000%	1,025,000	1,129,437

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Newtown Unlimited General Obligation Refunding Bonds Series 2010 07/01/20	4.500%	1,500,000	1,749,765
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/24	4.750%	1,150,000	1,336,162
07/15/25	4.750%	1,150,000	1,328,572
Town of Ridgefield Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	5.000%	2,130,000	2,579,217
Town of Trumbull Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	4.000%	575,000	639,469
09/15/21	4.000%	600,000	655,674
Town of Watertown Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/17	5.000%	1,060,000	1,222,795
Series 2009B 07/01/17	5.000%	2,000,000	2,303,740
Town of Weston Unlimited General Obligation Bonds Series 2004 07/15/15	5.250%	1,300,000	1,409,954
Town of Windham Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 06/15/15	5.000%	785,000	844,338
Total			50,700,043
Multi-Family 1.2%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/22	5.000%	1,035,000	1,087,402
06/01/23	5.000%	1,085,000	1,134,129
Total			2,221,531
Municipal Power 0.7%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	351,549
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(a) 07/01/17	5.000%	1,000,000	888,690
Total			1,240,239

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nursing Home 0.7%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/21	5.400%	500,000	516,570
Alzheimers Residence Center, Inc. Project Series 2007 08/15/17	5.200%	785,000	823,732
Total			1,340,302
Pool/Bond Bank 1.3%
State of Connecticut Refunding Revenue Bonds Revolving Fund Series 2003B 10/01/15	5.000%	1,000,000	1,089,650
Series 2009C 10/01/18	5.000%	1,000,000	1,184,830
Total			2,274,480
Prep School 3.2%
Connecticut State Health & Educational Facility Authority Revenue Bonds Greenwich Academy Series 2007E (AGM) 03/01/26	5.250%	2,770,000	3,214,668
Loomis Chaffe School Series 2005F (AMBAC) 07/01/27	5.250%	1,670,000	1,997,320
Miss Porters School Issue Series 2006B (AMBAC) 07/01/29	4.500%	600,000	603,714
Total			5,815,702
Refunded/Escrowed 4.1%
City of Hartford Unlimited General Obligation Bonds Series 2006 (AMBAC) 07/15/22	5.000%	600,000	671,682
Series 2009A (AGM) 08/15/17	5.000%	695,000	804,873
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2006A (AMBAC) 01/01/22	5.000%	2,000,000	2,272,900
Series 2009A (AGM) 01/01/17	5.000%	1,525,000	1,733,086
Puerto Rico Highways & Transportation Authority Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(a) 07/01/22	5.250%	895,000	1,102,577

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Connecticut Special Tax Bonds Transportation Infrastructure Series 2003B (NPFGC) 01/01/23	5.000%	800,000	806,488
Total			7,391,606
Single Family 4.0%
Connecticut Housing Finance Authority Revenue Bonds Subordinated Series 2008B-1 11/15/23	4.750%	3,000,000	3,135,330
Subordinated Series 2009B-1 11/15/24	4.550%	4,000,000	4,150,280
Total			7,285,610
Special Non Property Tax 8.3%
State of Connecticut Special Tax Revenue Bonds Transportation Infrastructure Series 2009A 12/01/19	4.500%	3,765,000	4,388,296
State of Connecticut Refunding Special Tax Bonds 2nd Lien Transportation Infrastructure Series 2009-1 02/01/17	4.250%	2,000,000	2,229,640
02/01/19	5.000%	3,450,000	4,070,655
Transportation Infrastructure Series 2004B (AMBAC) 07/01/18	5.250%	1,500,000	1,782,450
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	550,000	565,933
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(a) 10/01/25	5.000%	2,020,000	2,122,879
Total			15,159,853
Special Property Tax 1.7%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	2,803,000	3,037,022

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 3.1%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University System Series 2007I (AGM) 11/01/17	5.250%	1,000,000	1,168,290
University of Connecticut Revenue Bonds Series 2007A 04/01/24	4.000%	2,100,000	2,180,493
Series 2009A 02/15/23	5.000%	2,000,000	2,284,360
Total			5,633,143
State General Obligation 9.7%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/18	5.000%	1,755,000	2,024,217
06/15/19	5.000%	1,840,000	2,133,296
State of Connecticut Unlimited General Obligation Bonds Series 2005D (NPFGC) 11/15/23	5.000%	4,000,000	4,355,160
Series 2008B 04/15/22	5.000%	5,415,000	6,130,592
Unlimited General Obligation Refunding Bonds Series 2005B (AMBAC) 06/01/20	5.250%	600,000	720,396
Series 2006E 12/15/20	5.000%	2,000,000	2,249,320
Total			17,612,981
Water & Sewer 3.4%
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/22	5.250%	1,370,000	1,646,014
08/01/23	5.250%	500,000	601,310
Series 2012-27 08/01/29	5.000%	2,945,000	3,183,044
South Central Connecticut Regional Water Authority(b) Revenue Bonds 18th Series 2003B (NPFGC) 08/01/29	5.250%	750,000	815,588
Total			6,245,956
Total Municipal Bonds (Cost: $167,557,123)			177,180,093

Money Market Funds 1.7%

Issue Description	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(c)	1,600,007	1,600,007
JPMorgan Tax-Free Money Market Fund, 0.010%(c)	1,497,262	1,497,262
Total Money Market Funds (Cost: $3,097,269)		3,097,269
Total Investments (Cost: $170,654,392)		180,277,362
Other Assets & Liabilities, Net		1,690,774
Net Assets		181,968,136

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $5,031,628 or 2.77% of net assets.

(b)  Variable rate security.

(c)  The rate shown is the seven-day current annualized yield at October 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

NPFGC  National Public Finance Guarantee Corporation

RAD  Radian Asset Assurance, Inc.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	177,180,093	—	177,180,093
Total Bonds	—	177,180,093	—	177,180,093
Mutual Funds
Money Market Funds	3,097,269	—	—	3,097,269
Total Mutual Funds	3,097,269	—	—	3,097,269
Total	3,097,269	177,180,093	—	180,277,362

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value (identified cost $170,654,392)	$180,277,362
Receivable for:
Capital shares sold	79,128
Interest	2,237,125
Expense reimbursement due from Investment Manager	146
Prepaid expenses	1,858
Trustees' deferred compensation plan	31,159
Other assets	2,980
Total assets	182,629,758
Liabilities
Payable for:
Capital shares purchased	102,024
Dividend distributions to shareholders	462,401
Investment management fees	1,996
Distribution and/or service fees	244
Transfer agent fees	32,148
Administration fees	349
Chief compliance officer expenses	13
Other expenses	31,288
Trustees' deferred compensation plan	31,159
Total liabilities	661,622
Net assets applicable to outstanding capital stock	$181,968,136
Represented by
Paid-in capital	$172,723,632
Undistributed net investment income	141,748
Accumulated net realized loss	(520,214)
Unrealized appreciation (depreciation) on:
Investments	9,622,970
Total — representing net assets applicable to outstanding capital stock	$181,968,136

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$9,015,829
Shares outstanding	830,692
Net asset value per share	$10.85
Maximum offering price per share(a)	$11.21
Class B
Net assets	$142,898
Shares outstanding	13,167
Net asset value per share	$10.85
Class C
Net assets	$6,977,022
Shares outstanding	642,906
Net asset value per share	$10.85
Class R4
Net assets	$2,428
Shares outstanding	224
Net asset value per share	$10.84
Class T
Net assets	$13,287,239
Shares outstanding	1,224,351
Net asset value per share	$10.85
Maximum offering price per share(a)	$11.39
Class Z
Net assets	$152,542,720
Shares outstanding	14,056,388
Net asset value per share	$10.85

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends	$183
Interest	6,987,300
Total income	6,987,483
Expenses:
Investment management fees	807,504
Distribution and/or service fees
Class A	22,583
Class B	1,563
Class C	74,454
Class T	20,972
Transfer agent fees
Class A	17,412
Class B	300
Class C	14,331
Class R4(a)	2
Class T	26,927
Class Z	329,730
Administration fees	141,313
Compensation of board members	20,777
Custodian fees	2,581
Printing and postage fees	17,911
Registration fees	36,939
Professional fees	29,784
Chief compliance officer expenses	130
Other	9,920
Total expenses	1,575,133
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(338,425)
Fees waived by Distributor — Class C	(26,076)
Expense reductions	(60)
Total net expenses	1,210,572
Net investment income	5,776,911
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(511,379)
Net realized loss	(511,379)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,683,067)
Net change in unrealized appreciation (depreciation)	(7,683,067)
Net realized and unrealized loss	(8,194,446)
Net decrease in net assets from operations	$(2,417,535)

(a) For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations
Net investment income	$5,776,911	$6,479,838
Net realized gain (loss)	(511,379)	905,873
Net change in unrealized appreciation (depreciation)	(7,683,067)	6,420,027
Net increase (decrease) in net assets resulting from operations	(2,417,535)	13,805,738
Distributions to shareholders
Net investment income
Class A	(240,467)	(229,355)
Class B	(2,976)	(4,861)
Class C	(167,685)	(171,721)
Class R4(a)	(44)	—
Class T	(385,443)	(438,059)
Class Z	(4,973,046)	(5,624,284)
Net realized gains
Class A	(36,990)	(5,890)
Class B	(807)	(198)
Class C	(30,336)	(5,430)
Class T	(59,534)	(11,410)
Class Z	(746,436)	(138,191)
Total distributions to shareholders	(6,643,764)	(6,629,399)
Increase (decrease) in net assets from capital stock activity	(23,061,437)	(7,140,775)
Total increase (decrease) in net assets	(32,122,736)	35,564
Net assets at beginning of year	214,090,872	214,055,308
Net assets at end of year	$181,968,136	$214,090,872
Undistributed net investment income	$141,748	$159,453

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Connecticut Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year ended October 31, 2013(a)		Year ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	271,318	3,047,855	228,505	2,573,955
Distributions reinvested	20,678	229,031	16,061	180,719
Redemptions	(249,512)	(2,763,143)	(286,767)	(3,201,169)
Net increase (decrease)	42,484	513,743	(42,201)	(446,495)
Class B shares
Subscriptions	87	974	146	1,642
Distributions reinvested	242	2,684	292	3,279
Redemptions(b)	(4,580)	(51,593)	(7,204)	(81,242)
Net decrease	(4,251)	(47,935)	(6,766)	(76,321)
Class C shares
Subscriptions	161,593	1,783,135	125,172	1,404,628
Distributions reinvested	11,462	127,275	9,899	111,347
Redemptions	(193,430)	(2,125,797)	(125,712)	(1,409,142)
Net increase (decrease)	(20,375)	(215,387)	9,359	106,833
Class R4 shares
Subscriptions	223	2,500	—	—
Distributions reinvested	1	6	—	—
Net increase	224	2,506	—	—
Class T shares
Subscriptions	8,291	91,194	4,949	55,653
Distributions reinvested	22,804	253,463	22,302	250,774
Redemptions	(121,242)	(1,347,078)	(90,480)	(1,017,917)
Net decrease	(90,147)	(1,002,421)	(63,229)	(711,490)
Class Z shares
Subscriptions	1,263,206	14,097,975	1,836,040	20,639,272
Distributions reinvested	26,613	295,542	19,839	223,272
Redemptions	(3,334,224)	(36,705,460)	(2,386,699)	(26,875,846)
Net decrease	(2,044,405)	(22,311,943)	(530,820)	(6,013,302)
Total net decrease	(2,116,470)	(23,061,437)	(633,657)	(7,140,775)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31, 2013
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.97		$11.00		$10.69		$10.06
Income from investment operations:
Net investment income	0.29		0.31		0.33		0.33		0.35
Net realized and unrealized gain (loss)	(0.44)		0.38		(0.03)		0.31		0.63
Total from investment operations	(0.15)		0.69		0.30		0.64		0.98
Less distributions to shareholders:
Net investment income	(0.29)		(0.31)		(0.33)		(0.33)		(0.35)
Net realized gains	(0.05)		(0.01)		—		—		—
Total distributions to shareholders	(0.34)		(0.32)		(0.33)		(0.33)		(0.35)
Net asset value, end of period	$10.85		$11.34		$10.97		$11.00		$10.69
Total return	(1.34%)		6.36%		2.83%		6.10%		9.87%
Ratios to average net assets(a)
Total gross expenses	0.97%		1.00%		1.03%		0.94%		0.94%
Total net expenses(b)	0.80	%(c)	0.79	%(c)	0.79	%(c)	0.80	%(c)	0.78	%(c)
Net investment income	2.67%		2.79%		3.09%		3.08%		3.35%
Supplemental data
Net assets, end of period (in thousands)	$9,016		$8,937		$9,108		$11,458		$10,863
Portfolio turnover	9%		19%		6%		10%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31, 2013
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.97		$11.00		$10.69		$10.06
Income from investment operations:
Net investment income	0.21		0.23		0.25		0.25		0.28
Net realized and unrealized gain (loss)	(0.44)		0.38		(0.03)		0.31		0.62
Total from investment operations	(0.23)		0.61		0.22		0.56		0.90
Less distributions to shareholders:
Net investment income	(0.21)		(0.23)		(0.25)		(0.25)		(0.27)
Net realized gains	(0.05)		(0.01)		—		—		—
Total distributions to shareholders	(0.26)		(0.24)		(0.25)		(0.25)		(0.27)
Net asset value, end of period	$10.85		$11.34		$10.97		$11.00		$10.69
Total return	(2.08%)		5.56%		2.05%		5.31%		9.05%
Ratios to average net assets(a)
Total gross expenses	1.72%		1.84%		1.83%		1.69%		1.69%
Total net expenses(b)	1.55	%(c)	1.54	%(c)	1.55	%(c)	1.55	%(c)	1.53	%(c)
Net investment income	1.91%		2.06%		2.35%		2.34%		2.62%
Supplemental data
Net assets, end of period (in thousands)	$143		$197		$265		$1,467		$1,995
Portfolio turnover	9%		19%		6%		10%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31, 2013
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.97		$11.00		$10.69		$10.06
Income from investment operations:
Net investment income	0.25		0.27		0.29		0.29		0.31
Net realized and unrealized gain (loss)	(0.44)		0.38		(0.03)		0.31		0.63
Total from investment operations	(0.19)		0.65		0.26		0.60		0.94
Less distributions to shareholders:
Net investment income	(0.25)		(0.27)		(0.29)		(0.29)		(0.31)
Net realized gains	(0.05)		(0.01)		—		—		—
Total distributions to shareholders	(0.30)		(0.28)		(0.29)		(0.29)		(0.31)
Net asset value, end of period	$10.85		$11.34		$10.97		$11.00		$10.69
Total return	(1.74%)		5.94%		2.41%		5.68%		9.43%
Ratios to average net assets(a)
Total gross expenses	1.72%		1.74%		1.79%		1.69%		1.69%
Total net expenses(b)	1.20	%(c)	1.19	%(c)	1.19	%(c)	1.20	%(c)	1.18	%(c)
Net investment income	2.26%		2.39%		2.68%		2.68%		2.94%
Supplemental data
Net assets, end of period (in thousands)	$6,977		$7,520		$7,172		$7,897		$8,047
Portfolio turnover	9%		19%		6%		10%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013 2013(a)
Per share data
Net asset value, beginning of period	$11.19
Income from investment operations:
Net investment income	0.20
Net realized and unrealized loss	(0.35)
Total from investment operations	(0.15)
Less distributions to shareholders:
Net investment income	(0.20)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$10.84
Total return	(1.36%)
Ratios to average net assets(b)
Total gross expenses	0.62	%(c)
Total net expenses(d)	0.56	%(c)(e)
Net investment income	2.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	9%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31, 2013
Class T	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.97		$11.00		$10.69		$10.06
Income from investment operations:
Net investment income	0.31		0.32		0.34		0.35		0.36
Net realized and unrealized gain (loss)	(0.45)		0.38		(0.03)		0.30		0.63
Total from investment operations	(0.14)		0.70		0.31		0.65		0.99
Less distributions to shareholders:
Net investment income	(0.30)		(0.32)		(0.34)		(0.34)		(0.36)
Net realized gains	(0.05)		(0.01)		—		—		—
Total distributions to shareholders	(0.35)		(0.33)		(0.34)		(0.34)		(0.36)
Net asset value, end of period	$10.85		$11.34		$10.97		$11.00		$10.69
Total return	(1.25%)		6.47%		2.93%		6.21%		9.98%
Ratios to average net assets(a)
Total gross expenses	0.87%		0.89%		0.94%		0.84%		0.84%
Total net expenses(b)	0.70	%(c)	0.69	%(c)	0.69	%(c)	0.70	%(c)	0.68	%(c)
Net investment income	2.76%		2.89%		3.18%		3.18%		3.46%
Supplemental data
Net assets, end of period (in thousands)	$13,287		$14,903		$15,110		$16,603		$16,889
Portfolio turnover	9%		19%		6%		10%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Connecticut Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31, 2013
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.97		$11.00		$10.69		$10.06
Income from investment operations:
Net investment income	0.32		0.34		0.36		0.36		0.38
Net realized and unrealized gain (loss)	(0.44)		0.38		(0.03)		0.31		0.63
Total from investment operations	(0.12)		0.72		0.33		0.67		1.01
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.36)		(0.36)		(0.38)
Net realized gains	(0.05)		(0.01)		—		—		—
Total distributions to shareholders	(0.37)		(0.35)		(0.36)		(0.36)		(0.38)
Net asset value, end of period	$10.85		$11.34		$10.97		$11.00		$10.69
Total return	(1.10%)		6.63%		3.08%		6.37%		10.14%
Ratios to average net assets(a)
Total gross expenses	0.72%		0.74%		0.79%		0.69%		0.69%
Total net expenses(b)	0.55	%(c)	0.54	%(c)	0.54	%(c)	0.55	%(c)	0.53	%(c)
Net investment income	2.91%		3.04%		3.33%		3.33%		3.60%
Supplemental data
Net assets, end of period (in thousands)	$152,543		$182,533		$182,400		$209,384		$200,830
Portfolio turnover	9%		19%		6%		10%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Connecticut Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2013
24

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.40% of the Fund's average daily net assets.

Annual Report 2013
25

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.14	*
Class T	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $60.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.40% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay

Annual Report 2013
26

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2013 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $12,459 for Class A, $1,078 for Class C and $1,047 for Class T shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	0.81%		0.79%
Class B	1.56		1.54
Class C	1.56		1.54
Class R4	0.56	*	—
Class T	0.71		0.69
Class Z	0.56		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(24,955)
Accumulated net realized loss	24,954
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Ordinary income	$26,528	$6,468,280
Long-term capital gains	849,148	161,119
Tax-exempt income	5,768,088	—
Total	$6,643,764	$6,629,399

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$616,988
Unrealized appreciation	9,641,291

Annual Report 2013
27

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013, the cost of investments for federal income tax purposes was $170,636,071 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,256,977
Unrealized depreciation	(615,686)
Net unrealized appreciation	$9,641,291

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	520,214
Total	520,214

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $17,488,013 and $37,315,756, respectively, for the year ended October 31, 2013.

Note 6. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 82.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to

$500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Annual Report 2013
28

Columbia Connecticut Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
29

Columbia Connecticut Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Connecticut Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013
Annual Report 2013
30

Columbia Connecticut Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$5,768,088
Exempt-Interest Dividends	99.54%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
31

Columbia Connecticut Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
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Columbia Connecticut Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	First Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
33

Columbia Connecticut Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Name, Address and Year of Birth	Position and Year Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	First Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
34

Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Connecticut Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

Annual Report 2013
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Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the forty-ninth, sixtieth and eighty-second percentiles (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2013
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Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions,

Annual Report 2013
37

Columbia Connecticut Intermediate Municipal Bond Fund

Board Consideration and Approval of
Advisory Agreement (continued)

that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
38

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Annual Report 2013
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Annual Report 2013
40

Columbia Connecticut Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Connecticut Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN131_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	27
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	45
Federal Income Tax Information	46
Trustees and Officers	47
Board Consideration and Approval of Advisory Agreement	50
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Intermediate Municipal Bond Fund (the Fund) Class A shares returned -1.39% excluding sales charges for the 12-month period that ended October 31, 2013. The Fund's Class Z shares returned -1.28% for the same time period.

>  By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned -0.53% for the 12-month period.

>  The Fund modestly lagged the benchmark because of its slightly longer duration (a measure of interest rate sensitivity) and also because of its coupon structure in the 15- to 20-year maturity range.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		-1.39	5.37	3.60
Including sales charges		-4.59	4.68	3.10
Class B	11/25/02
Excluding sales charges		-2.02	4.69	2.93
Including sales charges		-4.89	4.69	2.93
Class C	11/25/02
Excluding sales charges		-1.58	5.16	3.39
Including sales charges		-2.54	5.16	3.39
Class R4*	03/19/13	-1.30	5.56	3.79
Class R5*	11/08/12	-1.21	5.58	3.80
Class T	06/26/00
Excluding sales charges		-1.34	5.42	3.65
Including sales charges		-6.02	4.40	3.15
Class Z	06/14/93	-1.28	5.57	3.79
Barclays 3-15 Year Blend Municipal Bond Index		-0.53	5.88	4.47

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2013
3

Columbia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -1.39% excluding sales charges. The Fund's Class Z shares returned -1.28% for the same time frame. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned -0.53% for the 12-month period. The Fund modestly lagged the benchmark because of its slightly longer duration (a measure of interest rate sensitivity) and also because of its coupon structure in the 15- to 20-year maturity range. Exposure to BBB rated credits aided performance, as the Fund did better than the benchmark in this quality segment. Lower A rated names also aided results.

Second Half Rate Rise Spurs Municipal Fund Outflows

The first half of the Fund's fiscal year was relatively uneventful, with interest rates range bound from November 2012 through April 2013. However, the Federal Reserve's (the Fed's) May announcement that it might begin to taper its monthly securities purchase program, known popularly as QE3 (QE refers to "quantitative easing"), drove a sharp and prolonged sell-off in the municipal market from May through mid-September. During this period 10-year AAA municipal yields rose to close to 3.00%, matching the yield on the 10-year Treasury. New issue supply was down versus 2012, as higher rates made refinancing less viable. In addition, two major credit events clouded the outlook for municipal bonds: the city of Detroit filed for bankruptcy and Puerto Rico bonds fell sharply on negative economic news. Puerto Rico bonds are widely held in many mutual funds because they are triple tax-free.

Within the benchmark, returns were slightly positive on one, three and five-year municipals. The worst returns were generated by bonds in the 12-17 year range. A rated bonds posted slightly better returns than higher quality AA and AAA rated bonds, due to the additional yield they generated. BBB rated bonds were the worst performers, dragged down by Puerto Rico exposure.

Market Environment Pressured Fund Results

Early in the period, we decreased Fund exposure to bonds with very short maturities. However, as interest rates rose, we decreased duration exposure overall and sold more longer maturity issues, particularly those with 4% coupons, which underperformed as rates rose and added volatility to the Fund. As a result of these actions, we realized losses that offset gains that had been made from previous activity.

Contributors and Detractors

Overweights in hospital bonds and industrial development revenue/pollution control revenue bonds helped performance because both generated positive returns in a period of generally negative performance for the municipal market. The Fund's BBB rated holdings aided relative performance, even though BBB bonds were generally poor performers for the period. That's because the Fund had very little exposure to Puerto Rico bonds. Lower A rated names also aided results. The Fund's Massachusetts and Florida holdings outperformed the benchmark and California bonds generally did well, even though the Fund's longer duration exposure within California holdings offset some of these gains. An underweight in longer maturity (12-17 year) bonds was also positive for the

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Top Ten States (%) (at October 31, 2013)
California	14.6
New York	13.0
Texas	8.9
Florida	7.1
Illinois	6.0
New Jersey	5.3
Massachusetts	5.2
Pennsylvania	3.8
Colorado	2.7
Rhode Island	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at October 31, 2013)
AAA rating	5.8
AA rating	34.7
A rating	42.8
BBB rating	12.0
Non-investment grade	1.1
Not rated	3.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

Fund. However, all of these positive factors were not enough to offset the impact of the Fund's long duration and its 4% coupon holdings.

Looking Ahead

A drop in new issue supply is currently projected for 2014, as issuers remain cautious about taking on new debt. In this environment, we will look to our credit research team to help us seek to identify opportunities in the higher yielding A and BBB rated segment of the market with issues that we believe are attractively valued and offer sound fundamentals. We believe the eight- to 12-year maturity range offers value because the vast majority of yield available in the intermediate space can be captured in this maturity range. We also currently plan to continue to maintain a neutral duration relative to the benchmark until there is more clarity around the Fed's intentions and the arrival of a new Fed chairman at the beginning of 2014.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	972.20	1,021.48	3.68	3.77	0.74
Class B	1,000.00	1,000.00	969.00	1,018.20	6.90	7.07	1.39
Class C	1,000.00	1,000.00	970.40	1,020.47	4.67	4.79	0.94
Class R4	1,000.00	1,000.00	972.20	1,022.48	2.68	2.75	0.54
Class R5	1,000.00	1,000.00	972.70	1,022.94	2.24	2.29	0.45
Class T	1,000.00	1,000.00	972.50	1,021.73	3.43	3.52	0.69
Class Z	1,000.00	1,000.00	972.30	1,022.48	2.68	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.6%
Alabama 21st Century Authority Revenue Bonds Series 2012A 06/01/19	5.000%	1,750,000	1,991,342
Alabama Public School & College Authority Refunding Revenue Bonds Series 2009A 05/01/19	5.000%	10,000,000	11,864,900
Total			13,856,242
Alaska 1.0%
City of Valdez Refunding Revenue Bonds BP Pipelines Project Series 2003B 01/01/21	5.000%	19,460,000	22,426,482
Arizona 1.6%
Arizona School Facilities Board Certificate of Participation Series 2008 09/01/15	5.500%	7,500,000	8,163,675
City of Tucson Unlimited General Obligation Refunding Bonds Series 1998 07/01/18	5.500%	4,760,000	5,667,208
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A 07/01/18	5.000%	3,500,000	3,923,500
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Arizona Public Service Co. Series 2009D(a) 05/01/29	6.000%	10,000,000	10,261,200
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A 01/01/22	5.000%	1,000,000	1,143,900
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM) 10/01/18	5.000%	5,000,000	5,732,450
Total			34,891,933

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arkansas 0.2%
County of Independence Refunding Revenue Bonds Entergy Mississippi, Inc. Project Series 1999 (AMBAC) 07/01/22	4.900%	4,600,000	4,708,974
California 14.3%
California Health Facilities Financing Authority Revenue Bonds St. Joseph Health System Series 2009B 07/01/18	5.000%	10,445,000	12,120,169
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/23	5.625%	3,000,000	3,230,070
California State Department of Water Resources Revenue Bonds Power Supply Series 2008H 05/01/21	5.000%	5,000,000	5,824,850
California State Public Works Board Refunding Revenue Bonds Department of Corrections and Rehab Series 2006F (NPFGC) 11/01/18	5.250%	4,000,000	4,747,720
Various Capital Projects Series 2012G 11/01/28	5.000%	5,510,000	5,910,136
Revenue Bonds Various Capital Projects Series 2011A 10/01/22	5.250%	3,395,000	3,961,524
Series 2012A 04/01/28	5.000%	10,000,000	10,686,200
California State University Revenue Bonds Systemwide Series 2008A (AGM) 11/01/22	5.000%	5,000,000	5,651,400
City of Fresno Sewer System Revenue Bonds Series 1993A-1 (AMBAC) 09/01/19	5.250%	5,000,000	5,587,450
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	15,435,000	16,714,253

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Sacramento Airport System Revenue Bonds Series 2009B 07/01/24	5.000%	1,000,000	1,104,390
Los Angeles Unified School District Unlimited General Obligation Bonds Election of 2005 Series 2007E (AGM) 07/01/20	5.000%	6,230,000	7,094,973
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(b) 08/01/24	0.000%	5,000,000	2,880,400
Monrovia Unified School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/21	5.250%	5,600,000	6,560,344
Oakland Unified School District Unlimited General Obligation Bonds Election of 2006 Series 2009A 08/01/29	6.125%	14,500,000	15,574,595
Orange County Public Financing Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/16	5.000%	10,000,000	11,124,200
Oxnard Financing Authority Revenue Bonds Redwood Trunk Sewer & Headworks Series 2004A (NPFGC) 06/01/29	5.000%	3,795,000	3,802,400
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC) 05/01/29	5.500%	3,000,000	3,093,630
Rancho Santiago Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM)(b) 09/01/31	0.000%	28,000,000	11,040,400
Sacramento Municipal Utility District Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/29	5.125%	7,035,000	7,284,320
San Francisco City & County Airports Commission Revenue Bonds Series 2010A 05/01/29	4.900%	5,000,000	5,245,450

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(b) 01/01/25	0.000%	22,405,000	15,717,556
San Jose Financing Authority Refunding Revenue Bonds Civic Center Project Series 2013A 06/01/29	5.000%	14,925,000	16,053,629
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation Election of 2005 Series 2006A (NPFGC)(b) 09/01/20	0.000%	9,310,000	7,863,226
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A 11/01/22	5.250%	2,500,000	2,774,200
Windy Point/Flats Project 1 Series 2010 07/01/28	5.000%	10,000,000	10,868,800
Windy Point/Windy Flats Project Series 2010-1 07/01/30	5.000%	15,875,000	17,147,222
State of California Unlimited General Obligation Bonds Series 2002 (AMBAC) 02/01/18	6.000%	5,000,000	6,036,700
Various Purpose Series 2009 04/01/22	5.250%	1,000,000	1,128,230
10/01/22	5.250%	25,000,000	28,420,000
Series 2010 03/01/25	5.000%	1,000,000	1,116,740
Series 2011 10/01/19	5.000%	12,000,000	14,227,320
09/01/31	5.000%	15,000,000	15,957,900
Unlimited General Obligation Refunding Bonds Series 2009A 07/01/20	5.000%	12,500,000	14,729,000
07/01/21	5.250%	1,000,000	1,191,780
West Contra Costa Unified School District Unlimited General Obligation Bonds Series 2005 (NPFGC)(b) 08/01/20	0.000%	7,285,000	5,934,434
Total			308,405,611
Colorado 2.7%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	340,000	329,096

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/27	5.000%	4,000,000	4,006,080
Revenue Bonds Covenant Retirement Communities, Inc. Series 2005 12/01/18	5.000%	1,000,000	1,042,560
Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	521,765
Colorado Health Facilities Authority(a) Revenue Bonds Catholic Health Initiatives Series 2008D-3 10/01/38	5.500%	5,000,000	5,498,100
Colorado State Board of Governors Refunding Revenue Bonds Series 2013A 03/01/31	5.000%	4,560,000	4,999,812
County of Adams Refunding Revenue Bonds Public Service Co. of Colorado Project Series 2005A (NPFGC) 09/01/17	4.375%	11,550,000	12,207,888
Denver Urban Renewal Authority Tax Allocation Bonds Stapleton Senior Series 2013A-1 12/01/20	5.000%	2,700,000	3,074,814
12/01/21	5.000%	3,645,000	4,126,942
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC)(b) 09/01/18	0.000%	1,500,000	1,298,505
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA) 12/15/15	5.000%	365,000	369,077
12/15/17	5.000%	350,000	356,661
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/14	5.500%	555,000	554,900
Northwest Parkway Public Highway Authority Prerefunded 06/15/16 Revenue Bonds Capital Appreciation Series 2001C (AMBAC) 06/15/21	5.700%	4,000,000	4,539,720

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Regional Transportation District Certificate of Participation Series 2010A 06/01/25	5.000%	10,000,000	10,831,200
University of Colorado Hospital Authority Revenue Bonds Series 2012-A 11/15/27	5.000%	3,750,000	3,991,800
Total			57,748,920
Connecticut 1.2%
City of Bridgeport Unlimited General Obligation Refunding Bonds Series 2012B 08/15/18	4.000%	5,000,000	5,473,450
08/15/19	4.000%	5,680,000	6,179,783
City of West Haven Unlimited General Obligation Bonds Series 2012 (AGM) 08/01/19	4.000%	2,000,000	2,119,780
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	3,615,000	3,690,590
Connecticut State Health & Educational Facility Authority Revenue Bonds Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	1,000,000	1,168,200
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	6,941,000	7,520,504
Total			26,152,307
District of Columbia 1.4%
District of Columbia Water & Sewer Authority Revenue Bonds Series 2009A 10/01/24	5.000%	1,000,000	1,139,850
Metropolitan Washington Airports Authority Revenue Bonds Series 2009C 10/01/25	5.250%	8,920,000	10,177,096
Metropolitan Washington Airports Authority(b) Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM) 10/01/24	0.000%	20,980,000	12,756,259

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
10/01/25	0.000%	7,500,000	4,250,550
10/01/26	0.000%	5,000,000	2,657,050
Total			30,980,805
Florida 7.0%
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(c) 07/15/32	7.000%	1,835,000	825,053
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/20	5.000%	10,000,000	11,375,300
06/01/21	5.000%	16,965,000	19,070,526
City of Cocoa Water & Sewer Refunding Revenue Bonds Series 2003 (AMBAC) 10/01/19	5.500%	1,000,000	1,196,370
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Accident Investor Series 2008 01/01/19	5.875%	1,785,000	1,872,162
City of Tallahassee Refunding Revenue Bonds Series 2001 (NPFGC) 10/01/17	5.500%	1,900,000	2,221,594
10/01/18	5.500%	1,000,000	1,194,400
County of Broward Refunding Revenue Bonds Civic Arena Project Series 2006A (AMBAC) 09/01/18	5.000%	2,500,000	2,724,350
County of Miami-Dade Aviation Revenue Bonds Miami International Airport Series 2010A 10/01/25	5.500%	6,000,000	6,690,360
County of Miami-Dade Water & Sewer System Refunding Revenue Bonds System Series 2008B (AGM) 10/01/21	5.250%	20,000,000	23,562,200
County of Miami-Dade Prerefunded 04/01/15 Revenue Bonds Series 2004 (NPFGC) 04/01/24	5.000%	2,445,000	2,607,152
Revenue Bonds Transit System Sales Surtax Series 2006 (XLCA) 07/01/19	5.000%	5,040,000	5,580,187

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hillsborough County Industrial Development Authority Revenue Bonds Tampa Electric Series 2007(a) 05/15/18	5.650%	3,425,000	3,987,899
Lake County School Board Certificate of Participation Series 2006C (AMBAC) 06/01/18	5.250%	1,500,000	1,736,475
Lee County Industrial Development Authority Refunding Revenue Bonds Shell Point/Alliance Community Project Series 2007 11/15/22	5.000%	7,650,000	7,701,561
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005 07/01/20	5.375%	4,150,000	4,152,033
Revenue Bonds Series 1996A Escrowed to Maturity (NPFGC) 10/01/16	6.250%	4,705,000	5,232,242
Unrefunded Revenue Bonds Series 1996A (NPFGC) 10/01/16	6.250%	1,700,000	1,825,834
Orange County School Board Certificate of Participation Series 2005A (NPFGC) 08/01/18	5.000%	1,000,000	1,076,700
Series 2012B 08/01/26	5.000%	6,500,000	7,122,180
Orlando Utilities Commission Prerefunded 10/01/15 Revenue Bonds Series 2005B 10/01/24	5.000%	3,000,000	3,265,920
Refunding Revenue Bonds Subordinated Series 1989D Escrowed to Maturity 10/01/17	6.750%	1,130,000	1,280,527
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/27	5.500%	4,000,000	4,096,720
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(d) 10/01/22	5.750%	9,530,000	10,100,370
State Board of Administration Finance Corp. Revenue Bonds Series 2008A 07/01/14	5.000%	15,000,000	15,481,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sterling Hill Community Development District Special Assessment Bonds Series 2003B(c)(e) 11/01/10	5.500%	150,000	96,641
Tampa Bay Water Improvement Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.500%	1,500,000	1,827,075
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/15	5.750%	1,085,000	1,116,932
10/01/20	5.750%	1,000,000	1,087,400
Village Center Community Development District Revenue Bonds Subordinated Series 2003B 01/01/18	6.350%	1,000,000	1,000,620
Total			151,108,283
Georgia 1.6%
City of Atlanta Department of Aviation Revenue Bonds Series 2012-A 01/01/31	5.000%	2,270,000	2,389,516
City of Atlanta Water & Wastewater Revenue Bonds Series 1999A (NPFGC) 11/01/18	5.500%	15,305,000	18,270,191
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/30	6.000%	5,000,000	5,172,000
Gwinnett County Water & Sewerage Authority Revenue Bonds Series 2008 08/01/19	5.000%	1,000,000	1,165,870
State of Georgia Unlimited General Obligation Bonds Series 2007G 12/01/17	5.000%	500,000	584,225
Series 2012A 07/01/31	4.000%	7,550,000	7,733,238
Total			35,315,040
Hawaii 0.7%
Hawaii State Department of Budget & Finance Revenue Bonds Hawaii Pacific University Series 2013A 07/01/20	5.000%	870,000	874,350

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
07/01/23	5.750%	1,015,000	1,014,909
07/01/27	6.250%	1,400,000	1,392,230
State of Hawaii Unlimited General Obligation Bonds Series 2008DK 05/01/22	5.000%	10,750,000	12,210,065
Total			15,491,554
Illinois 5.9%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Dedicated Revenues Series 2005B (AMBAC) 12/01/21	5.000%	5,825,000	5,910,511
Chicago Transit Authority Revenue Bonds Federal Transit Administration Section 5309 Series 2008A 06/01/16	5.000%	2,500,000	2,736,275
Series 2011 12/01/29	5.250%	4,000,000	4,226,240
City of Chicago O'Hare International Airport Refunding Revenue Bonds General Airport 3rd Lien Series 2005B (NPFGC) 01/01/17	5.250%	10,000,000	11,271,200
General Senior Lien Series 2013B 01/01/28	5.250%	11,180,000	11,855,160
Passenger Facility Charge Series 2012A 01/01/28	5.000%	2,590,000	2,688,291
01/01/29	5.000%	2,500,000	2,567,275
01/01/30	5.000%	3,000,000	3,058,230
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC) 01/01/18	5.250%	7,540,000	8,320,767
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	3,270,000	3,501,058
County of Cook Unlimited General Obligation Refunding Bonds Series 2010A 11/15/22	5.250%	12,000,000	13,094,760
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A 10/01/17	5.375%	1,000,000	1,155,830
10/01/18	5.375%	2,000,000	2,354,040

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds OSF Healthcare System Series 2012A 05/15/24	4.500%	7,350,000	7,671,783
Illinois State Toll Highway Authority Revenue Bonds Senior Priority Series 2006A-1 (AGM) 01/01/18	5.000%	2,000,000	2,208,860
Kendall & Kane Counties Community Unit School District No. 115(b) Unlimited General Obligation Bonds Capital Appreciation Series 2002 Escrowed to Maturity (FGIC) 01/01/17	0.000%	600,000	580,980
Unrefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 (NPFGC) 01/01/17	0.000%	3,050,000	2,850,286
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/19	5.000%	5,000,000	5,680,250
06/01/21	5.250%	12,000,000	13,602,240
State of Illinois Revenue Bonds 2nd Series 2002 (NPFGC) 06/15/15	5.500%	1,000,000	1,081,240
Unlimited General Obligation Bonds Series 2013 07/01/26	5.500%	8,550,000	9,120,541
Unlimited General Obligation Refunding Bonds Series 2012 08/01/24	5.000%	6,000,000	6,300,240
State of Illinois(b) Revenue Bonds Capital Appreciation-Civic Center Series 1990B (AMBAC) 12/15/17	0.000%	5,540,000	4,957,968
Total			126,794,025
Indiana 1.6%
Indiana Finance Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/24	5.000%	1,000,000	1,072,340
Indiana Power & Light Co. Series 2009B 01/01/16	4.900%	11,000,000	11,808,830
Revenue Bonds 1st Lien-CWA Authority Series 2011A 10/01/25	5.250%	1,750,000	1,993,180
2nd Lien-CWA Authority Series 2011B 10/01/23	5.250%	7,035,000	8,045,578

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Health & Educational Facilities Financing Authority Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/25	5.250%	10,640,000	10,833,541
Indiana Toll Road Commission Revenue Bonds Series 1980 Escrowed to Maturity 01/01/15	9.000%	1,035,000	1,096,479
Total			34,849,948
Iowa 0.2%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/17	5.000%	730,000	706,961
Iowa Finance Authority Refunding Revenue Bonds Development-Care Initiatives Project Series 2006A 07/01/18	5.250%	2,695,000	2,757,794
Revenue Bonds Iowa State Revolving Fund Series 2008 08/01/20	5.250%	500,000	588,965
Total			4,053,720
Kansas 1.0%
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	6,000,000	5,794,860
Kansas State Department of Transportation Revenue Bonds Series 2004A 03/01/18	5.500%	11,775,000	14,065,002
Kansas Turnpike Authority Revenue Bonds Series 2002 (AGM) 09/01/16	5.250%	1,230,000	1,392,520
Total			21,252,382
Kentucky 0.8%
Louisville & Jefferson County Metropolitan Sewer District Revenue Bonds Series 2009A 05/15/21	5.000%	7,445,000	8,583,638
05/15/22	5.000%	7,825,000	8,913,927
Total			17,497,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 1.0%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capital Series 2010A 05/01/20	5.000%	4,290,000	4,978,245
Louisiana Stadium & Exposition District Refunding Revenue Bonds Senior Series 2013-A 07/01/24	5.000%	2,000,000	2,245,920
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/16	5.000%	500,000	545,685
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/25	6.000%	4,250,000	4,769,307
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(a) 12/01/40	4.000%	9,245,000	9,225,493
Total			21,764,650
Maryland 0.9%
Howard County Housing Commission Revenue Bonds Series 2012-A(a) 07/01/34	1.330%	15,000,000	15,111,000
Maryland State Department of Transportation Revenue Bonds Series 2002 02/01/15	5.500%	3,750,000	3,998,212
Total			19,109,212
Massachusetts 5.1%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	6,500,000	7,863,635
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,899,550
Revenue Bonds Consolidated Loan Series 2005A (AGM) 06/01/16	5.500%	13,615,000	15,347,509

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Bonds Consolidated Loan Series 1998C 08/01/17	5.250%	1,775,000	2,065,922
Unlimited General Obligation Refunding Bonds Series 2004C (AGM) 12/01/16	5.500%	10,000,000	11,489,600
Massachusetts Bay Transportation Authority Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	2,395,000	3,024,885
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	570,000	577,655
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-1 06/01/24	5.500%	2,670,000	3,227,336
Caregroup Series 2008E-2 07/01/20	5.375%	9,720,000	10,956,092
07/01/22	5.375%	13,345,000	15,042,084
Harvard University Series 2009A 11/15/19	5.250%	1,000,000	1,191,950
Massachusetts Institute of Technology Series 2009O 07/01/26	5.000%	500,000	575,600
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	8,500,000	9,639,000
Revenue Bonds Series 2010A 07/01/25	5.000%	1,500,000	1,694,745
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/17	5.250%	2,920,000	3,407,144
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/19	6.000%	2,500,000	3,115,950
State Revolving Fund Series 2009-14 08/01/24	5.000%	12,530,000	14,448,343
Total			109,567,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 1.3%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/26	5.250%	2,000,000	1,905,560
07/01/27	5.250%	1,500,000	1,418,685
Detroit City School District Unlimited General Obligation Bonds School Building & Site Improvement Series 2002A (FGIC) (Qualified School Bond Loan Fund) 05/01/19	6.000%	2,000,000	2,330,880
Saginaw Hospital Finance Authority Refunding Revenue Bonds Covenant Medical Center Series 2004G 07/01/22	5.125%	10,000,000	10,205,700
State of Michigan Trunk Line Refunding Revenue Bonds Series 1998A 11/01/16	5.500%	2,000,000	2,274,340
Series 2005 (AGM) 11/01/17	5.250%	5,050,000	5,867,494
Revenue Bonds Series 2011 11/15/27	5.000%	1,000,000	1,092,760
11/15/28	5.000%	1,000,000	1,084,600
11/15/29	5.000%	1,205,000	1,297,423
State of Michigan Unlimited General Obligation Refunding Bonds Series 2001 12/01/15	5.500%	1,250,000	1,378,850
Total			28,856,292
Minnesota 0.1%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/18	6.000%	1,000,000	1,114,700
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	750,000	805,838
State of Minnesota Unlimited General Obligation Bonds Series 2008C 08/01/19	5.000%	500,000	598,495
Total			2,519,033

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 1.3%
City of St. Louis Refunding Revenue Bonds Lambert International Airport Series 2007A (AGM) 07/01/21	5.000%	5,000,000	5,538,150
Missouri Highway & Transportation Commission Revenue Bonds 2nd Lien Series 2007 05/01/17	5.000%	1,000,000	1,147,450
Missouri Joint Municipal Electric Utility Commission Revenue Bonds IATAN 2 Project Series 2009A 01/01/17	4.500%	1,000,000	1,106,170
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds State Revolving Funds Program Series 2004B 01/01/18	5.250%	7,470,000	8,805,935
Missouri State Health & Educational Facilities Authority Revenue Bonds St. Louis University Series 1998 10/01/16	5.500%	1,000,000	1,139,570
Washington University Series 2008A 03/15/18	5.250%	1,000,000	1,185,030
Poplar Bluff Regional Transportation Development District Revenue Bonds Series 2012 12/01/26	3.250%	1,250,000	1,157,812
St. Louis County Industrial Development Authority Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	7,000,000	7,002,030
Total			27,082,147
Nebraska 0.1%
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC) 04/01/21	5.000%	750,000	852,998
Nebraska Public Power District Revenue Bonds Series 2008B 01/01/20	5.000%	570,000	648,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A 07/01/23	5.000%	700,000	789,733
Total			2,290,781
Nevada 1.3%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/27	5.000%	3,250,000	3,304,730
City of Sparks Revenue Bonds Senior Sales Tax Anticipation Series 2008A(d) 06/15/20	6.500%	5,005,000	5,173,468
County of Clark Airport System Revenue Bonds System Subordinated Lien Series 2009C (AGM) 07/01/25	5.000%	8,190,000	8,999,418
County of Clark Limited General Obligation Refunding Bonds Transportation Series 2009A 12/01/28	5.000%	10,740,000	11,439,818
Total			28,917,434
New Hampshire 0.8%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds Southern New Hampshire Medical Center Series 2007A 10/01/23	5.250%	7,000,000	7,422,800
University System Series 2009A 07/01/23	5.000%	8,370,000	9,261,489
Total			16,684,289
New Jersey 5.2%
Atlantic City Unlimited General Obligation Bonds Series 2008A 02/15/18	5.500%	500,000	566,730
Cape May County Municipal Utilities Authority Refunding Revenue Bonds Series 2002A (AGM) 01/01/16	5.750%	1,000,000	1,113,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Newark Unlimited General Obligation Refunding Bonds General Improvement Series 2010A 10/01/18	4.000%	1,000,000	1,093,930
County of Passaic Unlimited General Obligation Refunding Bonds Series 2003 (AGM) 09/01/16	5.200%	1,500,000	1,687,050
East Orange Board of Education Certificate of Participation Capital Appreciation Series 1998 (AGM)(b) 02/01/18	0.000%	1,000,000	893,630
Essex County Improvement Authority Refunding Revenue Bonds County Guaranteed Project Consolidation Series 2004 (NPFGC) 10/01/26	5.500%	750,000	894,855
Freehold Regional High School District Unlimited General Obligation Refunding Bonds Series 2001 (NPFGC) 03/01/20	5.000%	1,205,000	1,424,153
Hudson County Improvement Authority Refunding Revenue Bonds Hudson County Lease Project Series 2010 (AGM) 10/01/24	5.375%	2,000,000	2,340,720
Jersey City Municipal Utilities Authority Refunding Revenue Bonds Series 2007 (NPFGC) 01/01/19	5.250%	1,000,000	1,129,370
Manalapan-Englishtown Regional Board Of Education Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 12/01/20	5.750%	1,325,000	1,659,297
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Senior Series 2005A 01/01/20	5.000%	815,000	586,393
New Jersey Economic Development Authority Refunding Revenue Bonds New Jersey American Water Co. Series 2010A 06/01/23	4.450%	1,000,000	1,074,170
School Facilities-Construction Series 2005K (AMBAC) 12/15/20	5.250%	16,710,000	19,784,807
Series 2009AA 12/15/20	5.250%	1,000,000	1,160,370

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Cigarette Tax Series 2004 06/15/15	5.375%	4,000,000	4,328,680
06/15/16	5.500%	5,500,000	6,215,165
Liberty State Park Project Series 2005C (AGM) 03/01/19	5.000%	2,000,000	2,112,420
MSU Student Housing Project Series 2010 06/01/21	5.000%	1,000,000	1,103,640
Newark Downtown District Management Corp. Series 2007 06/15/27	5.125%	400,000	405,048
New Jersey Economic Development Authority(b) Revenue Bonds Capital Appreciation-Motor Vehicle Surcharges Series 2004 (NPFGC) 07/01/21	0.000%	1,255,000	949,307
New Jersey Educational Facilities Authority Refunding Revenue Bonds Rowan University Series 2008B (AGM) 07/01/23	5.000%	750,000	830,212
New Jersey Health Care Facilities Financing Authority Revenue Bonds Children's Specialized Hospital Series 2005A 07/01/18	5.000%	575,000	601,922
New Jersey Higher Education Student Assistance Authority Refunding Revenue Bonds Series 2010-1A 12/01/18	4.300%	680,000	735,706
12/01/25	5.000%	935,000	986,472
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2008AA 10/01/28	6.375%	250,000	262,375
New Jersey State Turnpike Authority Revenue Bonds Series 1989 Escrowed to Maturity 01/01/19	6.000%	1,000,000	1,213,120
New Jersey Transit Corp. Certificate of Participation Federal Transit Administration Grants Series 2002A (AMBAC) 09/15/15	5.500%	4,000,000	4,341,880
Subordinated Series 2005A (NPFGC) 09/15/17	5.000%	1,000,000	1,125,000
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2001C (AGM) 12/15/18	5.500%	2,000,000	2,392,040

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2003A (AMBAC) 12/15/15	5.500%	4,360,000	4,823,294
Series 2006A 12/15/20	5.250%	1,000,000	1,179,710
12/15/21	5.500%	680,000	811,872
Series 2006A (AGM) 12/15/21	5.500%	4,700,000	5,626,746
12/15/22	5.250%	4,000,000	4,732,680
Series 2010D 12/15/23	5.250%	25,000,000	29,317,500
Robbinsville Board of Education Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 01/01/28	5.250%	500,000	592,740
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2008A 06/15/23	5.000%	1,000,000	1,086,800
Series 2009A 06/15/17	5.000%	1,000,000	1,135,720
Total			112,319,204
New Mexico 0.2%
County of Bernalillo Refunding Revenue Bonds Series 1998 04/01/27	5.250%	3,000,000	3,519,720
New York 12.7%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/16	5.250%	1,750,000	1,972,355
11/15/17	5.250%	1,250,000	1,439,663
City of New York Unlimited General Obligation Bonds Series 2007D-1 12/01/21	5.000%	5,900,000	6,737,505
Subordinated Series 2008B-1 09/01/22	5.250%	7,200,000	8,271,432
Unlimited General Obligation Refunding Bonds Series 2005G 08/01/20	5.000%	10,000,000	10,931,300
Metropolitan Transportation Authority Revenue Bonds Commuter Facilities Series 1993O Escrowed to Maturity 07/01/17	5.500%	3,000,000	3,464,910
Series 2004A (NPFGC) 11/15/16	5.250%	3,000,000	3,408,150
11/15/17	5.250%	4,000,000	4,679,760

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007A (AGM) 11/15/20	5.000%	5,000,000	5,645,550
11/15/21	5.000%	3,000,000	3,374,850
Series 2009A 11/15/26	5.300%	710,000	793,283
Series 2012E 11/15/28	5.000%	4,000,000	4,307,120
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	6,125,000	7,033,950
07/01/20	5.000%	9,390,000	10,773,429
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Series 2009A-1 05/01/27	5.000%	10,430,000	11,693,907
Subordinated Series 2007C-1 11/01/20	5.000%	10,300,000	11,828,005
Unrefunded Revenue Bonds Future Tax Secured Series 2004 02/01/18	5.250%	5,000	5,060
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,500,000	3,950,555
Revenue Bonds City University System Series 1995A (AMBAC/TCRS) 07/01/16	5.625%	1,235,000	1,320,129
Series 1995A (FGIC) 07/01/16	5.625%	4,930,000	5,269,825
Court Facilities Lease Series 2005A (AMBAC) 05/15/18	5.250%	6,000,000	7,018,320
Mount Sinai School of Medicine Series 2009 07/01/26	5.500%	14,635,000	15,962,248
07/01/27	5.500%	10,675,000	11,535,298
North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,750,000	4,947,695
St. Johns University Series 2007C (NPFGC) 07/01/23	5.250%	3,245,000	3,807,553
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/17	5.500%	10,000,000	11,600,700
05/15/22	5.500%	6,730,000	8,158,106
Series 1993A 05/15/15	5.250%	5,850,000	6,089,090
Upstate Community-State Supported Series 2005B (NPFGC) 07/01/21	5.500%	6,345,000	7,619,013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Thruway Authority Revenue Bonds 2nd General Series 2005B (AMBAC) 04/01/20	5.500%	10,840,000	13,172,226
2nd General Series 2007B 04/01/19	5.000%	5,000,000	5,726,450
General Revenue Series 2012I 01/01/24	5.000%	8,500,000	9,716,265
Series 2007H (NPFGC) 01/01/23	5.000%	1,500,000	1,684,755
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/19	5.000%	4,000,000	4,620,800
01/01/20	5.000%	10,460,000	11,970,633
Revenue Bonds State Personal Income Tax-State Facilities Series 2004A-2 (NPFGC) 03/15/20	5.500%	29,450,000	35,901,317
Port Authority of New York & New Jersey Revenue Bonds Consolidated 154th Series 2009 09/01/26	4.750%	1,000,000	1,078,450
Triborough Bridge & Tunnel Authority Prerefunded 11/15/18 Revenue Bonds Subordinated Series 2008D 11/15/22	5.000%	6,165,000	7,343,008
Total			274,852,665
North Carolina 1.9%
Albemarle Hospital Authority Refunding Revenue Bonds Series 2007 10/01/21	5.250%	3,000,000	3,007,230
10/01/27	5.250%	3,700,000	3,480,331
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	800,000	920,040
City of Charlotte Water & Sewer System Revenue Bonds Water & Sewer Series 2008 07/01/26	5.000%	1,250,000	1,430,525
County of Iredell Certificate of Participation Iredell County School Project Series 2008 (AGM) 06/01/17	5.250%	1,710,000	1,951,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	5,415,000	6,227,358
Revenue Bonds Series 2009B 01/01/26	5.000%	21,105,000	22,764,275
North Carolina Medical Care Commission Revenue Bonds Health Care Housing-Arc Projects Series 2004A 10/01/24	5.500%	1,575,000	1,618,817
Total			41,400,250
Ohio 1.7%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/24	5.000%	2,000,000	2,242,820
Prairie State Energy Campus Project Series 2008A 02/15/20	5.250%	4,060,000	4,589,871
02/15/22	5.250%	9,810,000	10,983,963
City of Cleveland Limited General Obligation Refunding Bonds Series 2005 (AMBAC) 10/01/16	5.500%	7,710,000	8,723,788
Mason City School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/01/19	5.250%	2,250,000	2,716,942
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/21	5.500%	2,000,000	2,416,200
State of Ohio Refunding Revenue Bonds Cleveland Clinic Health System Series 2011 01/01/25	5.000%	3,750,000	4,156,275
Total			35,829,859
Oklahoma 0.1%
Chickasaw Nation Revenue Bonds Health System Series 2007(d) 12/01/17	5.375%	2,455,000	2,619,878

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon 0.2%
Oregon State Lottery Revenue Bonds Series 2009A 04/01/24	5.250%	1,000,000	1,163,630
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/17	5.500%	2,500,000	2,913,975
Total			4,077,605
Pennsylvania 3.7%
City of Philadelphia Unlimited General Obligation Bonds Series 2011 08/01/19	5.250%	3,795,000	4,393,737
Commonwealth of Pennsylvania Unlimited General Obligation Refunding Bonds Series 2002 02/01/15	5.500%	3,000,000	3,197,400
Series 2004 (AGM) 07/01/18	5.375%	12,000,000	14,363,880
Series 2004 (NPFGC) 07/01/16	5.375%	10,000,000	11,298,300
County of Westmoreland Unlimited General Obligation Bonds Capital Appreciation Series 1997 Escrowed to Maturity (NPFGC)(b) 12/01/18	0.000%	1,000,000	863,550
Delaware River Port Authority Refunding Revenue Bonds Port District Project Series 2012 01/01/27	5.000%	1,835,000	1,836,211
Delaware Valley Regional Financial Authority Revenue Bonds Series 1997B (AMBAC) 07/01/17	5.600%	2,000,000	2,242,020
Series 2002 07/01/17	5.750%	2,000,000	2,256,700
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(b) 09/01/21	0.000%	2,210,000	1,818,675
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/20	5.000%	3,480,000	3,786,205
08/15/21	5.125%	3,715,000	4,025,166
08/15/22	5.250%	1,965,000	2,122,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission Revenue Bonds Subordinated Series 2011A 12/01/31	5.625%	8,150,000	8,736,230
Pennsylvania Turnpike Commission(a) Revenue Bonds Capital Appreciation Subordinated Series 2010B-2 12/01/24	0.000%	20,000,000	19,694,400
Total			80,634,654
Puerto Rico 0.5%
Commonwealth of Puerto Rico Unlimited General Obligation Public Improvement Bonds Series 2006B(f) 07/01/16	5.250%	5,000,000	4,669,000
Puerto Rico Electric Power Authority Refunding Revenue Bonds Series 2010ZZ(f) 07/01/17	5.000%	4,000,000	3,554,760
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005L (CIFG/TCRS/AGM)(f) 07/01/18	5.250%	2,000,000	1,980,000
Total			10,203,760
Rhode Island 2.4%
City of Cranston Unlimited General Obligation Bonds Series 2008 (AGM) 07/01/26	4.750%	900,000	937,404
07/01/27	4.750%	945,000	981,609
Providence Housing Authority Revenue Bonds Capital Fund Series 2008 09/01/24	5.000%	565,000	615,709
09/01/26	5.000%	310,000	332,921
09/01/27	5.000%	690,000	733,905
Rhode Island Convention Center Authority Refunding Revenue Bonds Series 2005A (AGM) 05/15/22	5.000%	3,525,000	3,714,997
05/15/23	5.000%	5,905,000	6,212,178
Rhode Island Depositors Economic Protection Corp. Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 08/01/21	5.750%	2,165,000	2,699,928

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Economic Development Corp. Revenue Bonds East Greenwich Free Library Association Series 2004 06/15/14	4.500%	100,000	100,282
06/15/24	5.750%	415,000	409,240
Grant Anticipation-Department of Transportation Series 2009A (AGM) 06/15/21	5.250%	2,000,000	2,261,400
Providence Place Mall Series 2000 07/01/20	6.125%	1,375,000	1,336,404
Series 2008C (AGM) 07/01/17	5.000%	2,245,000	2,511,526
Rhode Island Health & Educational Building Corp. Prerefunded 08/15/14 Revenue Bonds Higher Education Facility Series 2004D (XLCA) 08/15/17	5.500%	1,345,000	1,401,329
Refunding Revenue Bonds Hospital Financing-Lifespan Obligation Series 2006A (AGM) 05/15/26	5.000%	2,000,000	2,064,900
University of Rhode Island Series 2008A 09/15/28	6.500%	3,000,000	3,460,770
Revenue Bonds Bond Financing Program Series 2009 05/15/25	5.000%	1,515,000	1,690,922
Brown University Series 2007 09/01/18	5.000%	1,000,000	1,146,650
Higher Education-Johnson & Wales Series 1999 (NPFGC) 04/01/17	5.500%	1,000,000	1,130,790
04/01/18	5.500%	1,420,000	1,633,327
Hospital Financing-Lifespan Obligation Series 2009A (AGM) 05/15/27	6.125%	400,000	445,184
05/15/30	6.250%	500,000	548,365
New England Institute of Technology Series 2010 03/01/24	5.000%	1,145,000	1,250,832
Providence Public Schools Financing Program Series 2006A (AGM) 05/15/23	5.000%	2,000,000	2,070,260
Series 2007A (AGM) 05/15/22	5.000%	2,000,000	2,137,780
Series 2007C (AGM) 05/15/21	5.000%	1,500,000	1,629,405
Public Schools Financing Program Series 2007B (AMBAC) 05/15/19	4.250%	250,000	237,883
University of Rhode Island Series 2009A (AGM) 09/15/24	4.750%	1,000,000	1,083,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Student Loan Authority Revenue Bonds Program Senior Series 2010A 12/01/20	4.600%	885,000	936,799
State of Rhode Island Certificate of Participation Lease-Training School Project Series 2005A (NPFGC) 10/01/19	5.000%	1,200,000	1,305,768
Unlimited General Obligation Bonds Consolidated Capital Development Loan Series 2006C (NPFGC) 11/15/18	5.000%	1,000,000	1,119,980
Unlimited General Obligation Refunding Bonds Consolidated Capital Development Loan Series 2005A (AGM) 08/01/17	5.000%	2,000,000	2,156,980
Series 2006A (AGM) 08/01/20	4.500%	1,750,000	1,905,470
Total			52,204,317
South Carolina 0.8%
Berkeley County School District Revenue Bonds Securing Assets for Education Series 2003 12/01/28	5.000%	190,000	190,762
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/31	5.000%	5,000,000	5,191,100
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2005 12/01/18	5.500%	5,000,000	5,997,350
Newberry Investing in Children's Education Revenue Bonds Newberry County School District Project Series 2005 12/01/19	5.250%	1,500,000	1,602,855
South Carolina Jobs-Economic Development Authority Revenue Bonds Lutheran Homes of South Carolina Series 2013 05/01/28	5.000%	3,500,000	3,221,505
Total			16,203,572

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.2%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health Series 2011 09/01/19	5.000%	1,250,000	1,437,875
09/01/20	5.000%	1,250,000	1,436,087
09/01/21	5.000%	1,000,000	1,123,790
Total			3,997,752
Tennessee 0.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Improvement Refunding Revenue Bonds Meharry Medical College Series 1996 (AMBAC) 12/01/16	6.000%	5,300,000	5,569,876
Texas 8.8%
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010 01/01/19	5.750%	750,000	826,110
01/01/20	5.750%	1,250,000	1,369,850
Series 2011 01/01/31	5.750%	15,230,000	15,835,392
City Public Service Board of San Antonio Refunding Revenue Bonds Series 2005 02/01/18	5.000%	10,000,000	10,569,000
City of Austin Refunding Revenue Bonds Subordinated Lien Series 1998 (NPFGC) 05/15/18	5.250%	1,100,000	1,280,565
City of Corpus Christi Utility System Prerefunded 07/15/15 Revenue Bonds Series 2005A (AMBAC) 07/15/19	5.000%	2,000,000	2,158,880
City of Houston Airport System Refunding Revenue Bonds Subordinate Lien Series 2012B 07/01/28	5.000%	7,000,000	7,545,300
City of Houston Utility System Refunding Revenue Bonds 1st Lien Series 2004A (NPFGC) 05/15/24	5.250%	5,000,000	5,128,150
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)(b) 09/01/17	0.000%	2,000,000	1,850,040
City of Irving Prerefunded 11/15/15 Limited General Obligation Bonds Improvement Series 2005A 11/15/18	5.000%	1,075,000	1,176,813
City of Laredo Limited General Obligation Refunding Bonds Series 2005 (AMBAC) 08/15/20	5.000%	1,065,000	1,149,572
Conroe Independent School District Unlimited General Obligation Bonds School Building Series 2009A 02/15/25	5.250%	1,135,000	1,294,240
Dallas County Community College District Limited General Obligation Bonds Series 2009 02/15/20	5.000%	750,000	878,145
Dallas-Fort Worth International Airport Refunding Revenue Bonds Joint Series 2012B 11/01/28	5.000%	21,380,000	22,355,356
Dickinson Independent School District Unlimited General Obligation Bonds Series 2006 (Permanent School Fund Guarantee) 02/15/20	5.000%	2,405,000	2,638,213
Dripping Springs Independent School District Unlimited General Obligation Bonds School Building Series 2008 (Permanent School Fund Guarantee) 02/15/26	5.000%	1,000,000	1,115,020
Duncanville Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2005 (Permanent School Fund Guarantee)(b) 02/15/22	0.000%	2,000,000	1,595,480
Harris County Industrial Development Corp. Revenue Bonds Deer Park Refining Project Series 2008 05/01/18	4.700%	12,000,000	13,112,160
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/31	6.500%	1,000,000	1,096,190

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009 08/15/21	5.000%	1,000,000	1,170,550
Lower Colorado River Authority Refunding Revenue Bonds LCRA Transmission Services Corp. Project Series 2011 05/15/27	5.000%	11,195,000	12,017,161
North Central Texas Health Facility Development Corp. Revenue Bonds Hospital-Presbyterian Healthcare Series 1996B Escrowed to Maturity (NPFGC) 06/01/16	5.500%	9,450,000	10,143,157
North Harris County Regional Water Authority Revenue Bonds Senior Lien Series 2008 12/15/20	5.250%	4,415,000	5,058,928
North Texas Tollway Authority Refunding Revenue Bonds System-1st Tier Series 2008A 01/01/22	6.000%	14,000,000	16,100,560
North Texas Tollway Authority(a) Refunding Revenue Bonds System-1st Tier Series 2008E-3 01/01/38	5.750%	9,350,000	10,261,251
SA Energy Acquisition Public Facility Corp. Revenue Bonds Gas Supply Series 2007 08/01/16	5.250%	4,450,000	4,835,325
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/21	5.000%	2,300,000	2,601,622
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/20	5.125%	1,825,000	1,944,775
08/15/24	5.750%	1,590,000	1,691,649
Southwest Higher Education Authority, Inc. Revenue Bonds Southern Methodist University Project Series 2009 10/01/26	5.000%	1,000,000	1,135,260

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee) 08/15/21	5.000%	750,000	870,278
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007 05/15/27	5.125%	4,500,000	4,376,340
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	3,000,000	3,905,790
Texas Public Finance Authority Revenue Bonds Stephen F. Austin State University Financing Series 2005 (NPFGC) 10/15/19	5.000%	2,000,000	2,151,360
Trinity River Authority LLC Improvement Refunding Revenue Bonds Tarrant County Water Project Series 2005 (NPFGC) 02/01/18	5.000%	1,000,000	1,072,520
University of Houston Refunding Revenue Bonds Series 2009 02/15/21	5.000%	1,000,000	1,142,010
University of Texas System (The) Prerefunded 02/15/17 Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	8,455,000	9,658,823
Refunding Revenue Bonds Financing System Series 2004A 08/15/17	5.250%	2,000,000	2,337,900
Unrefunded Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	1,545,000	1,742,389
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/22	5.000%	750,000	799,485
West Harris County Regional Water Authority Revenue Bonds Series 2009 12/15/25	5.000%	1,000,000	1,098,410
Total			189,090,019

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 1.0%
Intermountain Power Agency Refunding Revenue Bonds Subordinated Series 2007A (AMBAC) 07/01/17	5.000%	15,000,000	17,222,250
Utah State Building Ownership Authority Refunding Revenue Bonds State Facilities Master Lease Program Series 1998C Escrowed to Maturity (AGM) 05/15/14	5.500%	5,000,000	5,142,250
Total			22,364,500
Virgin Islands 0.5%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Series 2013B(f) 10/01/24	5.000%	9,565,000	10,211,881
Virgin Islands Water & Power Authority Refunding Revenue Bonds Series 2012A(f) 07/01/21	4.000%	625,000	619,900
Total			10,831,781
Virginia 1.3%
Augusta County Industrial Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/18	5.250%	1,500,000	1,719,255
Dulles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/26	4.250%	1,000,000	895,690
Virginia College Building Authority Revenue Bonds Public Higher Education Financing Program Series 2009A 09/01/24	5.000%	1,000,000	1,142,300
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/30	5.000%	1,500,000	1,425,780
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Resolution Series 2005B 08/01/16	5.250%	13,995,000	15,797,136

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009 10/01/22	5.000%	500,000	586,630
Subordinated Series 2008 10/01/19	5.000%	1,000,000	1,169,420
Subordinated Revenue Bonds Clean Water State Revolving Fund Series 2007 10/01/17	5.000%	3,760,000	4,375,625
Total			27,111,836
Washington 1.1%
Clark County School District No. 37 Vancouver Unlimited General Obligation Bonds Series 2001C (NPFGC)(b) 12/01/16	0.000%	1,000,000	967,420
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D 07/01/22	5.000%	1,000,000	1,131,130
State of Washington Unlimited General Obligation Bonds Motor Vehicle Fuel Series 2010B 08/01/26	5.000%	18,270,000	21,123,409
Series 2008D 01/01/20	5.000%	1,000,000	1,139,530
Total			24,361,489
West Virginia 0.2%
West Virginia Hospital Finance Authority Revenue Bonds Charleston Area Medical Center, Inc. Series 1993A Escrowed to Maturity 09/01/23	6.500%	3,980,000	5,081,624
Wisconsin 1.4%
State of Wisconsin Revenue Bonds Series 2009A 05/01/22	5.000%	1,000,000	1,159,050
05/01/23	5.125%	14,000,000	16,261,980

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/23	5.125%	13,065,000	13,430,167
Total			30,851,197
Total Municipal Bonds (Cost: $1,972,831,749)			2,115,450,187
Municipal Short Term 0.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Michigan 0.1%
Michigan Finance Authority Revenue Notes State Aid Notes Series 2013C 08/20/14	3.610%	2,125,000	2,137,346
Total Municipal Short Term (Cost: $2,125,000)			2,137,346
Money Market Funds 1.2%
		Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(g)		9,919,047	9,919,047
JPMorgan Tax-Free Money Market Fund, 0.010%(g)		15,590,408	15,590,408
Total Money Market Funds (Cost: $25,509,455)			25,509,455
Total Investments (Cost: $2,000,466,204)			2,143,096,988
Other Assets & Liabilities, Net			17,599,122
Net Assets			2,160,696,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Zero coupon bond.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2013 was $921,694, representing 0.04% of net assets. Information concerning such security holdings at October 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordianated Series 2008B 7.000% 07/15/32	07/23/08	1,835,000
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 5.500% 11/01/10	10/23/03	149,141

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $17,893,716 or 0.83% of net assets.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2013, the value of these securities amounted to $96,641, which represents less than 0.01% of net assets.

(f)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $21,035,541 or 0.97% of net assets.

(g)  The rate shown is the seven-day current annualized yield at October 31, 2013.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

BNY  Bank of New York

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	2,115,450,187	—	2,115,450,187
Total Bonds	—	2,115,450,187	—	2,115,450,187
Short-Term Securities
Municipal Short Term	—	2,137,346	—	2,137,346
Total Short-Term Securities	—	2,137,346	—	2,137,346
Mutual Funds
Money Market Funds	25,509,455	—	—	25,509,455
Total Mutual Funds	25,509,455	—	—	25,509,455
Total	25,509,455	2,117,587,533	—	2,143,096,988

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value
(identified cost $2,000,466,204)	$2,143,096,988
Receivable for:
Investments sold	5,753,267
Capital shares sold	2,664,353
Interest	29,225,319
Expense reimbursement due from Investment Manager	5,637
Prepaid expenses	23,354
Other assets	5,521
Trustees' deferred compensation plan	190,463
Total assets	2,180,964,902
Liabilities
Payable for:
Investments purchased	9,246,089
Capital shares purchased	3,631,676
Dividend distributions to shareholders	6,481,253
Investment management fees	23,383
Distribution and/or service fees	1,757
Transfer agent fees	364,964
Administration fees	3,760
Compensation of board members	260,846
Chief compliance officer expenses	180
Other expenses	64,421
Trustees' deferred compensation plan	190,463
Total liabilities	20,268,792
Net assets applicable to outstanding capital stock	$2,160,696,110
Represented by
Paid-in capital	$2,041,888,109
Undistributed net investment income	1,843,224
Accumulated net realized loss	(25,666,007)
Unrealized appreciation (depreciation) on:
Investments	142,630,784
Total — representing net assets applicable to outstanding capital stock	$2,160,696,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$201,053,491
Shares outstanding	19,078,972
Net asset value per share	$10.54
Maximum offering price per share(a)	$10.89
Class B
Net assets	$875,875
Shares outstanding	83,133
Net asset value per share	$10.54
Class C
Net assets	$51,705,676
Shares outstanding	4,906,016
Net asset value per share	$10.54
Class R4
Net assets	$305,966
Shares outstanding	29,048
Net asset value per share	$10.53
Class R5
Net assets	$61,935
Shares outstanding	5,886
Net asset value per share	$10.52
Class T
Net assets	$16,759,274
Shares outstanding	1,590,442
Net asset value per share	$10.54
Maximum offering price per share(a)	$11.07
Class Z
Net assets	$1,889,933,893
Shares outstanding	179,259,120
Net asset value per share	$10.54

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends	$1,696
Interest	98,966,024
Total income	98,967,720
Expenses:
Investment management fees	9,938,231
Distribution and/or service fees
Class A	423,189
Class B	11,904
Class C	474,230
Class T	27,880
Transfer agent fees
Class A	397,583
Class B	2,633
Class C	104,857
Class R4(a)	48
Class R5(b)	9
Class T	34,924
Class Z	4,257,187
Administration fees	1,606,395
Compensation of board members	128,124
Custodian fees	19,058
Printing and postage fees	54,514
Registration fees	106,297
Professional fees	88,671
Chief compliance officer expenses	1,682
Other	62,661
Total expenses	17,740,077
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,012,105)
Fees waived by Distributor — Class C	(251,117)
Expense reductions	(740)
Total net expenses	14,476,115
Net investment income	84,491,605
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,452,191)
Net realized loss	(4,452,191)
Net change in unrealized appreciation (depreciation) on:
Investments	(115,450,512)
Net change in unrealized appreciation (depreciation)	(115,450,512)
Net realized and unrealized loss	(119,902,703)
Net decrease in net assets from operations	$(35,411,098)

(a) For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)(b)	Year Ended October 31, 2012
Operations
Net investment income	$84,491,605	$90,061,128
Net realized loss	(4,452,191)	(19,837,666)
Net change in unrealized appreciation (depreciation)	(115,450,512)	132,396,839
Net increase (decrease) in net assets resulting from operations	(35,411,098)	202,620,301
Distributions to shareholders
Net investment income
Class A	(6,652,613)	(6,493,716)
Class B	(34,607)	(58,722)
Class C	(1,642,196)	(1,329,944)
Class R4	(1,016)	—
Class R5	(616)	—
Class T	(593,209)	(656,047)
Class Z	(75,543,282)	(81,612,772)
Total distributions to shareholders	(84,467,539)	(90,151,201)
Increase (decrease) in net assets from capital stock activity	(482,843,549)	179,725,667
Proceeds from regulatory settlements (Note 6)	—	4,227
Total increase (decrease) in net assets	(602,722,186)	292,198,994
Net assets at beginning of year	2,763,418,296	2,471,219,302
Net assets at end of year	$2,160,696,110	$2,763,418,296
Undistributed net investment income	$1,843,224	$1,480,423

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	4,873,576	52,497,246	3,755,163	40,921,751
Distributions reinvested	466,757	5,024,560	410,721	4,482,131
Redemptions	(5,493,862)	(58,735,063)	(2,670,991)	(29,076,371)
Net increase (decrease)	(153,529)	(1,213,257)	1,494,893	16,327,511
Class B shares
Subscriptions	6,230	68,751	33,433	361,732
Distributions reinvested	1,913	20,665	3,143	34,222
Redemptions(c)	(91,998)	(993,231)	(105,809)	(1,153,859)
Net decrease	(83,855)	(903,815)	(69,233)	(757,905)
Class C shares
Subscriptions	1,413,617	15,439,047	1,902,465	20,750,735
Distributions reinvested	113,194	1,218,453	81,625	891,224
Redemptions	(1,490,734)	(15,988,496)	(478,499)	(5,218,100)
Net increase	36,077	669,004	1,505,591	16,423,859
Class R4 shares
Subscriptions	28,956	302,500	—	—
Distributions reinvested	92	972	—	—
Net increase	29,048	303,472	—	—
Class R5 shares
Subscriptions	5,885	62,491	—	—
Distributions reinvested	52	541	—	—
Redemptions	(51)	(534)	—	—
Net increase	5,886	62,498	—	—
Class T shares
Subscriptions	10,509	113,164	8,780	95,622
Distributions reinvested	38,670	416,574	41,479	452,314
Redemptions	(281,318)	(3,013,712)	(100,424)	(1,086,501)
Net decrease	(232,139)	(2,483,974)	(50,165)	(538,565)
Class Z shares
Subscriptions	29,873,064	325,676,539	43,078,479	469,076,802
Distributions reinvested	518,290	5,587,311	469,549	5,127,586
Redemptions	(75,431,524)	(810,541,327)	(29,912,911)	(325,933,621)
Net increase (decrease)	(45,040,170)	(479,277,477)	13,635,117	148,270,767
Total net increase (decrease)	(45,438,682)	(482,843,549)	16,516,203	179,725,667

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.03		$10.56		$10.58		$10.22		$9.62
Income from investment operations:
Net investment income	0.34		0.35		0.37		0.36		0.37
Net realized and unrealized gain (loss)	(0.49)		0.47		(0.02)		0.36		0.60
Total from investment operations	(0.15)		0.82		0.35		0.72		0.97
Less distributions to shareholders:
Net investment income	(0.34)		(0.35)		(0.37)		(0.36)		(0.37)
Total distributions to shareholders	(0.34)		(0.35)		(0.37)		(0.36)		(0.37)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.54		$11.03		$10.56		$10.58		$10.22
Total return	(1.39%)		7.88%		3.43%		7.13%		10.19%
Ratios to average net assets(b)
Total gross expenses	0.86%		0.86%		0.86%		0.75%		0.74%
Total net expenses(c)	0.74	%(d)	0.74	%(d)	0.73	%(d)	0.75	%(d)	0.73	%(d)
Net investment income	3.14%		3.22%		3.52%		3.43%		3.66%
Supplemental data
Net assets, end of period (in thousands)	$201,053		$212,161		$187,355		$98,208		$85,642
Portfolio turnover	15%		10%		9%		13%		23%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.03		$10.56		$10.58		$10.22		$9.62
Income from investment operations:
Net investment income	0.27		0.28		0.30		0.29		0.30
Net realized and unrealized gain (loss)	(0.49)		0.47		(0.02)		0.36		0.60
Total from investment operations	(0.22)		0.75		0.28		0.65		0.90
Less distributions to shareholders:
Net investment income	(0.27)		(0.28)		(0.30)		(0.29)		(0.30)
Total distributions to shareholders	(0.27)		(0.28)		(0.30)		(0.29)		(0.30)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.54		$11.03		$10.56		$10.58		$10.22
Total return	(2.02%)		7.17%		2.76%		6.44%		9.48%
Ratios to average net assets(b)
Total gross expenses	1.51%		1.51%		1.52%		1.40%		1.39%
Total net expenses(c)	1.39	%(d)	1.39	%(d)	1.40	%(d)	1.40	%(d)	1.38	%(d)
Net investment income	2.47%		2.58%		2.85%		2.80%		3.03%
Supplemental data
Net assets, end of period (in thousands)	$876		$1,842		$2,494		$3,285		$5,294
Portfolio turnover	15%		10%		9%		13%		23%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.03		$10.56		$10.58		$10.22		$9.62
Income from investment operations:
Net investment income	0.32		0.33		0.35		0.34		0.35
Net realized and unrealized gain (loss)	(0.49)		0.47		(0.02)		0.36		0.60
Total from investment operations	(0.17)		0.80		0.33		0.70		0.95
Less distributions to shareholders:
Net investment income	(0.32)		(0.33)		(0.35)		(0.34)		(0.35)
Total distributions to shareholders	(0.32)		(0.33)		(0.35)		(0.34)		(0.35)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.54		$11.03		$10.56		$10.58		$10.22
Total return	(1.58%)		7.66%		3.22%		6.92%		9.97%
Ratios to average net assets(b)
Total gross expenses	1.51%		1.51%		1.52%		1.40%		1.39%
Total net expenses(c)	0.94	%(d)	0.94	%(d)	0.93	%(d)	0.95	%(d)	0.93	%(d)
Net investment income	2.94%		3.01%		3.33%		3.23%		3.45%
Supplemental data
Net assets, end of period (in thousands)	$51,706		$53,729		$35,541		$21,903		$17,304
Portfolio turnover	15%		10%		9%		13%		23%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
34

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.93
Income from investment operations:
Net investment income	0.23
Net realized and unrealized loss	(0.41)
Total from investment operations	(0.18)
Less distributions to shareholders:
Net investment income	(0.22)
Total distributions to shareholders	(0.22)
Net asset value, end of period	$10.53
Total return	(1.61%)
Ratios to average net assets(b)
Total gross expenses	0.65	%(c)
Total net expenses(d)	0.54	%(c)(e)
Net investment income	3.66	%(c)
Supplemental data
Net assets, end of period (in thousands)	$306
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R5	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$11.07
Income from investment operations:
Net investment income	0.37
Net realized and unrealized loss	(0.56)
Total from investment operations	(0.19)
Less distributions to shareholders:
Net investment income	(0.36)
Total distributions to shareholders	(0.36)
Net asset value, end of period	$10.52
Total return	(1.73%)
Ratios to average net assets(b)
Total gross expenses	0.52	%(c)
Total net expenses(d)	0.45	%(c)
Net investment income	3.62	%(c)
Supplemental data
Net assets, end of period (in thousands)	$62
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
36

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.03		$10.56		$10.58		$10.22		$9.62
Income from investment operations:
Net investment income	0.35		0.36		0.37		0.36		0.37
Net realized and unrealized gain (loss)	(0.50)		0.47		(0.01)		0.36		0.60
Total from investment operations	(0.15)		0.83		0.36		0.72		0.97
Less distributions to shareholders:
Net investment income	(0.34)		(0.36)		(0.38)		(0.36)		(0.37)
Total distributions to shareholders	(0.34)		(0.36)		(0.38)		(0.36)		(0.37)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.54		$11.03		$10.56		$10.58		$10.22
Total return	(1.34%)		7.93%		3.48%		7.19%		10.25%
Ratios to average net assets(b)
Total gross expenses	0.81%		0.81%		0.81%		0.70%		0.69%
Total net expenses(c)	0.69	%(d)	0.69	%(d)	0.68	%(d)	0.70	%(d)	0.68	%(d)
Net investment income	3.19%		3.28%		3.56%		3.49%		3.72%
Supplemental data
Net assets, end of period (in thousands)	$16,759		$20,105		$19,780		$10,243		$10,462
Portfolio turnover	15%		10%		9%		13%		23%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
37

Columbia Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.04		$10.57		$10.58		$10.22		$9.62
Income from investment operations:
Net investment income	0.36		0.37		0.39		0.38		0.39
Net realized and unrealized gain (loss)	(0.50)		0.47		(0.01)		0.36		0.60
Total from investment operations	(0.14)		0.84		0.38		0.74		0.99
Less distributions to shareholders:
Net investment income	(0.36)		(0.37)		(0.39)		(0.38)		(0.39)
Total distributions to shareholders	(0.36)		(0.37)		(0.39)		(0.38)		(0.39)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.54		$11.04		$10.57		$10.58		$10.22
Total return	(1.28%)		8.07%		3.69%		7.35%		10.41%
Ratios to average net assets(b)
Total gross expenses	0.66%		0.66%		0.66%		0.55%		0.54%
Total net expenses(c)	0.54	%(d)	0.54	%(d)	0.54	%(d)	0.55	%(d)	0.53	%(d)
Net investment income	3.33%		3.42%		3.74%		3.64%		3.87%
Supplemental data
Net assets, end of period (in thousands)	$1,889,934		$2,475,582		$2,226,049		$2,365,718		$2,384,815
Portfolio turnover	15%		10%		9%		13%		23%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
38

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2013
39

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of

Annual Report 2013
40

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.39% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.17	*
Class R5	0.05	*
Class T	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $740.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.20% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Annual Report 2013
41

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2013 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $154,031 for Class A, $376 for Class B, $7,887 for Class C and $2,577 for Class T shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	0.74%		0.74%
Class B	1.39		1.39
Class C	1.39		1.39
Class R4	0.54	*	—
Class R5	0.45		0.46
Class T	0.69		0.69
Class Z	0.54		0.54

* Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$338,735
Accumulated net realized loss	(43,023)
Paid-in capital	(295,712)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Ordinary income	$312,241	$62,042
Tax-exempt income	84,155,298	90,089,159
Total	$84,467,539	$90,151,201

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$8,363,128
Unrealized appreciation	143,036,237

Annual Report 2013
42

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013, the cost of investments for federal income tax purposes was $2,000,060,751 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$154,933,823
Unrealized depreciation	(11,897,586)
Net unrealized appreciation	$143,036,237

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	832,773
2018	62,558
Unlimited short-term	17,008,274
Unlimited long-term	7,615,523
Total	25,519,128

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $365,277,586 and $768,410,329, respectively, for the year ended October 31, 2013.

Note 6. Regulatory Settlements

During the year ended October 31, 2012, the Fund received $4,227 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 81.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Annual Report 2013
43

Columbia Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
44

Columbia Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

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45

Columbia Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.63%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
46

Columbia Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Columbia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
48

Columbia Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
49

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the thirty-ninth, thirty-sixth and sixtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
51

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

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52

Columbia Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
57

Columbia Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN167_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia New York Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia New York Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia New York Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia New York Tax-Exempt Fund (the Fund) Class A shares returned -3.20% excluding sales charges for the 12-month period that ended October 31, 2013. The Fund's Class Z shares returned -2.96% for the same time period.

>  By comparison, the Fund's benchmarks, the Barclays New York Municipal Bond Index and the broader Barclays Municipal Bond Index, returned -1.40% and -1.72%, respectively, for the same 12-month period.

>  Effective sector allocation overall was more than offset by duration and yield curve positioning and security selection as a whole, which detracted.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	09/26/86
Excluding sales charges		-3.20	7.21	4.25
Including sales charges		-7.84	6.17	3.75
Class B	08/04/92
Excluding sales charges		-3.93	6.42	3.47
Including sales charges		-8.57	6.10	3.47
Class C	08/01/97
Excluding sales charges		-3.64	6.74	3.78
Including sales charges		-4.57	6.74	3.78
Class R4*	03/19/13	-3.07	7.24	4.26
Class R5*	11/08/12	-2.83	7.30	4.29
Class Z*	09/01/11	-2.96	7.33	4.30
Barclays New York Municipal Bond Index		-1.40	6.10	4.47
Barclays Municipal Bond Index		-1.72	6.37	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays New York Municipal Bond Index is a market-capitalization-weighted index of New York investment grade bonds with maturity of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia New York Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -3.20% excluding sales charges. The Fund's Class Z shares returned -2.96% for the same time period. By comparison, the Fund's benchmarks, the Barclays New York Municipal Bond Index (Barclays NY Index) and the broad Barclays Municipal Bond Index, returned -1.40% and -1.72%, respectively, for the same period. Effective sector allocation was more than offset by duration and yield curve positioning and security selection, which detracted.

Tax-Exempt Bond Market Faced Multiple Headwinds

The tax-exempt fixed income market struggled during the period, with municipal bond yields rising across the yield curve. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) Yields on longer-term maturities rose more than on shorter-term maturities, resulting in a steeper municipal bond yield curve.

When the period began in November 2012, the municipal bond market was strong. Municipal bond yields were generally falling and demand was high, as the potential for higher taxes and a limit on deductions following the U.S. elections drove investors to the tax-exempt asset class. However, in December 2012, there was a sharp correction, as U.S. Treasury yields rose with expectations that Congress would negotiate a deal to avert the fiscal cliff, increased amounts of debt came to market and investors started assessing the tax benefits of taking gains ahead of suspected tax increases in 2013. Following a rebound in January 2013, fund outflows picked up in February and were elevated through most of the period, as market tone softened, despite modest municipal supply. By April, typical bond selling that occurs to pay tax bills appeared to be compounded by strong stock market performance and increasing talk of a rotation out of bonds into riskier assets. In June 2013, following mid-May comments by Federal Reserve (Fed) Chair Bernanke, the markets began anticipating the tapering of monetary policy stimulus. A stronger belief in brightening economic growth prospects perpetuated heavy municipal bond fund outflows, causing significant selling pressure and, in turn, higher yields.

July and August 2013 saw negative returns in the Barclays Municipal Bond Index due to sharply higher interest rates that resulted from confusion over Fed policy and heightened concerns about the fiscal health of Detroit and Puerto Rico. Municipal bond mutual fund redemptions hit record levels, further pressuring bond prices. September 2013 reversed course, with the municipal bond market posting gains as market fears faded with the Fed's unanticipated decision to delay tapering of its quantitative easing program along with continued slow issuance. The broad fixed income market rally continued into October. The U.S. government shutdown and Puerto Rico's debt were notable concerns, but neither seemed to materially impact the municipal bond market in October. Both concerns were more than offset by the positive impact of mid-month actions on both fronts along with low net new supply and seemingly stabilizing mutual fund outflows. Municipal bond yields fell through the last two months of the period.

From a fundamental perspective, states posted better revenue results on the back of increasing sales, income and property taxes. While negative credit stories made headlines — including the state of Illinois' inability to balance its budget, Puerto Rico's two-notch downgrade by Moody's and Detroit's Chapter 9 bankruptcy filing — it is well worth noting that such issues are not representative of the broad municipal bond market. Overall default rates trended down and were at their lowest level since at least 2009. The credit trends of New York were particularly positive, driven by improving economic conditions, solid financials

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2013)
AAA rating	3.2
AA rating	30.9
A rating	43.2
BBB rating	16.5
Non-investment grade	2.1
Not rated	4.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
4

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

results and improved governance. The state passed on-time budgets for the past three years and the 2014 enacted budget holds spending to a modest 1.9% growth rate. New York's budget performance and liquidity improved during fiscal 2012 and 2013, with an emphasis on ongoing budget cuts and restraints on automatic growth in school and health care funding.

Duration and Yield Curve Positioning Hampered Returns

Detracting most from Fund results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the Barclays NY Index, which hurt as tax-exempt bond rates rose. (Duration is a measure of the Fund's sensitivity to changes in interest rates.) Also, an overweight relative to the Barclays NY Index to bonds with maturities of 15 to 25 years and an underweight to bonds with maturities of one to 10 years detracted, as longer-dated maturities underperformed shorter-term maturities given the steepening of the municipal bond yield curve. Having an underweighted allocation to local general obligation bonds, which outperformed the Barclays NY Index, also hurt the Fund's results, as did having an underweighted allocation to securities rated AAA and AA, which was the best performing quality segment of the Barclays NY Index. Security selection among bonds rated AAA and AA and bonds in the education, transportation and leasing sectors detracted as well.

Effective Sector Allocation Boosted Fund Performance

The Fund benefited from its significant allocation to the hospital sector, which outpaced the Barclays NY Index, and from its underweighted exposure to the water and sewer sector, which lagged the Barclays NY Index. The Fund's exposure to high yield municipal bonds also boosted the Fund's results, as the total return generated from these securities was positive.

Fundamental Analysis Drove Portfolio Changes

During the period, we decreased the Fund's exposure to the health care, education and sales tax revenue sectors and to securities rated AA. We further reduced an already underweighted exposure to Puerto Rico debt to less than 1% of the Fund's total net assets. We increased the Fund's exposure to the transportation and local general obligation sectors and to securities rated BBB. In anticipation of an eventual rise in interest rates, we shifted to a more defensive portfolio stance by increasing the average coupon of the Fund.

Looking Ahead

In our current view, supply/demand factors should be supportive of the municipal bond market over the near term, although we believe such factors remain sensitive to news flow regarding fiscal policy negotiations, Detroit's and Puerto Rico's credit, and Fed decisions. As such, we intend to monitor supply/demand factors closely in the months ahead.

Given what we believe is the potential for interest rates to continue to rise until further developments out of Washington, D.C. and/or the sustainability of economic growth become clearer, we currently intend to seek to bring the Fund's duration closer to that of the Barclays NY Index. To help sustain a competitive yield, we expect to implement this strategy by selling longer term, higher quality securities in favor of shorter maturity, lower investment grade securities. As always, the Fund's emphasis remains on generating both a high level of income generally exempt from federal income tax and New York state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2013
5

Columbia New York Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 — October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	952.70	1,021.27	3.84	3.97	0.78
Class B	1,000.00	1,000.00	949.10	1,017.49	7.52	7.78	1.53
Class C	1,000.00	1,000.00	950.50	1,019.00	6.05	6.26	1.23
Class R4	1,000.00	1,000.00	953.80	1,022.53	2.61	2.70	0.53
Class R5	1,000.00	1,000.00	955.20	1,022.74	2.41	2.50	0.49
Class Z	1,000.00	1,000.00	953.90	1,022.53	2.61	2.70	0.53

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia New York Tax-Exempt Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 4.6%
New York City Industrial Development Agency(a) Refunding Revenue Bonds Trips Obligated Group Senior Series 2012A AMT 07/01/28	5.000%	2,000,000	1,900,080
Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/15	5.500%	1,500,000	1,576,815
New York City Industrial Development Agency(a)(b) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/24	5.500%	2,000,000	2,149,860
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	2,000,000	2,145,060
Total			7,771,815
Assisted Living 1.3%
Huntington Housing Authority Revenue Bonds Gurwin Jewish Senior Residences Series 1999A 05/01/19	5.875%	1,005,000	1,007,000
Mount Vernon Industrial Development Agency Revenue Bonds Wartburg Senior Housing, Inc. — Meadowview Series 1999 06/01/19	6.150%	590,000	590,301
06/01/29	6.200%	615,000	608,610
Total			2,205,911
Higher Education 12.2%
Dutchess County Local Development Corp. Refunding Revenue Bonds Marist College Project Series 2012A 07/01/21	5.000%	675,000	783,641
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/25	5.000%	295,000	326,547
Nassau County Industrial Development Agency Refunding Revenue Bonds New York Institute of Technology Project Series 2000A 03/01/26	4.750%	1,210,000	1,243,481

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Revenue Bonds Consolidated City University System 5th General Resolution Series 2008B 07/01/27	5.000%	1,000,000	1,094,500
Cornell University Series 2006A 07/01/31	5.000%	1,000,000	1,080,360
Series 2009A 07/01/27	5.000%	1,000,000	1,112,260
Culinary Institute of America Series 2012 07/01/34	5.000%	350,000	342,909
Manhattan Marymount College Series 2009 07/01/29	5.250%	1,500,000	1,519,680
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	1,000,000	1,018,870
NYSARC, Inc. Series 2012A 07/01/22	5.000%	890,000	1,020,563
Pratt Institute Series 2009C (AGM) 07/01/39	5.125%	1,000,000	1,028,380
St. John's University Series 2007A (NPFGC) 07/01/32	5.250%	1,000,000	1,023,670
Series 2007C (NPFGC) 07/01/26	5.250%	1,205,000	1,387,220
Series 2012A 07/01/27	5.000%	240,000	258,331
State University Dormitory Facilities Series 2011A 07/01/31	5.000%	1,000,000	1,061,340
Teacher's College Series 2009 03/01/39	5.500%	500,000	523,925
The New School Series 2010 07/01/40	5.500%	1,500,000	1,574,895
Niagara Area Development Corp. Revenue Bonds Niagra University Project Series 2012A 05/01/35	5.000%	500,000	498,695
Seneca County Industrial Development Agency Revenue Bonds New York Chiropractic College Series 2007 10/01/27	5.000%	750,000	760,073

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Lawrence County Industrial Development Agency Revenue Bonds Clarkson University Project Series 2007 07/01/31	5.000%	1,000,000	1,021,070
Town of Hempstead Local Development Corp. Revenue Bonds Molloy College Project Series 2009 07/01/39	5.750%	1,000,000	1,030,570
Yonkers Industrial Development Agency Revenue Bonds Sarah Lawrence College Project Series 2001A 06/01/29	6.000%	1,000,000	1,082,510
Total			20,793,490
Hospital 17.9%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	2,000,000	2,097,860
Monroe County Industrial Development Corp. Refunding Revenue Bonds Rochester General Hospital Series 2013A 12/01/32	5.000%	1,350,000	1,366,659
Revenue Bonds Unity Hospital-Rochester Project Series 2010 (FHA) 08/15/35	5.750%	2,000,000	2,194,080
New York State Dormitory Authority Revenue Bonds Kaleida Health Series 2006 (FHA) 02/15/35	4.700%	1,000,000	978,850
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	2,275,000	2,442,667
Series 2011A 07/01/41	5.000%	2,000,000	2,021,440
NYU Hospital Center Series 2007B 07/01/37	5.625%	1,000,000	1,022,640
New York Hospital Medical Center Series 2007 (FHA) 02/15/37	4.750%	975,000	977,584
New York University Hospital Center Series 2006A 07/01/20	5.000%	500,000	542,265
Series 2007B 07/01/24	5.250%	640,000	681,146

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011A 07/01/31	5.750%	800,000	858,416
North Shore-Long Island Jewish Obligation Group Series 2007A 05/01/32	5.000%	1,000,000	1,009,900
Series 2009A 05/01/37	5.500%	2,000,000	2,085,620
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,900,000	1,911,799
University of Rochester Series 2007B 07/01/27	5.000%	1,000,000	1,078,160
Series 2009A 07/01/39	5.125%	1,000,000	1,059,830
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/32	5.250%	500,000	506,570
Suffolk County Economic Development Corp. Revenue Bonds Catholic Health Services Series 2011 07/01/28	5.000%	3,500,000	3,589,355
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	1,850,000	1,999,998
Series 2011A 11/01/30	5.000%	2,000,000	2,047,660
Total			30,472,499
Human Service Provider 0.6%
Dutchess County Local Development Corp. Revenue Bonds Anderson Center Services, Inc. Project Series 2010 10/01/30	6.000%	1,000,000	994,690
Independent Power 0.5%
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	1,000,000	936,900
Investor Owned 0.9%
New York State Energy Research & Development Authority Revenue Bonds Series 1993(b) 04/01/20	12.336%	1,500,000	1,502,310
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Appropriation 0.6%
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Court Facilities Series 1998(c) 08/01/19	0.000%	1,200,000	1,082,988
Local General Obligation 7.5%
City of New York Unlimited General Obligation Bonds Series 2010B 08/01/21	5.000%	500,000	584,170
Series 2013J 08/01/24	5.000%	1,000,000	1,163,880
Subordinated Series 2009I-1 04/01/27	5.125%	1,500,000	1,673,850
City of Syracuse Unlimited General Obligation Bonds Airport Terminal Security Access Improvement Series 2011 AMT(a) 11/01/36	5.000%	1,750,000	1,752,292
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/15	6.000%	1,250,000	1,329,488
County of Rockland General Obligation Limited Notes RAN Series 2013B 06/27/14	1.750%	1,220,000	1,220,183
County of Suffolk Limited General Obligation Bonds Public Improvement Series 2013A (AGM) 06/15/18	3.250%	500,000	534,605
Mount Sinai Union Free School District Unlimited General Obligation Refunding Bonds Series 1992 (AMBAC) 02/15/19	6.200%	1,005,000	1,237,034
New York State Dormitory Authority Revenue Bonds School Districts Bond Financing Series 2013F 10/01/21	5.000%	1,000,000	1,174,410
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/24	5.000%	500,000	580,180
Town of Ramapo Refunding General Obligation Limited Notes BAN Series 2013 05/28/14	4.700%	1,500,000	1,509,570
Total			12,759,662

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 2.3%
Housing Development Corp. Revenue Bonds Gateway Apartments Series 2009A 09/15/25	4.500%	165,000	171,519
Series 2009C-1 11/01/34	5.500%	500,000	518,700
Series 2009M 11/01/45	5.150%	1,250,000	1,266,113
Onondaga Civic Development Corp. Revenue Bonds Upstate Properties Development, Inc. Series 2011 12/01/41	5.250%	1,945,000	1,983,394
Total			3,939,726
Municipal Power 3.1%
Long Island Power Authority Revenue Bonds Series 2008A 05/01/33	6.000%	1,000,000	1,139,240
Series 2009A 04/01/23	5.000%	750,000	809,730
Series 2012A 09/01/37	5.000%	2,000,000	2,037,040
Puerto Rico Electric Power Authority Revenue Bonds Series 2013A(d) 07/01/36	6.750%	1,500,000	1,277,445
Total			5,263,455
Nursing Home 0.3%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007 01/01/40	5.200%	720,000	593,359
Other Bond Issue 0.3%
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	520,000	534,196
Other Industrial Development Bond 3.2%
New York Liberty Development Corp. Revenue Bonds Goldman Sachs Headquarters Series 2007 10/01/37	5.500%	1,000,000	1,092,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Energy Research & Development Authority Revenue Bonds Brooklyn Union Gas Co. Project Series 1996 (NPFGC) 01/01/21	5.500%	2,000,000	2,007,860
Onondaga County Industrial Development Agency Revenue Bonds Bristol-Meyers Squibb Co. Project Series 1994 AMT(a) 03/01/24	5.750%	2,000,000	2,363,200
Total			5,463,930
Pool/Bond Bank 2.6%
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2009C (AGM) 10/01/36	5.125%	1,000,000	1,048,510
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-Pooled Financing Series 2005B 04/15/35	5.500%	1,000,000	1,157,810
Series 2009A 06/15/34	5.000%	2,000,000	2,138,940
Total			4,345,260
Ports 3.8%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 85th Series 1993 03/01/28	5.375%	2,000,000	2,337,920
Consolidated 93rd Series 1994 06/01/94	6.125%	2,250,000	2,500,943
Port Authority of New York & New Jersey(a) Revenue Bonds Consolidated 143rd Series 2006 (AGM) AMT 10/01/21	5.000%	1,000,000	1,080,000
Consolidated 147th Series 2007 (NPFGC) AMT 10/15/26	5.000%	500,000	530,100
Total			6,448,963
Prep School 1.8%
Build NYC Resource Corp. Revenue Bonds Bronx Charter School for Excellence Series 2013A 04/01/33	5.000%	1,000,000	928,360

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
International Leadership Charter School Series 2013 07/01/33	5.750%	1,500,000	1,340,835
New York State Dormitory Authority Revenue Bonds Convent-Sacred Heart Series 2011 (AGM) 11/01/35	5.625%	750,000	805,673
Total			3,074,868
Recreation 1.8%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	510,625
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/24	5.000%	500,000	487,905
Yankee Stadium Pilot Series 2009 (AGM) 03/01/49	7.000%	250,000	286,353
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/31	5.000%	750,000	821,618
Revenue Bonds Lincoln Center Series 2008C 12/01/18	5.250%	750,000	875,992
Total			2,982,493
Refunded/Escrowed 2.4%
Greece Central School District Unlimited General Obligation Bonds Series 1992 (FGIC) 06/15/16	6.000%	500,000	572,085
New York State Dormitory Authority Prerefunded 07/01/18 Revenue Bonds Rochester Institute of Technology Series 2008A 07/01/33	6.000%	1,000,000	1,223,850
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	1,800,000	2,240,226
Total			4,036,161

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 2.9%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village Series 2008A 07/01/28	6.750%	500,000	506,405
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/29	5.000%	1,000,000	1,026,720
Suffolk County Economic Development Corp. Refunding Revenue Bonds Peconic Landing Southold Series 2010 12/01/40	6.000%	1,225,000	1,277,969
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	1,335,000	1,361,793
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42	6.000%	1,000,000	695,820
Total			4,868,707
Single Family 0.3%
New York Mortgage Agency Revenue Bonds Series 2007-140 AMT(a) 10/01/21	4.600%	500,000	511,225
Special Non Property Tax 7.0%
Erie County Fiscal Stability Authority Revenue Bonds Sales Tax and State Aid Secured Series 2013A 03/15/24	5.000%	500,000	598,195
Metropolitan Transportation Authority Revenue Bonds Series 2009A 11/15/26	5.300%	700,000	782,110
Series 2009B 11/15/34	5.000%	1,000,000	1,043,890
Nassau County Interim Finance Authority Revenue Bonds Secured Sales Tax Series 2009A 11/15/24	5.000%	250,000	286,535

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-3 01/15/22	5.000%	1,000,000	1,150,430
Series 2009S-5 01/15/32	5.000%	1,000,000	1,065,380
New York City Transitional Finance Authority Refunded Revenue Bonds Future Tax Secured Subordinated Series 2012B 11/01/30	5.000%	500,000	544,975
Subordinated Revenue Bonds Future Tax Secured Series 2007B 11/01/26	5.000%	1,035,000	1,165,027
New York State Dormitory Authority Revenue Bonds Education Series 2008B 03/15/36	5.750%	500,000	560,355
Series 2009A 03/15/28	5.000%	1,545,000	1,709,002
Series 2009A 02/15/34	5.000%	1,400,000	1,472,870
New York State Thruway Authority Revenue Bonds Series 2005A (NPFGC) 04/01/25	5.000%	500,000	531,005
Series 2009A-1 04/01/29	5.000%	1,000,000	1,073,910
Total			11,983,684
State Appropriated 4.0%
Erie County Industrial Development Agency (The) Revenue Bonds School District Buffalo Project Series 2011A 05/01/32	5.250%	1,000,000	1,063,650
Series 2013A 05/01/26	5.000%	1,000,000	1,114,100
New York Local Government Assistance Corp. Refunding Revenue Bonds Senior Lien Series 2007A 04/01/19	5.000%	1,000,000	1,132,410
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/20	6.000%	2,000,000	2,396,940
State University Educational Facilities Series 2000C (AGM) 05/15/17	5.750%	1,000,000	1,166,850
Total			6,873,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Student Loan — %
New York Mortgage Agency Revenue Bonds New York State Higher Education Finance Series 2009 11/01/26	4.750%	75,000	77,194
Transportation 6.2%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/23	5.250%	1,250,000	1,465,462
Series 2005F 11/15/35	5.000%	500,000	506,170
Series 2006A 11/15/22	5.000%	750,000	835,200
Series 2010D 11/15/34	5.000%	1,350,000	1,391,958
Series 2011D 11/15/36	5.000%	1,000,000	1,022,560
Series 2012E 11/15/31	5.000%	2,000,000	2,103,900
Transportation System Series 2013-A 11/15/32	5.000%	2,000,000	2,084,700
Series 2013B 11/15/22	5.000%	1,000,000	1,156,780
Total			10,566,730
Turnpike/Bridge/Toll Road 3.8%
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/32	5.000%	2,000,000	2,103,880
Series 2005F (AMBAC) 01/01/25	5.000%	2,000,000	2,091,820
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Subordinated Series 2013-A 11/15/27	5.000%	2,000,000	2,210,720
Total			6,406,420
Water & Sewer 4.8%
Great Neck North Water Authority Revenue Bonds Series 2008 01/01/33	5.000%	690,000	715,033
New York City Water & Sewer System Revenue Bonds Fiscal 2009 Series 2008A 06/15/40	5.750%	1,000,000	1,112,230

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Water & Sewer System Revenue Bonds Series 2008CC 06/15/34	5.000%	3,500,000	3,668,805
Series 2009EE 06/15/40	5.250%	500,000	527,050
Niagara Falls Public Water Authority Revenue Bonds Series 2013A 07/15/29	5.000%	1,000,000	1,050,140
Rensselaer County Water Service & Sewer Authority Revenue Bonds Water Service Series 2008 09/01/38	5.250%	1,000,000	1,030,880
Total			8,104,138
Total Municipal Bonds (Cost: $157,885,366)			164,594,724

Floating Rate Notes 0.5%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Triborough Bridge & Tunnel Authority Revenue Bonds General VRDN Series 2005B-2C (U.S. Bank)(e)(f) 01/01/32	0.070%	900,000	900,000
Total Floating Rate Notes (Cost: $900,000)			900,000

Money Market Funds 1.4%

	Shares	Value ($)
Dreyfus New York AMT-Free Municipal Money Market Fund, 0.000%(g)	1,154,868	1,154,868
JPMorgan Tax-Free Money Market Fund, 0.010%(g)	1,206,017	1,206,017
Total Money Market Funds (Cost: $2,360,885)		2,360,885
Total Investments (Cost: $161,146,251)		167,855,609
Other Assets & Liabilities, Net		2,355,937
Net Assets		170,211,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $1,277,445 or 0.75% of net assets.

(e)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on October 31, 2013.

(f)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(g)  The rate shown is the seven-day current annualized yield at October 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific  or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	164,594,724	—	164,594,724
Total Bonds	—	164,594,724	—	164,594,724
Short-Term Securities
Floating Rate Notes	—	900,000	—	900,000
Total Short-Term Securities	—	900,000	—	900,000
Mutual Funds
Money Market Funds	2,360,885	—	—	2,360,885
Total Mutual Funds	2,360,885	—	—	2,360,885
Total	2,360,885	165,494,724	—	167,855,609

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia New York Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value
(identified cost $161,146,251)	$167,855,609
Receivable for:
Capital shares sold	470,957
Interest	2,670,776
Expense reimbursement due from Investment Manager	221
Prepaid expenses	1,768
Trustees' deferred compensation plan	29,703
Other assets	2,325
Total assets	171,031,359
Liabilities
Payable for:
Capital shares purchased	160,268
Dividend distributions to shareholders	537,119
Investment management fees	1,860
Distribution and/or service fees	1,325
Transfer agent fees	20,697
Administration fees	325
Chief compliance officer expenses	14
Other expenses	68,502
Trustees' deferred compensation plan	29,703
Total liabilities	819,813
Net assets applicable to outstanding capital stock	$170,211,546
Represented by
Paid-in capital	$162,379,375
Undistributed net investment income	353,652
Accumulated net realized gain	769,161
Unrealized appreciation (depreciation) on:
Investments	6,709,358
Total — representing net assets applicable to outstanding capital stock	$170,211,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia New York Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$145,383,974
Shares outstanding	20,156,837
Net asset value per share	$7.21
Maximum offering price per share(a)	$7.57
Class B
Net assets	$777,602
Shares outstanding	107,847
Net asset value per share	$7.21
Class C
Net assets	$16,254,371
Shares outstanding	2,254,338
Net asset value per share	$7.21
Class R4
Net assets	$2,367
Shares outstanding	329
Net asset value per share(b)	$7.20
Class R5
Net assets	$2,317
Shares outstanding	322
Net asset value per share	$7.20
Class Z
Net assets	$7,790,915
Shares outstanding	1,081,069
Net asset value per share	$7.21

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia New York Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends	$195
Interest	8,291,715
Total income	8,291,910
Expenses:
Investment management fees	761,105
Distribution and/or service fees
Class A	412,793
Class B	10,631
Class C	192,275
Transfer agent fees
Class A	184,985
Class B	1,185
Class C	21,525
Class R4(a)	2
Class R5(b)	1
Class Z	5,550
Administration fees	133,193
Compensation of board members	21,568
Custodian fees	3,185
Printing and postage fees	32,909
Registration fees	47,648
Professional fees	31,462
Chief compliance officer expenses	125
Other	13,461
Total expenses	1,873,603
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(241,744)
Fees waived by Distributor — Class C	(57,732)
Expense reductions	(260)
Total net expenses	1,573,867
Net investment income	6,718,043
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,216,313
Net realized gain	1,216,313
Net change in unrealized appreciation (depreciation) on:
Investments	(14,263,344)
Net change in unrealized appreciation (depreciation)	(14,263,344)
Net realized and unrealized loss	(13,047,031)
Net decrease in net assets from operations	$(6,328,988)

(a) For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia New York Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)(b)	Year Ended October 31, 2012
Operations
Net investment income	$6,718,043	$7,003,149
Net realized gain	1,216,313	1,469,883
Net change in unrealized appreciation (depreciation)	(14,263,344)	11,251,561
Net increase (decrease) in net assets resulting from operations	(6,328,988)	19,724,593
Distributions to shareholders
Net investment income
Class A	(5,865,166)	(6,306,480)
Class B	(29,594)	(55,711)
Class C	(596,393)	(585,801)
Class R4	(57)	—
Class R5	(90)	—
Class Z	(188,432)	(17,711)
Net realized gains
Class A	(964,902)	(267,207)
Class B	(7,428)	(3,562)
Class C	(110,755)	(27,350)
Class R5	(13)	—
Class Z	(5,533)	(8)
Total distributions to shareholders	(7,768,363)	(7,263,830)
Increase (decrease) in net assets from capital stock activity	(16,261,740)	6,333,234
Total increase (decrease) in net assets	(30,359,091)	18,793,997
Net assets at beginning of year	200,570,637	181,776,640
Net assets at end of year	$170,211,546	$200,570,637
Undistributed net investment income	$353,652	$315,040

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia New York Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	1,676,945	12,757,758	2,154,954	16,316,878
Distributions reinvested	720,949	5,430,735	656,913	4,974,218
Redemptions	(5,173,906)	(38,510,384)	(2,362,750)	(17,887,399)
Net increase (decrease)	(2,776,012)	(20,321,891)	449,117	3,403,697
Class B shares
Subscriptions	1,016	7,677	7,319	55,458
Distributions reinvested	2,861	21,689	4,754	35,836
Redemptions(c)	(75,268)	(569,116)	(135,943)	(1,032,617)
Net decrease	(71,391)	(539,750)	(123,870)	(941,323)
Class C shares
Subscriptions	345,250	2,621,770	725,014	5,461,336
Distributions reinvested	63,230	476,946	52,599	398,568
Redemptions	(763,342)	(5,661,238)	(393,145)	(2,960,844)
Net increase (decrease)	(354,862)	(2,562,522)	384,468	2,899,060
Class R4 shares
Subscriptions	328	2,500	—	—
Distributions reinvested	1	8	—	—
Net increase	329	2,508	—	—
Class R5 shares
Subscriptions	321	2,500	—	—
Distributions reinvested	1	8	—	—
Net increase	322	2,508	—	—
Class Z shares
Subscriptions	1,140,510	8,538,104	128,984	982,563
Distributions reinvested	6,288	47,273	2,286	17,613
Redemptions	(193,980)	(1,427,970)	(3,713)	(28,376)
Net increase	952,818	7,157,407	127,557	971,800
Total net increase (decrease)	(2,248,796)	(16,261,740)	837,272	6,333,234

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia New York Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.76		$7.27		$7.34		$7.25		$6.55
Income from investment operations:
Net investment income	0.27		0.28		0.29		0.30		0.31
Net realized and unrealized gain (loss)	(0.51)		0.50		(0.06	)(a)	0.31		0.78
Total from investment operations	(0.24)		0.78		0.23		0.61		1.09
Less distributions to shareholders:
Net investment income	(0.27)		(0.28)		(0.29)		(0.34)		(0.30)
Net realized gains	(0.04)		(0.01)		(0.01)		(0.18)		(0.09)
Total distributions to shareholders	(0.31)		(0.29)		(0.30)		(0.52)		(0.39)
Net asset value, end of period	$7.21		$7.76		$7.27		$7.34		$7.25
Total return	(3.20%)		10.90%		3.40%		8.86%		17.24%
Ratios to average net assets(b)
Total gross expenses	0.91%		0.93%		1.02%		1.12%		1.09%
Total net expenses(c)	0.78	%(d)	0.79	%(d)	0.82	%(d)	0.84	%(d)	0.84	%(d)
Net investment income	3.57%		3.70%		4.04%		4.11%		4.47%
Supplemental data
Net assets, end of period (in thousands)	$145,384		$177,945		$163,405		$54,888		$50,469
Portfolio turnover	15%		24%		22%		9%		20%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.76		$7.27		$7.34		$7.25		$6.55
Income from investment operations:
Net investment income	0.21		0.22		0.24		0.24		0.25
Net realized and unrealized gain (loss)	(0.51)		0.50		(0.06	)(a)	0.32		0.78
Total from investment operations	(0.30)		0.72		0.18		0.56		1.03
Less distributions to shareholders:
Net investment income	(0.21)		(0.22)		(0.24)		(0.29)		(0.24)
Net realized gains	(0.04)		(0.01)		(0.01)		(0.18)		(0.09)
Total distributions to shareholders	(0.25)		(0.23)		(0.25)		(0.47)		(0.33)
Net asset value, end of period	$7.21		$7.76		$7.27		$7.34		$7.25
Total return	(3.93%)		10.08%		2.62%		8.05%		16.38%
Ratios to average net assets(b)
Total gross expenses	1.66%		1.70%		1.87%		1.87%		1.84%
Total net expenses(c)	1.53	%(d)	1.54	%(d)	1.60	%(d)	1.59	%(d)	1.59	%(d)
Net investment income	2.80%		2.95%		3.38%		3.38%		3.73%
Supplemental data
Net assets, end of period (in thousands)	$778		$1,390		$2,202		$4,540		$8,217
Portfolio turnover	15%		24%		22%		9%		20%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$7.76		$7.27		$7.34		$7.25		$6.55
Income from investment operations:
Net investment income	0.23		0.25		0.26		0.26		0.28
Net realized and unrealized gain (loss)	(0.51)		0.50		(0.06	)(a)	0.32		0.78
Total from investment operations	(0.28)		0.75		0.20		0.58		1.06
Less distributions to shareholders:
Net investment income	(0.23)		(0.25)		(0.26)		(0.31)		(0.27)
Net realized gains	(0.04)		(0.01)		(0.01)		(0.18)		(0.09)
Total distributions to shareholders	(0.27)		(0.26)		(0.27)		(0.49)		(0.36)
Net asset value, end of period	$7.21		$7.76		$7.27		$7.34		$7.25
Total return	(3.64%)		10.41%		2.95%		8.37%		16.72%
Ratios to average net assets(b)
Total gross expenses	1.66%		1.68%		1.82%		1.87%		1.84%
Total net expenses(c)	1.23	%(d)	1.24	%(d)	1.28	%(d)	1.29	%(d)	1.29	%(d)
Net investment income	3.12%		3.24%		3.64%		3.66%		4.02%
Supplemental data
Net assets, end of period (in thousands)	$16,254		$20,240		$16,164		$9,401		$9,031
Portfolio turnover	15%		24%		22%		9%		20%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$7.63
Income from investment operations:
Net investment income	0.18
Net realized and unrealized loss	(0.43)
Total from investment operations	(0.25)
Less distributions to shareholders:
Net investment income	(0.18)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$7.20
Total return	(3.35%)
Ratios to average net assets(b)
Total gross expenses	0.69	%(c)
Total net expenses(d)	0.53	%(c)(e)
Net investment income	3.88	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

Class R5	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$7.79
Income from investment operations:
Net investment income	0.28
Net realized and unrealized loss	(0.55)
Total from investment operations	(0.27)
Less distributions to shareholders:
Net investment income	(0.28)
Net realized gains	(0.04)
Total distributions to shareholders	(0.32)
Net asset value, end of period	$7.20
Total return	(3.52%)
Ratios to average net assets(b)
Total gross expenses	0.62	%(c)
Total net expenses(d)	0.50	%(c)
Net investment income	3.85	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	15%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.76		$7.27		$7.25
Income from investment operations:
Net investment income	0.29		0.30		0.05
Net realized and unrealized gain (loss)	(0.51)		0.50		0.02
Total from investment operations	(0.22)		0.80		0.07
Less distributions to shareholders:
Net investment income	(0.29)		(0.30)		(0.05)
Net realized gains	(0.04)		(0.01)		—
Total distributions to shareholders	(0.33)		(0.31)		(0.05)
Net asset value, end of period	$7.21		$7.76		$7.27
Total return	(2.96%)		11.19%		0.96%
Ratios to average net assets(b)
Total gross expenses	0.65%		0.66%		0.61	%(c)
Total net expenses(d)	0.53	%(e)	0.54	%(e)	0.52	%(c)
Net investment income	3.86%		3.90%		4.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,791		$995		$5
Portfolio turnover	15%		24%		22%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 (commencement of operations) to October 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia New York Tax-Exempt Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

Annual Report 2013
26

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended

Annual Report 2013
27

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

October 31, 2013 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class R4	0.15	*
Class R5	0.05	*
Class Z	0.11

*Annualized.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $70,738. The liability remaining at October 31, 2013 for non-recurring charges associated with the lease amounted to $33,858 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $260.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the

Annual Report 2013
28

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $94,683 for Class A, $28 for Class B and $2,011 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	0.78%		0.79%
Class B	1.53		1.54
Class C	1.53		1.54
Class R4	0.53	*	—
Class R5	0.49		0.52	**
Class Z	0.53		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

**Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through February 28, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$301
Accumulated net realized gain	(301)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Tax-exempt income	$6,679,732	$6,960,213
Ordinary income	356,857	5,490
Long-term capital gains	731,774	298,127
Total	$7,768,363	$7,263,830

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$645,527
Undistributed accumulated long-term gain	1,062,198
Unrealized appreciation	6,763,841

At October 31, 2013, the cost of investments for federal income tax purposes was $161,091,768 and the aggregate

Annual Report 2013
29

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,261,023
Unrealized depreciation	(2,497,182)
Net unrealized appreciation	6,763,841

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $26,761,125 and $39,741,386, respectively, for the year ended October 31, 2013.

Note 6. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 12.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 10.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties

Annual Report 2013
30

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2013

ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia New York Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

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32

Columbia New York Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$1,161,130
Exempt-Interest Dividends	99.98%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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Columbia New York Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
34

Columbia New York Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
35

Columbia New York Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
36

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia New York Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
37

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the twenty-fifth, twenty-fifth and eight percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013
38

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that

Annual Report 2013
39

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
40

Columbia New York Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia New York Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN205_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia International Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia International Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Board Consideration and Approval of Advisory Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia International Bond Fund

Performance Overview

Performance Summary

>  Columbia International Bond Fund (the Fund) Class A shares returned -3.22% excluding sales charges for the 12-month period that ended October 31, 2013.

>  The Fund underperformed its Blended Benchmark, which returned -0.06% for the 12-month period.

>  The Fund outperformed the Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged, which returned -3.75% for the same period.

>  Exposure to emerging markets debt and an underweighted position in the Japanese yen contributed positively to the Fund's relative results, while country positioning, exposure to U.S. rates and underweighted positions in the euro and Swiss franc detracted.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	Life
Class A	12/01/08
Excluding sales charges		-3.22	4.34
Including sales charges		-7.82	3.31
Class C	12/01/08
Excluding sales charges		-4.01	3.54
Including sales charges		-4.96	3.54
Class I*	09/27/10	-2.94	4.53
Class W*	06/18/12	-3.22	3.93
Class Z	12/01/08	-3.01	4.60
Blended Benchmark		-0.06	6.71
Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged		-3.75	4.40

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the Citigroup World Government Bond (excluding the U.S. and Japan) Index (the Citigroup WGBI — ex U.S./Japan), a 20% weighting in the Citigroup Japan Government Bond Index (the Citigroup Japan GBI) and a 20% weighting in the JPMorgan Government Bond Index — Emerging Markets Global Diversified Composite (the JPM GBI EM — Global Diversified). The Citigroup WGBI — ex U.S./Japan has the same calculation and inclusion criteria as the Fund's primary benchmark, the Citigroup Non.U.S. WGBI — Unhedged, while excluding issues from the United States and also Japan. The Citigroup Japan GBI is a market-weighted index based on Yen-denominated debt instruments issued by the government of Japan. The JPM GBI — EM Global Diversified tracks total returns for emerging markets local-currency denominated fixed income instruments.

The Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged (Citigroup Non-U.S. WGBI — Unhedged) is calculated on a market-weighted basis and includes investment-grade, fixed-rate bonds, issued by governments outside of the United States (currently, 21 countries), with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia International Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (December 1, 2008 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia International Bond Fund

Manager Discussion of Fund Performance

At October 31, 2013, approximately 74% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -3.22% excluding sales charge. The Fund underperformed the Blended Benchmark, which returned -0.06% for the reporting period. The Blended Benchmark consists 60% of the Citigroup World Government Bond (excluding the U.S. and Japan) Index, 20% of the Citigroup Japan Government Bond Index and 20% of the JPMorgan Government Bond Index — Emerging Markets Global Diversified Composite. The Fund outperformed the Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged (Citigroup Index), which returned -3.75% for the same period. Exposure to emerging markets debt and an underweighted position in the Japanese yen contributed positively to the Fund's relative results, while country positioning, exposure to U.S. rates and underweighted positions in the euro and Swiss franc detracted.

Global Expansion Broadening Slowly

The global economy appears to have risen out of its 2012 doldrums, driven principally by central bank policy actions and as the deleveraging headwinds created by the global financial crisis of 2007-2008 faded further into the background. Still, signs of a broad-based reacceleration in global activity remained limited. For example, measures of excess capacity remained well above normal in the developed economies. Excess capacity was especially obvious in the eurozone, which only just escaped recession and which has historically high unemployment rates in many member countries.

Higher Yielding Bonds Drove Returns

The 12-month period was characterized by improving global economic growth prospects, despite the partial U.S. government shutdown. The European Central Bank's (the ECB's) Outright Monetary Transactions, the U.S. Federal Reserve's (the Fed's) open-ended quantitative easing program, and Japanese "Abenomics" collectively sent a powerful message that the period of easy money would be ongoing for an extended time, thereby significantly reducing tail risks. In turn, risk assets, such as equities and high yield corporate bonds, generally performed strongly during the period. However, emerging market debt posted negative returns, and international government bonds generated only modestly positive returns. Amongst international government bonds broadly, higher-yielding government bonds tended to outperform lower-yielding government bonds in the low nominal interest rate environment that dominated.

Contributors and Detractors

The Fund's country positioning and exposure to rising U.S. interest rates through U.S. dollar-denominated emerging market bonds detracted from its results during the period. Given our concern about the eurozone's unresolved fundamental

Portfolio Management

Nicholas Pifer, CFA

C. Michael Ng, CFA

Jim Cielinski*

Matthew Cobon*

*Effective October 18, 2013, Mr. Cielinski and Mr. Cobon, were named Portfolio Managers of the Fund.

Country Breakdown (%) (at October 31, 2013)
Argentina	0.5
Australia	4.3
Austria	0.4
Belgium	0.2
Brazil	0.6
Bulgaria	0.1
Canada	6.4
Colombia	0.8
Denmark	0.2
Dominican Republic	0.4
Finland	0.3
France	13.1
Germany	12.3
Guatemala	0.5
Hungary	0.1
Indonesia	3.0
Japan	8.4
Kazakhstan	0.4
Lithuania	0.2
Mexico	6.6
Netherlands	4.7
New Zealand	0.9
Norway	5.5
Panama	0.1
Peru	0.6
Philippines	1.0
Poland	4.6
Romania	0.6
Russian Federation	3.6
South Africa	2.0
Supra-National	1.2
Sweden	2.2
Turkey	1.4
Ukraine	0.3
United Kingdom	6.5
United States(a)	5.0
Uruguay	0.1
Venezuela	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013
4

Columbia International Bond Fund

Manager Discussion of Fund Performance (continued)

problems, such as high debt burden and low potential growth resulting from aging populations and low productivity, the Fund was rather conservatively structured with an underweight in the euro and the Swiss franc and with no exposure at all to the government bond markets of Italy, Spain and Ireland. As a result, the Fund did not participate in the strong rallies the euro, Swiss franc and peripheral European government bond markets enjoyed during the period. Such detractors were partially offset by the positive contributions made by exposure to emerging market debt and by an underweighted position in the Japanese yen, which depreciated significantly during the period.

The Fund utilized currency forward contracts to manage the currency weights in the Fund for hedging and investment purposes and futures contracts to manage the duration and yield curve exposure of the Fund versus its benchmark during the period. Since we thought the euro would depreciate against the U.S. dollar and the Swiss franc would depreciate against the euro, we sold the Swiss franc against the U.S. dollar. This Swiss franc currency hedge resulted in a loss.

Looking Ahead

In the eurozone, we believe economic growth is likely to occur at a sub-par pace in the year ahead, thereby providing a strong case for the ECB to become even easier on the monetary policy front. Record high unemployment, weak credit growth, inflation readings back in the deflation warning zone, and a euro exchange rate that remains stubbornly high are all signs, in our view, that monetary conditions in the eurozone remain too tight on average.

We expect global bond yields to move higher in the year ahead. However, we expect this move to be more measured than the spike seen from early May to early September 2013, which saw the yield on the benchmark 10-year U.S. Treasury note rise 135 basis points from trough to peak. (A basis point is 1/100th of a percentage point.)

At present, we remain constructive on the outlook for the U.S. dollar over the medium term. The U.S. economy is currently farther along in the structural healing process than either Europe or Japan, and we believe monetary policy is likely to normalize sooner in the U.S. as a result, even with the Fed's unexpected mid-September delay of its tapering process. We believe the rapid increase in U.S. oil and gas production is another medium-term positive for the U.S. currency, since a secular decline in the demand for imported oil should allow the U.S. economy to grow more quickly with less negative impact on the country's external accounts than in the past. But the Fed's reversal on tapering mutes our enthusiasm for the U.S. currency in the near term.

As always, we continue to monitor the international government bond markets for changing conditions and to adjust the Fund's country, currency, duration and yield curve positioning in an effort to seek an attractive balance between risk and potential return.

Quality Breakdown (%) (at October 31, 2013)
AAA rating	34.9
AA rating	33.6
A rating	11.1
BBB rating	15.2
Non-investment grade	4.7
Not rated	0.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

Risks include prepayments, foreign, political and economic developments and bond market fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop and vice versa. Lower quality debt securities involve greater risk of default or price volatility from changes in credit quality of individual issuers. Funds which concentrate their investments in a geographic region may expose an investor to greater volatility: for example, currency fluctuations, differences in security regulation, accounting standards, foreign taxation regulations and political risks. These risks may be enhanced in emerging markets. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia International Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	958.80	1,019.71	5.38	5.55	1.09
Class C	1,000.00	1,000.00	955.30	1,015.93	9.07	9.35	1.84
Class I	1,000.00	1,000.00	960.00	1,021.48	3.66	3.77	0.74
Class W	1,000.00	1,000.00	958.80	1,019.71	5.38	5.55	1.09
Class Z	1,000.00	1,000.00	959.70	1,020.97	4.15	4.28	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia International Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 1.4%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Supra-National 1.2%
Asian Development Bank Senior Unsecured 06/21/27	2.350%	JPY	50,000,000	607,840
Eurofima Senior Unsecured 10/21/19	4.375%	EUR	100,000	157,342
Total				765,182
Ukraine 0.2%
MHP SA(b) 04/02/20	8.250%		200,000	171,589
Total Corporate Bonds & Notes (Cost: $884,125)				936,771

Inflation-Indexed Bonds(a) 0.1%

Japan 0.1%
Uruguay Government International Bond 04/05/27	4.250%	UYU	1,311,618	65,212
Total Inflation-Indexed Bonds (Cost: $72,682)				65,212

Foreign Government Obligations(a)(e) 89.5%

Argentina 0.5%
Argentina Boden Bonds 10/03/15	7.000%		100,000	94,650
Argentina Bonar Bonds 04/17/17	7.000%		262,000	227,940
Total				322,590
Australia 4.1%
Australia Government Bond Senior Unsecured 04/21/23	5.500%	AUD	160,000	169,658
Treasury Corp. of Victoria 11/15/18	5.500%	AUD	1,500,000	1,530,515
Local Government Guaranteed 11/15/16	5.750%	AUD	220,000	223,099
06/15/20	6.000%	AUD	720,000	755,985
Total				2,679,257
Austria 0.4%
Austria Government Bond Senior Unsecured(b) 09/15/17	4.300%	EUR	170,000	262,873

Foreign Government Obligations(a)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Belgium 0.2%
Belgium Government Bond(b) 03/28/15	3.500%	EUR	75,000	106,448
Brazil 0.5%
Brazilian Government International Bond Senior Unsecured 02/03/15	7.375%	EUR	30,000	44,003
03/07/15	7.875%		50,000	54,400
01/20/34	8.250%		70,000	93,450
Petrobras International Finance Co. 01/27/21	5.375%		150,000	152,369
Total				344,222
Bulgaria 0.1%
Bulgaria Government International Bond Senior Unsecured 01/15/15	8.250%		60,000	65,208
Canada 6.1%
Canadian Government Bond 09/01/18	1.250%	CAD	2,100,000	1,970,393
Province of Ontario 06/02/19	4.400%	CAD	1,100,000	1,164,281
Province of Quebec 12/01/17	4.500%	CAD	700,000	738,711
Senior Unsecured 04/29/19	5.000%	EUR	50,000	81,065
Total				3,954,450
Colombia 0.8%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		200,000	211,800
05/21/24	8.125%		50,000	66,250
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		45,000	54,225
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	340,000,000	187,127
Total				519,402
Denmark 0.2%
Denmark Government Bond 11/15/13	5.000%	DKK	695,000	126,743
Dominican Republic 0.4%
Dominican Republic International Bond Senior Unsecured(b) 05/06/21	7.500%		250,000	277,782

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Finland 0.3%
Finland Government Bond Senior Unsecured(b) 07/04/15	4.250%	EUR	145,000	210,286
France 12.6%
France Government Bond OAT 04/25/17	3.750%	EUR	350,000	526,678
10/25/18	4.250%	EUR	770,000	1,211,650
11/25/18	1.000%	EUR	500,000	677,525
04/25/19	4.250%	EUR	228,000	361,050
10/25/20	2.500%	EUR	1,810,000	2,618,494
04/25/29	5.500%	EUR	420,000	759,328
French Treasury Note BTAN 02/25/16	2.250%	EUR	1,400,000	1,984,479
Total				8,139,204
Germany 11.8%
Bundesobligation 04/08/16	2.750%	EUR	700,000	1,009,997
Bundesrepublik Deutschland 07/04/17	4.250%	EUR	555,000	860,932
01/04/19	3.750%	EUR	1,010,000	1,586,817
07/04/21	3.250%	EUR	1,600,000	2,497,824
07/04/28	4.750%	EUR	700,000	1,247,907
07/04/42	3.250%	EUR	300,000	461,931
Total				7,665,408
Guatemala 0.5%
Guatemala Government Bond Senior Unsecured(b) 06/06/22	5.750%		300,000	318,300
Hungary 0.1%
Hungary Government International Bond Senior Unsecured 07/18/16	3.500%	EUR	40,000	55,206
Indonesia 2.9%
Indonesia Government International Bond Senior Unsecured 04/20/15	7.250%		38,000	40,945
Indonesia Government International Bond(b) Senior Unsecured 04/20/15	7.250%		80,000	86,200
Indonesia Treasury Bond Senior Unsecured 07/15/17	10.000%	IDR	3,800,000,000	368,117
09/15/25	11.000%	IDR	5,830,000,000	642,606
Majapahit Holding BV(b) 08/07/19	8.000%		450,000	521,437
Foreign Government Obligations(a)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PT Perusahaan Listrik Negara Senior Unsecured(b) 11/22/21	5.500%		200,000	201,578
Total				1,860,883
Japan 7.9%
Japan Government 20-Year Bond Senior Unsecured 06/20/25	1.900%	JPY	50,000,000	575,563
09/20/29	2.100%	JPY	80,000,000	923,697
Japan Government 30-Year Bond Senior Unsecured 03/20/33	1.100%	JPY	360,000,000	3,427,751
09/20/40	2.000%	JPY	20,000,000	220,097
Total				5,147,108
Kazakhstan 0.4%
KazMunayGas National Co. JSC Senior Unsecured(b) 05/05/20	7.000%		200,000	228,775
Lithuania 0.2%
Lithuania Government International Bond Senior Unsecured(b) 03/09/21	6.125%		120,000	137,759
Mexico 6.4%
Comision Federal de Electricidad Senior Unsecured(b) 05/26/21	4.875%		200,000	208,500
Mexican Bonos 12/13/18	8.500%	MXN	11,205,000	987,520
06/11/20	8.000%	MXN	8,300,000	725,303
05/31/29	8.500%	MXN	19,000,000	1,688,517
Mexico Government International Bond Senior Unsecured 01/15/17	5.625%		90,000	100,980
01/11/40	6.050%		40,000	45,300
Pemex Project Funding Master Trust 01/21/21	5.500%		300,000	327,000
02/24/25	5.500%	EUR	20,000	31,128
Total				4,114,248
Netherlands 4.6%
Netherlands Government Bond(b) 07/15/18	4.000%	EUR	1,300,000	2,019,086
07/15/20	3.500%	EUR	600,000	925,849
Total				2,944,935

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
New Zealand 0.9%
New Zealand Government Bond Senior Unsecured 12/15/17	6.000%	NZD	500,000	446,370
05/15/21	6.000%	NZD	150,000	136,544
Total				582,914
Norway 5.3%
Eksportfinans ASA 03/20/14	1.600%	JPY	65,000,000	657,824
Norway Government Bond 05/19/17	4.250%	NOK	5,240,000	948,871
05/22/19	4.500%	NOK	8,000,000	1,494,452
05/24/23	2.000%	NOK	2,150,000	336,745
Total				3,437,892
Panama 0.1%
Panama Government International Bond Senior Unsecured 01/26/36	6.700%		65,000	76,862
Peru 0.5%
Peruvian Government International Bond Senior Unsecured 07/21/25	7.350%		200,000	257,800
11/21/33	8.750%		27,000	39,366
03/14/37	6.550%		45,000	53,617
Total				350,783
Philippines 1.0%
Philippine Government International Bond Senior Unsecured 03/17/15	8.875%		105,000	115,763
01/15/21	4.950%	PHP	20,000,000	506,827
Total				622,590
Poland 4.4%
Poland Government Bond 10/25/19	5.500%	PLN	7,900,000	2,808,003
Poland Government International Bond Senior Unsecured 10/19/15	5.000%		50,000	53,750
Total				2,861,753
Romania 0.5%
Romanian Government International Bond Senior Unsecured(b) 02/07/22	6.750%		300,000	347,377

Foreign Government Obligations(a)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Russian Federation 3.4%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		200,000	235,500
03/07/22	6.510%		400,000	439,000
Russian Foreign Bond - Eurobond Senior Unsecured 03/10/18	7.850%	RUB	20,000,000	648,566
03/31/30	7.500%		101,530	120,826
Russian Foreign Bond - Eurobond(b) Senior Unsecured 03/10/18	7.850%	RUB	15,000,000	486,425
04/29/20	5.000%		100,000	108,750
03/31/30	7.500%		143,000	170,177
Total				2,209,244
South Africa 1.9%
South Africa Government Bond 01/15/20	7.250%	ZAR	11,000,000	1,099,984
South Africa Government International Bond Senior Unsecured 03/08/41	6.250%		120,000	128,400
Total				1,228,384
Sweden 2.1%
Sweden Government Bond 08/12/17	3.750%	SEK	8,000,000	1,338,674
Turkey 1.3%
Export Credit Bank of Turkey Senior Unsecured(b) 04/24/19	5.875%		200,000	209,298
Turkey Government International Bond Senior Unsecured 03/30/21	5.625%		450,000	480,375
02/05/25	7.375%		140,000	163,800
Total				853,473
United Kingdom 6.2%
Network Rail Infrastructure Finance PLC Government Guaranteed 12/09/30	4.375%	GBP	60,000	106,505
United Kingdom Gilt 03/07/19	4.500%	GBP	700,000	1,288,335
09/07/20	3.750%	GBP	450,000	802,579
09/07/21	3.750%	GBP	430,000	764,951
03/07/25	5.000%	GBP	253,000	495,209
03/07/36	4.250%	GBP	300,000	548,391
Total				4,005,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%	40,000	52,340
Venezuela 0.8%
Petroleos de Venezuela SA 11/02/17	8.500%	500,000	448,750
Venezuela Government International Bond Senior Unsecured 08/23/22	12.750%	84,000	84,630
Total			533,380
Total Foreign Government Obligations (Cost: $57,450,669)			57,982,723

Money Market Funds 4.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.093%(c)(d)	3,085,789	3,085,789
Total Money Market Funds (Cost: $3,085,789)		3,085,789
Total Investments (Cost: $61,493,265)		62,070,495
Other Assets & Liabilities, Net		2,753,738
Net Assets		64,824,233

Investments in Derivatives

Futures Contracts Outstanding at October 31, 2013

At October 31, 2013, cash totaling $73,425 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(5)	USD	(1,102,109)	December 2013	—	(3,836)
U.S. Treasury Note, 5-year	(72)	USD	(8,761,500)	December 2013	—	(154,232)
U.S. Treasury Note, 10-year	(5)	USD	(636,797)	December 2013	—	(16,029)
Total					—	(174,097)

Forward Foreign Currency Exchange Contracts Open at October 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	November 7, 2013	685,000 SGD	548,197 USD	—	(3,244)
Credit Suisse	November 8, 2013	5,000,000 CHF	5,548,774 USD	38,043	—
Standard Chartered Bank	November 8, 2013	1,260,693 USD	2,800,000 BRL	—	(12,009)
HSBC Securities (USA), Inc.	November 8, 2013	637,750 USD	20,695,000 RUB	7,012	—
Deutsche Bank	November 21, 2013	1,939,207 USD	6,150,000 MYR	—	(1,672)
HSBC Securities (USA), Inc.	December 4, 2013	2,560,000 CAD	2,449,151 USD	—	(4,225)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Forward Foreign Currency Exchange Contracts Open at October 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	December 4, 2013	500,000 GBP	806,730 USD	5,210	—
J.P. Morgan Securities, Inc.	December 4, 2013	2,000,000 PLN	658,117 USD	10,068	—
J.P. Morgan Securities, Inc.	December 4, 2013	4,073,465 USD	400,000,000 JPY	—	(4,935)
Total				60,333	(26,085)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $7,860,116 or 12.13% of net assets.

(c)  The rate shown is the seven-day current annualized yield at October 31, 2013.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	198,636	11,126,253	(8,239,100)	3,085,789	2,103	3,085,789

(e)  Principal and interest may not be guaranteed by the government.

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DKK  Danish Krone

EUR   Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Currency Legend (continued)

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

UYU  Uruguay Pesos

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	936,771	—	936,771
Inflation-Indexed Bonds	—	65,212	—	65,212
Foreign Government Obligations	—	57,982,723	—	57,982,723
Total Bonds	—	58,984,706	—	58,984,706
Mutual Funds
Money Market Funds	3,085,789	—	—	3,085,789
Total Mutual Funds	3,085,789	—	—	3,085,789
Investments in Securities	3,085,789	58,984,706	—	62,070,495
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	60,333	—	60,333
Liabilities
Forward Foreign Currency Exchange Contracts	—	(26,085)	—	(26,085)
Futures Contracts	(174,097)	—	—	(174,097)
Total	2,911,692	59,018,954	—	61,930,646

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia International Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $58,407,476)	$58,984,706
Affiliated issuers (identified cost $3,085,789)	3,085,789
Total investments (identified cost $61,493,265)	62,070,495
Foreign currency (identified cost $2,047,551)	2,009,527
Margin deposits	73,425
Unrealized appreciation on forward foreign currency exchange contracts	60,333
Receivable for:
Capital shares sold	2,047
Dividends	253
Interest	700,154
Reclaims	4,753
Variation margin	781
Prepaid expenses	627
Trustees' deferred compensation plan	10,385
Other assets	877
Total assets	64,933,657
Liabilities
Disbursements in excess of cash	1
Unrealized depreciation on forward foreign currency exchange contracts	26,085
Payable for:
Capital shares purchased	29,810
Variation margin	719
Investment management fees	1,018
Distribution and/or service fees	42
Transfer agent fees	3,394
Administration fees	143
Chief compliance officer expenses	4
Expense reimbursement due to Investment Manager	251
Other expenses	37,572
Trustees' deferred compensation plan	10,385
Total liabilities	109,424
Net assets applicable to outstanding capital stock	$64,824,233
Represented by
Paid-in capital	$64,593,790
Undistributed net investment income	8,133
Accumulated net realized loss	(182,607)
Unrealized appreciation (depreciation) on:
Investments	577,230
Foreign currency translations	(32,464)
Forward foreign currency exchange contracts	34,248
Futures contracts	(174,097)
Total — representing net assets applicable to outstanding capital stock	$64,824,233

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia International Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$1,673,275
Shares outstanding	150,911
Net asset value per share	$11.09
Maximum offering price per share(a)	$11.64
Class C
Net assets	$138,763
Shares outstanding	12,554
Net asset value per share	$11.05
Class I
Net assets	$50,831,654
Shares outstanding	4,582,301
Net asset value per share	$11.09
Class W
Net assets	$3,872,455
Shares outstanding	349,200
Net asset value per share	$11.09
Class Z
Net assets	$8,308,086
Shares outstanding	749,326
Net asset value per share	$11.09

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia International Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$2,103
Interest	2,174,908
Foreign taxes withheld	(12,013)
Total income	2,164,998
Expenses:
Investment management fees	378,515
Distribution and/or service fees
Class A	4,771
Class C	1,977
Class W	10,896
Transfer agent fees
Class A	4,262
Class C	427
Class W	9,677
Class Z	27,191
Administration fees	53,125
Compensation of board members	18,206
Custodian fees	16,215
Printing and postage fees	30,745
Registration fees	49,720
Professional fees	35,073
Chief compliance officer expenses	44
Other	5,304
Total expenses	646,148
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(117,641)
Expense reductions	(20)
Total net expenses	528,487
Net investment income	1,636,511
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(193,276)
Foreign currency translations	26,913
Forward foreign currency exchange contracts	(504,824)
Futures contracts	91,971
Net realized loss	(579,216)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,909,805)
Foreign currency translations	(45,554)
Forward foreign currency exchange contracts	66,039
Futures contracts	(172,635)
Net change in unrealized appreciation (depreciation)	(3,061,955)
Net realized and unrealized loss	(3,641,171)
Net decrease in net assets from operations	$(2,004,660)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia International Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012(a)(b)	Year Ended May 31, 2012
Operations
Net investment income	$1,636,511	$624,072	$1,514,138
Net realized gain (loss)	(579,216)	2,793	(436,744)
Net change in unrealized appreciation (depreciation)	(3,061,955)	3,061,256	(1,895,473)
Net increase (decrease) in net assets resulting from operations	(2,004,660)	3,688,121	(818,079)
Distributions to shareholders
Net investment income
Class A	(28,349)	(10,978)	(51,907)
Class C	(1,901)	(657)	(6,446)
Class I	(779,855)	(327,828)	(1,107,171)
Class W	(63,316)	(17,188)	—
Class Z	(235,445)	(116,180)	(435,429)
Total distributions to shareholders	(1,108,866)	(472,831)	(1,600,953)
Increase (decrease) in net assets from capital stock activity	(669,850)	3,627,509	16,897,307
Total increase (decrease) in net assets	(3,783,376)	6,842,799	14,478,275
Net assets at beginning of year	68,607,609	61,764,810	47,286,535
Net assets at end of year	$64,824,233	$68,607,609	$61,764,810
Undistributed net investment income	$8,133	$239,434	$103,482

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia International Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013		Year Ended October 31, 2012(a)(b)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	82,970	942,084	45,328	520,168	142,437	1,631,986
Distributions reinvested	2,353	26,994	902	10,366	4,271	47,730
Redemptions	(112,934)	(1,277,338)	(39,733)	(444,736)	(83,747)	(948,460)
Net increase (decrease)	(27,611)	(308,260)	6,497	85,798	62,961	731,256
Class C shares
Subscriptions	3,966	45,469	4	39	4,948	56,340
Distributions reinvested	138	1,594	51	588	488	5,442
Redemptions	(11,363)	(126,077)	(1,982)	(22,043)	(20,105)	(225,327)
Net decrease	(7,259)	(79,014)	(1,927)	(21,416)	(14,669)	(163,545)
Class I shares
Subscriptions	756,398	8,441,218	79,775	910,924	1,943,469	22,284,538
Distributions reinvested	68,323	779,812	28,563	327,809	98,887	1,107,102
Redemptions	(204,106)	(2,331,847)	(154,195)	(1,756,417)	(635,599)	(7,329,871)
Net increase (decrease)	620,615	6,889,183	(45,857)	(517,684)	1,406,757	16,061,769
Class W shares
Subscriptions	128,934	1,454,318	393,364	4,507,037	—	—
Distributions reinvested	5,518	63,280	1,483	17,173	—	—
Redemptions	(165,754)	(1,851,195)	(14,345)	(166,490)	—	—
Net increase (decrease)	(31,302)	(333,597)	380,502	4,357,720	—	—
Class Z shares
Subscriptions	43,084	492,663	132,311	1,476,140	322,962	3,720,761
Distributions reinvested	456	5,230	593	6,817	1,351	15,120
Redemptions	(659,599)	(7,336,055)	(152,222)	(1,759,866)	(309,422)	(3,468,054)
Net increase (decrease)	(616,059)	(6,838,162)	(19,318)	(276,909)	14,891	267,827
Total net increase (decrease)	(61,616)	(669,850)	319,897	3,627,509	1,469,940	16,897,307

(a) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to October 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia International Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,				Year Ended May 31,
Class A	2013		2012(a)		2012	2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$11.62		$11.06		$11.50	$10.28		$10.39		$10.00
Income from investment operations:
Net investment income	0.24		0.10		0.26	0.21		0.19		0.07
Net realized and unrealized gain (loss)	(0.61)		0.53		(0.42)	1.39		(0.07)		0.36
Total from investment operations	(0.37)		0.63		(0.16)	1.60		0.12		0.43
Less distributions to shareholders:
Net investment income	(0.16)		(0.07)		(0.28)	(0.36)		(0.22)		(0.04)
Net realized gains	—		—		—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.16)		(0.07)		(0.28)	(0.38)		(0.23)		(0.04)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$11.09		$11.62		$11.06	$11.50		$10.28		$10.39
Total return	(3.22%)		5.70%		(1.40%)	15.86%		1.07%		4.35%
Ratios to average net assets(d)
Total gross expenses	1.36%		1.57	%(e)	1.36%	2.09%		2.12%		4.87	%(e)
Total net expenses(f)	1.09	%(g)	1.10	%(e)	1.10%	1.07	%(g)	1.05	%(g)	1.05	%(e)(g)
Net investment income	2.17%		1.99	%(e)	2.29%	1.90%		1.78%		1.41	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,673		$2,074		$1,903	$1,254		$990		$131
Portfolio turnover	16%		5%		20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class C	2013		2012(a)		2012	2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$11.61		$11.05		$11.49	$10.27		$10.39		$10.00
Income from investment operations:
Net investment income	0.16		0.06		0.18	0.12		0.11		0.03
Net realized and unrealized gain (loss)	(0.62)		0.53		(0.42)	1.40		(0.08)		0.37
Total from investment operations	(0.46)		0.59		(0.24)	1.52		0.03		0.40
Less distributions to shareholders:
Net investment income	(0.10)		(0.03)		(0.20)	(0.28)		(0.14)		(0.01)
Net realized gains	—		—		—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.10)		(0.03)		(0.20)	(0.30)		(0.15)		(0.01)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$11.05		$11.61		$11.05	$11.49		$10.27		$10.39
Total return	(4.01%)		5.37%		(2.10%)	15.01%		0.21%		3.97%
Ratios to average net assets(d)
Total gross expenses	2.11%		2.30	%(e)	2.10%	2.85%		2.87%		5.62	%(e)
Total net expenses(f)	1.84	%(g)	1.85	%(e)	1.85%	1.83	%(g)	1.80	%(g)	1.80	%(e)(g)
Net investment income	1.41%		1.23	%(e)	1.58%	1.10%		1.06%		0.59	%(e)
Supplemental data
Net assets, end of period (in thousands)	$139		$230		$240	$418		$355		$32
Portfolio turnover	16%		5%		20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,			Year Ended May 31,
Class I	2013	2012(a)		2012	2011(b)
Per share data
Net asset value, beginning of period	$11.62	$11.06		$11.48	$11.34
Income from investment operations:
Net investment income	0.28	0.11		0.29	0.23
Net realized and unrealized gain (loss)	(0.62)	0.53		(0.40)	0.25
Total from investment operations	(0.34)	0.64		(0.11)	0.48
Less distributions to shareholders:
Net investment income	(0.19)	(0.08)		(0.31)	(0.32)
Net realized gains	—	—		—	(0.02)
Total distributions to shareholders	(0.19)	(0.08)		(0.31)	(0.34)
Net asset value, end of period	$11.09	$11.62		$11.06	$11.48
Total return	(2.94%)	5.82%		(0.95%)	4.44%
Ratios to average net assets(c)
Total gross expenses	0.88%	1.13	%(d)	0.97%	1.33	%(d)
Total net expenses(e)	0.74%	0.79	%(d)	0.81%	0.84	%(d)(f)
Net investment income	2.52%	2.29	%(d)	2.59%	2.96	%(d)
Supplemental data
Net assets, end of period (in thousands)	$50,832	$46,022		$44,311	$29,870
Portfolio turnover	16%	5%		20%	31%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2013		2012(a)
Per share data
Net asset value, beginning of period	$11.62		$11.21
Income from investment operations:
Net investment income	0.24		0.09
Net realized and unrealized gain (loss)	(0.61)		0.39
Total from investment operations	(0.37)		0.48
Less distributions to shareholders:
Net investment income	(0.16)		(0.07)
Total distributions to shareholders	(0.16)		(0.07)
Net asset value, end of period	$11.09		$11.62
Total return	(3.22%)		4.27%
Ratios to average net assets(b)
Total gross expenses	1.36%		1.63	%(c)
Total net expenses(d)	1.09	%(e)	1.10	%(c)
Net investment income	2.17%		2.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,872		$4,421
Portfolio turnover	16%		5%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to October 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class Z	2013		2012(a)		2012	2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$11.62		$11.06		$11.49	$10.28		$10.39		$10.00
Income from investment operations:
Net investment income	0.27		0.11		0.29	0.23		0.21		0.07
Net realized and unrealized gain (loss)	(0.62)		0.53		(0.41)	1.39		(0.06)		0.38
Total from investment operations	(0.35)		0.64		(0.12)	1.62		0.15		0.45
Less distributions to shareholders:
Net investment income	(0.18)		(0.08)		(0.31)	(0.39)		(0.25)		(0.06)
Net realized gains	—		—		—	(0.02)		(0.01)		—
Total distributions to shareholders	(0.18)		(0.08)		(0.31)	(0.41)		(0.26)		(0.06)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$11.09		$11.62		$11.06	$11.49		$10.28		$10.39
Total return	(3.01%)		5.81%		(1.06%)	16.05%		1.31%		4.48%
Ratios to average net assets(d)
Total gross expenses	1.12%		1.30	%(e)	1.10%	1.85%		1.87%		4.62	%(e)
Total net expenses(f)	0.84	%(g)	0.85	%(e)	0.85%	0.83	%(g)	0.80	%(g)	0.80	%(e)(g)
Net investment income	2.40%		2.23	%(e)	2.56%	2.11%		1.98%		1.50	%(e)
Supplemental data
Net assets, end of period (in thousands)	$8,308		$15,860		$15,311	$15,745		$14,562		$8,790
Portfolio turnover	16%		5%		20%	31%		30%		4%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from December 1, 2008 (commencement of operations) to May 31, 2009.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia International Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia International Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and

Annual Report 2013
24

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2013
25

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	60,333

Annual Report 2013
26

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	26,085
Interest rate risk	Net assets — unrealized depreciation on futures contracts	174,097	*
Total		200,182

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended October 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(504,824)	—	(504,824)
Interest rate risk	—	91,971	91,971
Total	(504,824)	91,971	(412,853)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	66,039	—	66,039
Interest rate risk	—	(172,635)	(172,635)
Total	66,039	(172,635)	(106,596)

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	102
Futures contracts	191

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2013
27

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.47% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.57% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for

Annual Report 2013
28

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class C	0.22
Class W	0.22
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $20.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,725 for Class A shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 28, 2014
Class A	1.09%
Class C	1.84
Class I	0.74
Class W	1.09
Class Z	0.84

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal

Annual Report 2013
29

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

and/or interest of fixed income securities, Trustees' deferred compensation, foreign currency transactions, distributions in excess and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(758,946)
Accumulated net realized loss	871,935
Paid-in capital	(112,989)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Ordinary income	$1,108,866	$472,830
Total	$1,108,866	$472,830

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$634,916

At October 31, 2013, the cost of investments for federal income tax purposes was $61,435,579 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,135,266
Unrealized depreciation	(1,500,350)
Net unrealized appreciation	$634,916

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$298,587
Unlimited long-term	58,115
Total	$356,702

For the year ended October 31, 2013, $120,086 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $10,186,222 and $14,133,488, respectively, for the year ended October 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 12.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 81.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

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30

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

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Columbia International Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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33

Columbia International Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
34

Columbia International Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
35

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia International Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
36

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 38th and 58th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Annual Report 2013
37

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
38

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
39

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Annual Report 2013
40

Columbia International Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia International Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN169_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia New York Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia New York Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia New York Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia New York Intermediate Municipal Bond Fund (the Fund) Class A shares returned -1.49% excluding sales charges for the 12-month period that ended October 31, 2013. The Fund's Class Z shares returned -1.32% for the same time period.

>  By comparison, the Barclays New York 3-15 Year Blend Municipal Bond Index and the Barclays 3-15 Year Blend Municipal Bond Index returned -0.41% and -0.53%, respectively, for the 12-month period.

>  The Fund's exposure to issues backed by special non-property taxes and toll facilities-related credits detracted from performance relative to its benchmarks.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		-1.49	4.97	3.42
Including sales charges		-4.68	4.28	2.92
Class B	11/25/02
Excluding sales charges		-2.23	4.19	2.65
Including sales charges		-5.09	4.19	2.65
Class C	11/25/02
Excluding sales charges		-1.88	4.55	3.01
Including sales charges		-2.84	4.55	3.01
Class R4*	03/19/13	-1.25	5.23	3.68
Class T	12/31/91
Excluding sales charges		-1.47	5.06	3.52
Including sales charges		-6.18	4.04	3.02
Class Z	12/31/91	-1.32	5.21	3.68
Barclays New York 3-15 Year Blend Municipal Bond Index		-0.41	5.72	4.42
Barclays 3-15 Year Blend Municipal Bond Index		-0.53	5.88	4.47

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays New York 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks investment grade bonds from the state of New York and its municipalities.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia New York Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2013
3

Columbia New York Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -1.49% excluding sales charges. The Fund's Class Z shares returned -1.32% for the same time period. By comparison, the Barclays New York 3-15 Year Blend Municipal Bond Index (Barclays NY Index) returned -0.41% and the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned -0.53% for the 12-month period. The Fund's exposure to issues backed by special non-property taxes and toll facilities-related credits detracted from performance relative to its benchmarks, while exposure to shorter-maturity state appropriated and pre-refunded bonds aided results.

Second Half Rate Rise Pressures Municipal Market

The first half of the Fund's fiscal year was relatively uneventful, with interest rates range bound from November 2012 through April 2013. However, the Federal Reserve's (the Fed's) May announcement that it might begin to taper its monthly securities purchase program, known popularly as QE3 (the QE for "quantitative easing"), drove a sharp sell-off in the municipal market from May through mid-September. During this period, 10-year AAA municipal yields rose to close to 3.00%, matching the yield on the 10-year Treasury. New issue supply was down versus 2012, as higher rates made refinancing less viable. In addition, two major credit events clouded the outlook for municipal bonds: the city of Detroit filed for bankruptcy and Puerto Rico fell sharply on negative economic news. Puerto Rico bonds are widely held in many mutual funds because they are triple tax-free.

Within the Barclays NY Index, returns were slightly positive on one, three and five-year municipal bonds. The worst returns were generated by bonds in the 12-17 year range. A rated bonds posted slightly better returns than higher quality AA and AAA rated bonds, due to the additional yield they generated. BBB rated bonds were the worst performers, dragged down by Puerto Rico exposure.

Duration Positioning Hampers Fund Results

Early in the period, we kept the Fund's duration (sensitivity to interest rates) moderately long relative to the Barclays NY Index, because we did not expect interest rates to rise significantly. However, after the Fed's announced plan to wind down its monthly asset purchases, which sent interest rates sharply higher and spurred outflows from municipal bond funds, we sold bonds purchased at lower yields and sub-5% coupon bonds, which we expected to remain out of favor. We also reduced the portfolio's duration to protect against a protracted rise in interest rates. As a result of these actions, we realized losses to offset gains from previous activity. This allowed us to manage the gain/loss position of the Fund and not distribute taxable capital gains. Selling bonds purchased in lower interest rate environments also improved the distribution yield of the Fund. The Fund currently has a yield above that of the Barclays NY Index, which was achieved by overweighting higher yielding A and BBB rated issues.

Contributors and Detractors

The Fund had more exposure than the Barclays NY Index to shorter maturity state-appropriated and pre-refunded bonds, which made positive contributions to performance in a period in which most areas of the market generated negative results. Pre-refunding bonds are issued to fund another callable bond, taking the proceeds from the lower yielding bond and investing it in Treasuries until the

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2013)
AAA rating	4.6
AA rating	37.7
A rating	41.5
BBB rating	14.2
Non-investment grade	0.9
Not rated	1.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
4

Columbia New York Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

scheduled call date of the original bond occurs. Pre-refunding typically occurs when the issuer can issue a new bond at a lower rate. The Fund's exposure to special non-property and local general obligations-related credits detracted from performance, driven mainly by the timing of purchases and sales and were not driven by credit deterioration.

Slow Recovery for New York in Aftermath of Hurricane Sandy

Deep manufacturing cuts and a slower pace of rebuilding in the aftermath of Hurricane Sandy have resulted in a slower pace of growth for New York's economy since the first quarter of 2013. Employment is currently expanding at a pace that is slower than the national average — and has probably hit a peak. However, New York's unemployment rate is currently only slightly higher than the national rate, because the state rebounded from recession before its neighboring states. At present, we believe wage and output growth will likely be higher than the national average because the state has a highly educated and productive workforce. Yet, job growth may continue to lag the national average over the longer term, held back by the slow pace of population growth, even if the economy gets a boost from an expanding housing market.

Looking Ahead

We currently intend to continue seeking opportunities to add higher-yielding A and BBB rated issues when we can do so with issues that are attractively valued and offer sound fundamentals. We plan to maintain the Fund's neutral duration relative to the Barclays NY Index until there is more clarity around the Fed's intentions and the arrival of a new Fed chairman at the beginning of 2014. Purchases are currently targeted in the eight- to 12-year maturity range, where we see value because we believe the vast majority of yield available in the intermediate space can be captured in this maturity range.

Annual Report 2013
5

Columbia New York Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.40	1,021.42	3.73	3.82	0.75
Class B	1,000.00	1,000.00	969.80	1,017.64	7.45	7.63	1.50
Class C	1,000.00	1,000.00	972.30	1,019.41	5.72	5.85	1.15
Class R4	1,000.00	1,000.00	975.40	1,022.68	2.49	2.55	0.50
Class T	1,000.00	1,000.00	973.90	1,021.93	3.23	3.31	0.65
Class Z	1,000.00	1,000.00	974.60	1,022.68	2.49	2.55	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 2.3%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon, Inc. Series 2009A 01/01/18	5.000%	3,500,000	3,955,105
Oneida-Herkimer Solid Waste Management Authority Revenue Bonds Series 2011 04/01/19	5.000%	830,000	945,345
04/01/20	5.000%	870,000	988,251
Total			5,888,701
Higher Education 10.9%
Dutchess County Local Development Corp. Refunding Revenue Bonds Marist College Project Series 2012A 07/01/20	5.000%	1,055,000	1,230,109
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/24	5.000%	600,000	674,310
09/01/25	5.000%	300,000	332,082
New York State Dormitory Authority Revenue Bonds Barnard College Series 2007A (NPFGC) 07/01/18	5.000%	1,745,000	1,972,792
Cornell University Series 2006A 07/01/21	5.000%	2,350,000	2,604,505
Series 2009A 07/01/25	5.000%	1,000,000	1,154,910
Culinary Institute of America Series 2012 07/01/28	5.000%	500,000	516,295
Mount Sinai School of Medicine Series 2009 07/01/27	5.500%	4,000,000	4,322,360
Series 2010A 07/01/21	5.000%	1,000,000	1,139,790
New York University Series 1998A (NPFGC) 07/01/17	6.000%	2,475,000	2,943,121
07/01/20	5.750%	2,000,000	2,457,480
Series 2001-1 (AMBAC) 07/01/15	5.500%	1,205,000	1,303,810
Rochester Institute of Technology Series 2010 07/01/21	5.000%	1,000,000	1,142,410
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John's University Series 2012A 07/01/27	5.000%	470,000	505,899
Teachers College Series 2009 03/01/24	5.000%	1,000,000	1,089,800
Oneida County Industrial Development Agency(a) Revenue Bonds Hamilton College Project Series 2007A (NPFGC) 07/01/18	0.000%	1,000,000	911,520
07/01/20	0.000%	1,000,000	813,730
St. Lawrence County Industrial Development Agency Revenue Bonds St. Lawrence University Series 2009A 10/01/16	5.000%	3,000,000	3,329,640
Total			28,444,563
Hospital 11.7%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/22	5.750%	500,000	556,965
11/15/27	5.250%	1,000,000	1,048,930
Series 2008E 11/15/22	5.250%	500,000	543,060
County of Saratoga Revenue Bonds Saratoga Hospital Project Series 2013-A 12/01/24	5.000%	1,085,000	1,211,001
12/01/25	5.000%	1,115,000	1,229,288
12/01/27	5.000%	1,225,000	1,314,388
Monroe County Industrial Development Agency Refunding Revenue Bonds Highland Hospital of Rochester Series 2005 08/01/22	5.000%	700,000	735,329
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	1,840,000	2,113,056
07/01/20	5.000%	2,815,000	3,229,734
New York State Dormitory Authority Revenue Bonds Long Island Jewish Obligated Group Series 2006A 11/01/19	5.000%	1,000,000	1,081,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Memorial Sloan-Kettering Cancer Center Series 2012 07/01/27	5.000%	500,000	548,755
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	1,725,000	1,852,132
Series 2011A 07/01/31	5.000%	2,000,000	2,038,120
New York Methodist Hospital Series 2004 07/01/24	5.250%	1,000,000	1,011,450
New York University Hospital Center Series 2006A 07/01/20	5.000%	3,000,000	3,253,590
Series 2011A 07/01/23	5.125%	1,000,000	1,103,650
North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,000,000	4,166,480
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,350,000	1,358,384
United Health Services Hospitals Series 2009 (FHA) 08/01/18	4.500%	1,000,000	1,082,040
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/22	5.000%	500,000	526,845
12/01/27	5.125%	500,000	512,860
Total			30,517,717
Investor Owned 1.1%
New York State Energy Research & Development Authority Revenue Bonds Rochester Gas & Electric Corp. Series 2004A (NPFGC)(b) 05/15/32	4.750%	2,650,000	2,857,654
Local Appropriation 1.1%
New York State Dormitory Authority Revenue Bonds Municipal Health Facilities Subordinated Series 2001-2 01/15/21	5.000%	2,500,000	2,809,900
Local General Obligation 13.7%
City of New York Unlimited General Obligation Bonds Series 2005G 08/01/16	5.250%	500,000	564,805
Series 2007C 01/01/15	5.000%	4,000,000	4,221,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007D-1 12/01/21	5.000%	2,000,000	2,283,900
Subordinated Series 2008I-1 02/01/23	5.000%	2,000,000	2,249,680
Unlimited General Obligation Refunding Bonds Series 2007D 02/01/24	5.000%	2,000,000	2,232,020
City of Utica Refunding Limited General Obligation Bonds Public Improvement Series 2013 04/01/18	4.000%	1,515,000	1,626,216
04/01/19	4.000%	1,575,000	1,683,911
City of Yonkers Refunding Limited General Obligation Bonds Series 2012-A 07/01/18	4.000%	2,000,000	2,178,320
Unrefunded Unlimited General Obligation Bonds Series 2005B (NPFGC) 08/01/21	5.000%	1,825,000	1,885,864
08/01/22	5.000%	1,920,000	1,978,099
County of Albany Unlimited General Obligation Bonds Series 2006 (XLCA) 09/15/20	4.125%	1,000,000	1,069,360
County of Erie Limited General Obligation Bonds Public Improvement Series 2012A 04/01/24	5.000%	640,000	721,133
04/01/25	5.000%	500,000	557,060
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/16	6.000%	1,210,000	1,335,308
County of Nassau Unlimited General Obligation Improvement Bonds Series 2010A 04/01/18	4.000%	1,340,000	1,487,226
County of Suffolk Limited General Obligation Refunding Bonds Series 2012A 04/01/20	5.000%	1,680,000	1,907,925
Newark Central School District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	5.000%	2,100,000	2,419,095
Ramapo Local Development Corp. Refunding Revenue Bonds Guaranteed Series 2013 03/15/28	5.000%	2,180,000	2,306,941

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sachem Central School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC) 10/15/24	4.250%	1,000,000	1,034,380
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/23	5.000%	565,000	657,711
Three Village Central School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/01/18	5.000%	1,000,000	1,174,440
Total			35,575,074
Multi-Family 1.5%
New York State Dormitory Authority Revenue Bonds Residential Institution for Children Series 2008-A1 06/01/33	5.000%	1,700,000	1,762,560
Tompkins County Development Corp. Revenue Bonds Tompkins Cortland Community College Series 2013 07/01/17	5.000%	1,005,000	1,095,450
07/01/18	5.000%	1,045,000	1,149,719
Total			4,007,729
Municipal Power 2.6%
Long Island Power Authority Revenue Bonds General Series 2011A 05/01/21	5.000%	1,000,000	1,124,200
Series 2009A 04/01/21	5.250%	1,000,000	1,113,640
04/01/22	5.500%	3,000,000	3,371,820
Series 2012B 09/01/26	5.000%	1,000,000	1,075,020
Total			6,684,680
Nursing Home 1.6%
Rensselaer Municipal Leasing Corp. Revenue Bonds Rensselaer County Nursing Home Series 2009A 06/01/19	5.000%	4,000,000	4,063,040
Other Bond Issue 1.4%
New York City Industrial Development Agency Revenue Bonds United Jewish Appeal Federal Project Series 2004A 07/01/27	5.000%	625,000	638,812

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Liberty Development Corp. Refunding Revenue Bonds 4 World Trade Center Project Series 2011 11/15/31	5.000%	2,350,000	2,430,088
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	465,000	477,695
Total			3,546,595
Pool/Bond Bank 6.6%
New York Municipal Bond Bank Agency Revenue Bonds Subordinated Series 2009C-1 02/15/18	5.000%	3,000,000	3,444,990
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2008A (AGM) 10/01/23	5.000%	3,000,000	3,412,020
Series 2009C (AGM) 10/01/22	5.000%	3,000,000	3,391,980
Series 2012B 10/01/26	5.000%	3,000,000	3,314,220
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-Municipal Water Series 2008B 06/15/21	5.000%	3,000,000	3,460,770
Total			17,023,980
Ports 2.0%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 135th Series 2004 (XLCA) 09/15/28	5.000%	1,500,000	1,533,090
Consolidated 161st Series 2009 10/15/31	5.000%	3,390,000	3,689,168
Total			5,222,258
Prep School 0.4%
Build NYC Resource Corp. Revenue Bonds International Leadership Charter School Series 2013 07/01/23	5.000%	1,000,000	948,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Recreation 3.5%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	510,625
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/19	5.000%	850,000	873,469
Pilot-Yankee Stadium Series 2006 (NPFGC) 03/01/15	5.000%	1,150,000	1,207,960
YMCA of Greater New York Project Series 2006 08/01/26	5.000%	1,000,000	1,026,480
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/26	5.000%	4,850,000	5,434,473
Total			9,053,007
Refunded/Escrowed 8.9%
City of New York Prerefunded 12/01/14 Unlimited General Obligation Bonds Series 2004-G 12/01/19	5.000%	1,145,000	1,204,551
City of Yonkers Prerefunded Unlimited General Obligation Bonds Series 2005B (NPFGC) 08/01/21	5.000%	600,000	649,068
08/01/22	5.000%	625,000	676,113
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a) 09/01/20	0.000%	2,210,000	1,904,755
Metropolitan Transportation Authority Prerefunded 10/01/15 Revenue Bonds Series 1998A (FGIC) 04/01/23	5.000%	2,000,000	2,178,700
Nassau County Interim Finance Authority Prerefunded 11/15/14 Revenue Bonds Sales Tax Secured Series 2004H (AMBAC) 11/15/15	5.250%	2,500,000	2,631,300

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Prerefunded 08/15/14 Revenue Bonds Presbyterian Hospital Series 2007 (AGM) 08/15/23	5.250%	250,000	259,998
New York State Dormitory Authority(a) Revenue Bonds Capital Appreciation-Memorial Sloan-Kettering Cancer Center Series 2003-1 Escrowed to Maturity (NPFGC) 07/01/25	0.000%	3,750,000	2,614,725
Onondaga County Water Authority Revenue Bonds General Series 2005A (AMBAC) 09/15/22	5.000%	895,000	972,605
09/15/23	5.000%	940,000	1,021,507
Puerto Rico Highways & Transportation Authority Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(c) 07/01/22	5.250%	355,000	437,335
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	2,000,000	2,489,140
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/17	5.500%	1,450,000	1,569,799
Series 2006A 11/15/19	5.000%	2,000,000	2,267,040
Series 2008A 11/15/21	5.000%	2,000,000	2,355,980
Total			23,232,616
Retirement Communities 0.7%
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/26	5.000%	740,000	774,861
07/01/27	5.000%	700,000	723,660
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	335,000	341,724
Total			1,840,245

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 9.0%
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC) 11/15/18	5.250%	800,000	952,472
New York City Transitional Finance Authority Building Aid Revenue Bonds Series 2007S-2 (NPFGC) 01/15/21	5.000%	4,300,000	4,786,545
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Series 2009A-1 05/01/27	5.000%	5,000,000	5,605,900
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/26	5.500%	1,000,000	1,233,420
New York State Housing Finance Agency Revenue Bonds Series 2008A 09/15/19	5.000%	1,400,000	1,594,712
New York State Thruway Authority Prerefunded 04/01/15 Revenue Bonds Series 2005A (NPFGC) 04/01/22	5.000%	500,000	533,345
Revenue Bonds Series 2008A 04/01/21	5.000%	1,000,000	1,145,530
Transportation Series 2007A 03/15/22	5.000%	1,000,000	1,140,830
Puerto Rico Infrastructure Financing Authority Refunding Revenue Bonds Series 2005C (FGIC)(c) 07/01/22	5.500%	2,250,000	1,737,270
Virgin Islands Public Finance Authority(c) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	1,857,676
Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A 10/01/25	5.000%	2,755,000	2,895,312
Total			23,483,012

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 8.4%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2008A (AGM) 05/01/18	5.000%	1,000,000	1,162,370
Series 2011A 05/01/30	5.250%	1,440,000	1,545,034
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,000,000	3,386,190
Revenue Bonds Schools Program Series 2000 07/01/20	6.250%	1,385,000	1,391,939
Series 2009 02/15/18	5.500%	1,000,000	1,180,950
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/21	5.500%	1,000,000	1,209,550
Series 1993A 05/15/15	5.250%	2,000,000	2,081,740
05/15/19	5.500%	2,500,000	2,898,225
Series 2000C (AGM) 05/15/17	5.750%	1,250,000	1,458,562
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/26	5.000%	3,125,000	3,404,656
Series 2008C 01/01/22	5.000%	2,000,000	2,243,980
Total			21,963,196
Transportation 5.9%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/24	5.250%	750,000	877,755
Series 2006 (CIFG/TCRS) 11/15/22	5.000%	2,280,000	2,539,008
Series 2006B 11/15/16	5.000%	1,500,000	1,691,850
Series 2007B 11/15/22	5.000%	1,500,000	1,687,425
Series 2008C 11/15/23	6.250%	3,570,000	4,223,881
Series 2010D 11/15/28	5.250%	3,000,000	3,247,140

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transportation Authority(b) Revenue Bonds Mandatory Tender Series 2008B 11/15/30	5.000%	1,000,000	1,046,890
Total			15,313,949
Turnpike/Bridge/Toll Road 3.5%
New York State Thruway Authority Revenue Bonds General Revenue Series 2012I 01/01/23	5.000%	3,000,000	3,492,990
Niagara Falls Bridge Commission Revenue Bonds Bridge System Series 1993A (AGM) 10/01/19	4.000%	2,000,000	2,165,080
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Purpose Series 2011A 01/01/25	5.000%	3,000,000	3,422,280
Total			9,080,350
Water & Sewer 0.9%
Rensselaer County Water Service & Sewer Authority Revenue Bonds Sewer Service Series 2008 09/01/28	5.100%	1,155,000	1,223,168

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water Service Series 2008 09/01/28	5.100%	1,060,000	1,109,301
Total			2,332,469
Total Municipal Bonds (Cost: $238,377,261)			253,889,185
Money Market Funds 1.3%
		Shares	Value ($)
Dreyfus New York AMT-Free Municipal Money Market Fund, 0.000%(d)		1,533,838	1,533,838
JPMorgan Tax-Free Money Market Fund, 0.010%(d)		1,933,404	1,933,404
Total Money Market Funds (Cost: $3,467,242)			3,467,242
Total Investments (Cost: $241,844,503)			257,356,427
Other Assets & Liabilities, Net			2,730,902
Net Assets			260,087,329

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $6,927,593 or 2.66% of net assets.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia New York Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	253,889,185	—	253,889,185
Total Bonds	—	253,889,185	—	253,889,185
Mutual Funds
Money Market Funds	3,467,242	—	—	3,467,242
Total Mutual Funds	3,467,242	—	—	3,467,242
Total	3,467,242	253,889,185	—	257,356,427

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia New York Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value
(identified cost $241,844,503)	$257,356,427
Receivable for:
Capital shares sold	307,443
Interest	3,419,151
Expense reimbursement due from Investment Manager	1,068
Prepaid expenses	2,821
Trustees' deferred compensation plan	31,837
Other assets	3,298
Total assets	261,122,045
Liabilities
Payable for:
Capital shares purchased	169,382
Dividend distributions to shareholders	747,867
Investment management fees	2,850
Distribution and/or service fees	490
Transfer agent fees	48,227
Administration fees	497
Chief compliance officer expenses	22
Other expenses	33,544
Trustees' deferred compensation plan	31,837
Total liabilities	1,034,716
Net assets applicable to outstanding capital stock	$260,087,329
Represented by
Paid-in capital	$246,202,929
Undistributed net investment income	200,086
Accumulated net realized loss	(1,827,610)
Unrealized appreciation (depreciation) on:
Investments	15,511,924
Total — representing net assets applicable to outstanding capital stock	$260,087,329

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia New York Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$18,083,573
Shares outstanding	1,507,363
Net asset value per share	$12.00
Maximum offering price per share(a)	$12.40
Class B
Net assets	$119,090
Shares outstanding	9,927
Net asset value per share	$12.00
Class C
Net assets	$18,497,927
Shares outstanding	1,542,050
Net asset value per share	$12.00
Class R4
Net assets	$44,290
Shares outstanding	3,695
Net asset value per share	$11.99
Class T
Net assets	$8,318,581
Shares outstanding	693,538
Net asset value per share	$11.99
Maximum offering price per share(a)	$12.59
Class Z
Net assets	$215,023,868
Shares outstanding	17,927,082
Net asset value per share	$11.99

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia New York Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends	$209
Interest	11,485,498
Total income	11,485,707
Expenses:
Investment management fees	1,233,273
Distribution and/or service fees
Class A	56,141
Class B	1,488
Class C	215,466
Class T	13,346
Transfer agent fees
Class A	42,321
Class B	280
Class C	40,580
Class R4(a)	28
Class T	16,756
Class Z	480,720
Administration fees	212,901
Compensation of board members	24,438
Custodian fees	3,683
Printing and postage fees	18,059
Registration fees	38,040
Professional fees	32,476
Chief compliance officer expenses	205
Other	10,445
Total expenses	2,440,646
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(611,524)
Fees waived by Distributor — Class C	(75,465)
Expense reductions	(220)
Total net expenses	1,753,437
Net investment income	9,732,270
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(880,694)
Net realized loss	(880,694)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,472,817)
Net change in unrealized appreciation (depreciation)	(13,472,817)
Net realized and unrealized loss	(14,353,511)
Net decrease in net assets from operations	$(4,621,241)

(a) For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia New York Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)	Year Ended October 31, 2012
Operations
Net investment income	$9,732,270	$10,268,269
Net realized gain (loss)	(880,694)	70,301
Net change in unrealized appreciation (depreciation)	(13,472,817)	11,283,666
Net increase (decrease) in net assets resulting from operations	(4,621,241)	21,622,236
Distributions to shareholders
Net investment income
Class A	(667,992)	(585,150)
Class B	(3,285)	(7,898)
Class C	(554,310)	(497,459)
Class R4	(516)	—
Class T	(273,862)	(293,105)
Class Z	(8,216,843)	(8,868,243)
Total distributions to shareholders	(9,716,808)	(10,251,855)
Increase (decrease) in net assets from capital stock activity	(63,809,691)	28,432,895
Total increase (decrease) in net assets	(78,147,740)	39,803,276
Net assets at beginning of year	338,235,069	298,431,793
Net assets at end of year	$260,087,329	$338,235,069
Undistributed net investment income	$200,086	$184,624

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia New York Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	692,122	8,554,836	819,600	10,165,989
Distributions reinvested	50,672	621,116	41,739	519,633
Redemptions	(969,546)	(11,777,896)	(402,168)	(4,999,941)
Net increase (decrease)	(226,752)	(2,601,944)	459,171	5,685,681
Class B shares
Subscriptions	64	779	6,839	83,458
Distributions reinvested	197	2,426	399	4,955
Redemptions(b)	(9,526)	(119,165)	(26,003)	(321,964)
Net decrease	(9,265)	(115,960)	(18,765)	(233,551)
Class C shares
Subscriptions	357,122	4,399,629	831,018	10,306,930
Distributions reinvested	23,476	287,866	21,313	265,287
Redemptions	(671,942)	(8,177,831)	(205,083)	(2,545,613)
Net increase (decrease)	(291,344)	(3,490,336)	647,248	8,026,604
Class R4 shares
Subscriptions	4,311	51,883	—	—
Distributions reinvested	38	458	—	—
Redemptions	(654)	(7,787)	—	—
Net increase	3,695	44,554	—	—
Class T shares
Subscriptions	4,793	59,442	11,199	139,650
Distributions reinvested	14,120	172,955	14,628	181,968
Redemptions	(87,992)	(1,080,988)	(41,612)	(517,853)
Net decrease	(69,079)	(848,591)	(15,785)	(196,235)
Class Z shares
Subscriptions	2,524,419	31,200,266	4,241,040	52,669,245
Distributions reinvested	99,309	1,218,622	95,680	1,190,800
Redemptions	(7,301,211)	(89,216,302)	(3,114,369)	(38,709,649)
Net increase (decrease)	(4,677,483)	(56,797,414)	1,222,351	15,150,396
Total net increase (decrease)	(5,270,228)	(63,809,691)	2,294,220	28,432,895

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.55		$12.10		$12.14		$11.76		$11.03
Income from investment operations:
Net investment income	0.37		0.37		0.39		0.38		0.39
Net realized and unrealized gain (loss)	(0.55)		0.45		(0.04)		0.38		0.73
Total from investment operations	(0.18)		0.82		0.35		0.76		1.12
Less distributions to shareholders:
Net investment income	(0.37)		(0.37)		(0.39)		(0.38)		(0.39)
Total distributions to shareholders	(0.37)		(0.37)		(0.39)		(0.38)		(0.39)
Net asset value, end of period	$12.00		$12.55		$12.10		$12.14		$11.76
Total return	(1.49%)		6.84%		2.99%		6.59%		10.30%
Ratios to average net assets(a)
Total gross expenses	0.95%		0.99%		0.98%		0.93%		0.91%
Total net expenses(b)	0.75	%(c)	0.75	%(c)	0.76	%(c)	0.80	%(c)	0.78	%(c)
Net investment income	2.98%		2.97%		3.30%		3.20%		3.39%
Supplemental data
Net assets, end of period (in thousands)	$18,084		$21,764		$15,431		$12,110		$8,452
Portfolio turnover	13%		7%		8%		10%		20%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.55		$12.10		$12.14		$11.76		$11.03
Income from investment operations:
Net investment income	0.27		0.28		0.30		0.30		0.31
Net realized and unrealized gain (loss)	(0.55)		0.44		(0.04)		0.37		0.73
Total from investment operations	(0.28)		0.72		0.26		0.67		1.04
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)		(0.30)		(0.29)		(0.31)
Total distributions to shareholders	(0.27)		(0.27)		(0.30)		(0.29)		(0.31)
Net asset value, end of period	$12.00		$12.55		$12.10		$12.14		$11.76
Total return	(2.23%)		6.02%		2.23%		5.80%		9.49%
Ratios to average net assets(a)
Total gross expenses	1.70%		1.74%		1.75%		1.68%		1.66%
Total net expenses(b)	1.50	%(c)	1.50	%(c)	1.52	%(c)	1.55	%(c)	1.53	%(c)
Net investment income	2.21%		2.25%		2.55%		2.47%		2.67%
Supplemental data
Net assets, end of period (in thousands)	$119		$241		$459		$1,016		$1,453
Portfolio turnover	13%		7%		8%		10%		20%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.55		$12.10		$12.14		$11.76		$11.03
Income from investment operations:
Net investment income	0.32		0.32		0.34		0.33		0.34
Net realized and unrealized gain (loss)	(0.55)		0.45		(0.04)		0.39		0.74
Total from investment operations	(0.23)		0.77		0.30		0.72		1.08
Less distributions to shareholders:
Net investment income	(0.32)		(0.32)		(0.34)		(0.34)		(0.35)
Total distributions to shareholders	(0.32)		(0.32)		(0.34)		(0.34)		(0.35)
Net asset value, end of period	$12.00		$12.55		$12.10		$12.14		$11.76
Total return	(1.88%)		6.41%		2.57%		6.16%		9.87%
Ratios to average net assets(a)
Total gross expenses	1.70%		1.74%		1.73%		1.67%		1.66%
Total net expenses(b)	1.15	%(c)	1.15	%(c)	1.16	%(c)	1.20	%(c)	1.18	%(c)
Net investment income	2.58%		2.57%		2.89%		2.77%		2.96%
Supplemental data
Net assets, end of period (in thousands)	$18,498		$23,008		$14,355		$12,224		$5,861
Portfolio turnover	13%		7%		8%		10%		20%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$12.42
Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss	(0.43)
Total from investment operations	(0.18)
Less distributions to shareholders:
Net investment income	(0.25)
Total distributions to shareholders	(0.25)
Net asset value, end of period	$11.99
Total return	(1.48%)
Ratios to average net assets(b)
Total gross expenses	0.67	%(c)
Total net expenses(d)	0.50	%(c)(e)
Net investment income	3.43	%(c)
Supplemental data
Net assets, end of period (in thousands)	$44
Portfolio turnover	13%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.55		$12.10		$12.14		$11.76		$11.03
Income from investment operations:
Net investment income	0.38		0.38		0.40		0.40		0.41
Net realized and unrealized gain (loss)	(0.56)		0.45		(0.04)		0.38		0.72
Total from investment operations	(0.18)		0.83		0.36		0.78		1.13
Less distributions to shareholders:
Net investment income	(0.38)		(0.38)		(0.40)		(0.40)		(0.40)
Total distributions to shareholders	(0.38)		(0.38)		(0.40)		(0.40)		(0.40)
Net asset value, end of period	$11.99		$12.55		$12.10		$12.14		$11.76
Total return	(1.47%)		6.95%		3.09%		6.69%		10.42%
Ratios to average net assets(a)
Total gross expenses	0.85%		0.90%		0.89%		0.83%		0.81%
Total net expenses(b)	0.65	%(c)	0.65	%(c)	0.67	%(c)	0.70	%(c)	0.68	%(c)
Net investment income	3.08%		3.08%		3.40%		3.31%		3.52%
Supplemental data
Net assets, end of period (in thousands)	$8,319		$9,570		$9,420		$10,969		$11,667
Portfolio turnover	13%		7%		8%		10%		20%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia New York Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.55		$12.10		$12.14		$11.76		$11.03
Income from investment operations:
Net investment income	0.40		0.40		0.42		0.41		0.42
Net realized and unrealized gain (loss)	(0.56)		0.45		(0.04)		0.38		0.73
Total from investment operations	(0.16)		0.85		0.38		0.79		1.15
Less distributions to shareholders:
Net investment income	(0.40)		(0.40)		(0.42)		(0.41)		(0.42)
Total distributions to shareholders	(0.40)		(0.40)		(0.42)		(0.41)		(0.42)
Net asset value, end of period	$11.99		$12.55		$12.10		$12.14		$11.76
Total return	(1.32%)		7.11%		3.24%		6.85%		10.58%
Ratios to average net assets(a)
Total gross expenses	0.70%		0.74%		0.73%		0.68%		0.66%
Total net expenses(b)	0.50	%(c)	0.50	%(c)	0.52	%(c)	0.55	%(c)	0.53	%(c)
Net investment income	3.22%		3.23%		3.55%		3.46%		3.66%
Supplemental data
Net assets, end of period (in thousands)	$215,024		$283,653		$258,766		$292,941		$293,160
Portfolio turnover	13%		7%		8%		10%		20%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia New York Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2013
26

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.40% of the Fund's average daily net assets.

Annual Report 2013
27

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19	*
Class T	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $220.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.40% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of

Annual Report 2013
28

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2013 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $28,979 for Class A, $3,750 for Class C and $28 for Class T shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 28, 2014
Class A	0.75%
Class B	1.50
Class C	1.50
Class R4	0.50
Class T	0.65
Class Z	0.50

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Tax-exempt income	$9,710,345	$10,251,838
Ordinary income	6,463	17
Total	$9,716,808	$10,251,855

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$880,363
Unrealized appreciation	15,608,444

At October 31, 2013, the cost of investments for federal income tax purposes was $241,747,983 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,768,702
Unrealized depreciation	(1,160,258)
Net unrealized appreciation	$15,608,444

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income

Annual Report 2013
29

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$946,916
Unlimited short-term	880,694
Total	$1,827,610

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $39,243,244 and $93,488,239, respectively, for the year ended October 31, 2013.

Note 6. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 71.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Annual Report 2013
30

Columbia New York Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia New York Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia New York Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

Annual Report 2013
32

Columbia New York Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.93%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
33

Columbia New York Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
34

Columbia New York Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
35

Columbia New York Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
36

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia New York Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
37

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the forty-sixth, thirty-seventh and thirty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013
38

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2013
39

Columbia New York Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
40

Columbia New York Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia New York Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN204_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia Massachusetts Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Massachusetts Intermediate Municipal Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Board Consideration and Approval of Advisory Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Massachusetts Intermediate Municipal Bond Fund

Performance Overview

Performance Summary

>  Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund) Class A shares returned -1.58% excluding sales charges for the 12-month period that ended October 31, 2013. The Fund's Class Z shares returned -1.33% for the same time period.

>  By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned -0.53% for the 12-month period.

>  The Fund's exposure to issues backed by special non-property taxes and local general obligations-related credits detracted from performance.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/09/02
Excluding sales charges		-1.58	5.05	3.45
Including sales charges		-4.77	4.36	2.95
Class B	12/09/02
Excluding sales charges		-2.37	4.25	2.68
Including sales charges		-5.24	4.25	2.68
Class C	12/09/02
Excluding sales charges		-1.97	4.63	3.04
Including sales charges		-2.92	4.63	3.04
Class R4*	03/19/13	-1.33	5.31	3.71
Class T	06/26/00
Excluding sales charges		-1.48	5.15	3.56
Including sales charges		-6.19	4.14	3.06
Class Z	06/14/93	-1.33	5.31	3.71
Barclays 3-15 Year Blend Municipal Bond Index		-0.53	5.88	4.47

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the 10-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Massachusetts Intermediate Municipal Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2013
3

Columbia Massachusetts Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned -1.58% excluding sales charges. The Fund's Class Z shares returned -1.33% for the same time period. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is a national mix of municipal securities, returned -0.53% for the 12-month period. The Fund's exposure to issues backed by special non-property taxes and local general obligations-related credits detracted from performance, while shorter-maturity hospital and pre-refunded bonds aided performance during the period.

Second Half Rate Rise Pressures Municipal Market

The first half of the Fund's fiscal year was relatively uneventful, with interest rates range bound from November 2012 through April 2013. However, the Federal Reserve's (the Fed's) May announcement that it might begin to taper its monthly securities purchase program, known popularly as QE3 (the QE for "quantitative easing"), drove a sharp sell-off in the municipal market from May through mid-September. During this period 10-year AAA municipal yields rose to close to 3.00%, matching the yield on the 10-year Treasury. New issue supply was down versus 2012, as higher rates made refinancing less viable. In addition, two major credit events clouded the outlook for municipal bonds: the city of Detroit filed for bankruptcy and Puerto Rico bonds fell sharply on negative economic news. Puerto Rico bonds are widely held in many mutual funds because they are triple tax-free.

Within the benchmark, returns were slightly positive on one, three and five-year municipal bonds. The worst returns were generated by bonds in the 12-17 year range. A rated bonds posted slightly better returns than higher quality AA and AAA rated bonds, due to the additional yield they generated. BBB rated bonds were the worst performers, dragged down by Puerto Rico exposure.

Fund's Duration Positioning Hampered Results

Early in the period, we kept the Fund's duration (sensitivity to interest rates) moderately long relative to its benchmark, because we did not expect interest rates to rise significantly. However, after the Fed's announced plan to wind down its monthly asset purchases, which sent interest rates sharply higher and spurred outflows from municipal bond funds, we sold bonds purchased at lower yields and sub-5% coupon bonds, which we expected to remain out of favor. We also reduced the portfolio's duration to protect against a protracted rise in interest rates. As a result of these actions, we realized losses that offset gains from previous activity. This allowed us to manage the gain/loss position of the Fund and not distribute taxable capital gains. Selling bonds purchased in lower interest rate environments also improved the distribution yield of the Fund. However, the Fund's yield is lower than the benchmark's yield, generally because the Massachusetts municipal market is of higher quality (and lower yielding) than the national market. Even so, we seek opportunities to add incremental yield to the portfolio whenever possible.

Contributors and Detractors

The Fund had more exposure than the benchmark to shorter-maturity hospital bonds and pre-refunded bonds, which made positive contributions to performance in a period in which most areas of the market generated negative results. Pre-refunding bonds are issued to fund another callable bond, taking the

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2013)
AAA rating	6.6
AA rating	53.2
A rating	26.7
BBB rating	13.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
4

Columbia Massachusetts Intermediate Municipal Bond Fund

Manager Discussion of Fund Performance (continued)

proceeds from the lower-yielding bond and investing it in U.S. Treasury bonds until the scheduled call date of the original bond occurs. Pre-refunding typically occurs when the issuer can issue a new bond at a lower rate. The Fund's exposure to special non-property and local general obligations-related credits detracted from performance, driven mainly by the timing of purchases and sales and not by credit deterioration.

Moderate Growth for Massachusetts

Employment is rising at a moderate pace, driven primarily by growth in the housing, technology and health care sectors. Within the public sector, state payrolls are expected to trend higher as the Commonwealth's fiscal situation improves. Early 2013 calendar year tax collections were sharply higher than one year earlier. Over the longer term, the Commonwealth stands to benefit from its research universities and highly skilled workforce. However, federal government payrolls fell more than the national average over the past year. Little population growth, high business costs and federal government austerity will likely weigh on the pace of growth going forward.

Looking Ahead

We currently intend to continue seeking opportunities to add higher yielding A and BBB rated issues when we can do so with issues that we believe are attractively valued and offer sound fundamentals. At present, we plan to maintain the Fund's neutral duration relative to the benchmark until there is more clarity around the Fed's intentions and the arrival of a new Fed chairman at the beginning of 2014. Purchases are currently targeted in the eight- to 12-year maturity range, where we see value because we believe the vast majority of yield available in the intermediate space can be captured in this maturity range

Annual Report 2013
5

Columbia Massachusetts Intermediate Municipal Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.60	1,021.12	4.03	4.13	0.81
Class B	1,000.00	1,000.00	969.30	1,017.34	7.74	7.93	1.56
Class C	1,000.00	1,000.00	971.60	1,019.11	6.01	6.16	1.21
Class R4	1,000.00	1,000.00	974.80	1,022.38	2.79	2.85	0.56
Class T	1,000.00	1,000.00	974.10	1,021.63	3.53	3.62	0.71
Class Z	1,000.00	1,000.00	974.80	1,022.38	2.79	2.85	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 2.7%
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	3,000,000	3,402,000
Revenue Bonds Series 2005C (AMBAC) 07/01/15	5.000%	1,500,000	1,616,070
07/01/22	5.000%	3,500,000	3,742,585
Total			8,760,655
Assisted Living 0.6%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage VOA Concord Series 2007 11/01/17	5.000%	435,000	437,662
11/01/27	5.125%	1,500,000	1,348,605
Total			1,786,267
Higher Education 19.8%
Massachusetts Development Finance Agency Revenue Bonds Boston College Series 2007P 07/01/20	5.000%	3,260,000	3,687,484
Boston University Series 2009V-2 10/01/14	2.875%	3,000,000	3,074,580
Brandeis University Series 2010O-2 10/01/24	5.000%	5,000,000	5,605,500
Emerson College Series 2006A 01/01/20	5.000%	870,000	934,693
01/01/21	5.000%	2,500,000	2,662,350
01/01/23	5.000%	1,000,000	1,053,450
Hampshire College Series 2004 10/01/14	5.150%	45,000	45,927
Massachusetts College-Pharmacy & Allied Health Series 2013 07/01/25	5.000%	675,000	769,898
Merrimack College Series 2012A 07/01/27	5.000%	1,075,000	1,064,433
Mount Holyoke College Series 2008 07/01/23	5.000%	1,285,000	1,455,777
Simmons College Series 2013J 10/01/24	5.250%	500,000	557,885
10/01/25	5.500%	450,000	507,348
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wheelock College Series 2007C 10/01/17	5.000%	960,000	1,060,704
Worcester Polytechnic Institute Series 2007 (NPFGC) 09/01/22	5.000%	1,710,000	1,909,557
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A 10/01/32	5.000%	2,440,000	2,575,005
Boston College Series 2008M-1 06/01/24	5.500%	3,000,000	3,626,220
Massachusetts Institute of Technology Series 2002K 07/01/17	5.375%	2,275,000	2,660,294
07/01/22	5.500%	1,000,000	1,261,350
Series 2004M 07/01/19	5.250%	610,000	739,003
Northeastern University Series 2008T-1 10/01/28	5.000%	1,750,000	1,874,687
Series 2008T-2 10/01/29	5.000%	4,045,000	4,271,156
Simmons College Series 2009I 10/01/18	6.750%	1,365,000	1,638,437
Suffolk University Series 2009A 07/01/24	6.000%	2,100,000	2,371,089
Tufts University Series 2002J 08/15/16	5.500%	1,500,000	1,699,620
Series 2008 08/15/14	5.000%	1,250,000	1,296,763
08/15/17	5.000%	1,145,000	1,319,864
Massachusetts Health & Educational Facilities Authority(a) Revenue Bonds Northeastern University Series 2008T-3 10/01/37	2.700%	2,495,000	2,511,816
Massachusetts State College Building Authority Revenue Bonds Series 2012A 05/01/29	5.000%	3,000,000	3,279,930
University of Massachusetts Building Authority Revenue Bonds Senior Series 2008-2 (AGM) 05/01/21	5.000%	1,510,000	1,706,028
Senior Series 2009-1 05/01/23	5.000%	5,000,000	5,705,500
Total			62,926,348

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 9.8%
Massachusetts Development Finance Agency Revenue Bonds Berkshire Health System Series 2012G 10/01/26	5.000%	1,200,000	1,266,528
Boston Medical Center Series 2012C 07/01/27	5.250%	3,695,000	3,816,824
Southcoast Health System Obligation Group Series 2013 07/01/27	5.000%	765,000	825,795
UMASS Memorial Issue Series 2011H 07/01/26	5.125%	2,000,000	2,103,360
Massachusetts Health & Educational Facilities Authority Revenue Bonds Caregroup Series 1998B-2 (NPFGC) 02/01/27	5.375%	1,585,000	1,718,869
Series 2004D (NPFGC) 07/01/22	5.250%	1,000,000	1,121,690
Series 2008E-2 07/01/19	5.375%	4,675,000	5,313,698
Massachusetts Eye & Ear Infirmary Series 2010 C 07/01/17	5.000%	1,425,000	1,572,202
Milford Regional Medical Series 2007E 07/15/17	5.000%	1,050,000	1,118,744
07/15/22	5.000%	1,500,000	1,540,815
Partners Healthcare Series 2010J-2 07/01/22	5.000%	5,000,000	5,561,500
Partners Healthcare System Series 2005F 07/01/17	5.000%	2,000,000	2,135,160
Series 2007G 07/01/18	5.000%	2,575,000	2,916,574
Total			31,011,759
Human Service Provider 0.4%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005 01/01/20	5.500%	1,355,000	1,374,607
Joint Power Authority 4.6%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/24	5.250%	3,785,000	4,103,508
07/01/25	5.000%	2,000,000	2,125,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Clean Energy Cooperative Corp. Revenue Bonds Municipal Lighting Plan Cooperative Series 2013 07/01/27	5.000%	2,720,000	3,016,725
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project 6 Series 2012A 07/01/16	5.000%	2,000,000	2,221,460
Project No. 6 Series 2011 07/01/19	5.000%	2,760,000	3,199,916
Total			14,667,289
Local General Obligation 2.9%
City of Boston Unlimited General Obligation Bonds Series 2012A 04/01/24	4.000%	2,150,000	2,358,292
City of Fall River Limited General Obligation Refunding Bonds State Qualified Series 2012 03/01/21	4.000%	335,000	364,701
City of Lawrence Limited General Obligation Refunding Bonds State Qualified Series 2006 (AGM) 02/01/18	5.000%	1,500,000	1,693,320
City of Springfield Limited General Obligation Bonds State Qualified Municipal Purpose Loan Series 2003 (AGM) 08/01/21	4.500%	2,000,000	2,180,360
Dudley Charlton Regional School District Unlimited General Obligation Bonds Series 1999A (NPFGC) 06/15/14	5.125%	2,305,000	2,373,481
Puerto Rico Municipal Finance Agency Unrefunded Revenue Bonds Series 1997A (AGM)(b) 07/01/17	5.500%	185,000	185,004
Total			9,155,158
Municipal Power 1.0%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	630,000	703,099

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Electric Power Authority Revenue Bonds Series 2002LL (NPFGC)(b) 07/01/17	5.500%	2,400,000	2,355,096
Total			3,058,195
Other Bond Issue 2.8%
Boston Housing Authority Revenue Bonds Series 2008 (AGM) 04/01/20	5.000%	2,135,000	2,348,393
04/01/23	5.000%	1,865,000	1,999,243
04/01/24	5.000%	3,260,000	3,462,544
Massachusetts Development Finance Agency Revenue Bonds Broad Institute Series 2011 A 04/01/23	5.250%	1,000,000	1,137,390
Total			8,947,570
Pool/Bond Bank 5.0%
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/15	5.250%	3,000,000	3,259,440
Series 2006 08/01/20	5.250%	3,000,000	3,654,450
Revenue Bonds Pool Program Series 2005-11 08/01/19	5.250%	4,465,000	5,400,507
State Revolving Fund Series 2009-14 08/01/24	5.000%	3,100,000	3,574,610
Total			15,889,007
Prep School 1.7%
Massachusetts Development Finance Agency Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/30	6.375%	3,055,000	3,230,143
Noble & Greenough School Series 2011 04/01/21	4.000%	1,500,000	1,666,515
Park School Series 2012 09/01/20	5.000%	150,000	170,987
09/01/21	5.000%	330,000	373,537
Total			5,441,182

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded/Escrowed 8.8%
Commonwealth of Massachusetts Prerefunded 08/01/14 Limited General Obligation Bonds Consolidated Loan Series 2004B (AMBAC) 08/01/22	5.000%	2,000,000	2,072,500
Commonwealth of Massachusetts(c) Revenue Bonds Capital Appreciation-Federal Highway Series 1998A Escrowed to Maturity 06/15/15	0.000%	4,000,000	3,972,960
Massachusetts Development Finance Agency(a) Prerefunded 05/01/19 Revenue Bonds Dominion Energy Brayton 1 Series 2009 12/01/42	5.750%	3,460,000	4,246,008
Prerefunded 09/01/16 Revenue Bonds Dominion Energy Brayton Series 2010A 12/01/41	2.250%	2,260,000	2,365,994
Massachusetts School Building Authority Prerefunded 08/15/15 Revenue Bonds Series 2005A (AGM) 08/15/26	5.000%	5,000,000	5,418,700
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(c) 05/01/28	0.000%	4,000,000	2,347,320
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 1998B Escrowed to Maturity (AGM/TCRS) 08/01/15	5.500%	1,095,000	1,194,338
Revenue Bonds General Series 2002J Escrowed to Maturity (AGM/TCRS) 08/01/15	5.250%	3,000,000	3,259,080
Puerto Rico Highways & Transportation Authority Revenue Bonds Series 2005BB (AGM) Escrowed to Maturity(b) 07/01/22	5.250%	1,075,000	1,324,325
Town of Sandwich Prerefunded 07/15/15 Unlimited General Obligation Bonds Series 2005 (NPFGC) 07/15/18	5.000%	1,575,000	1,716,388
Total			27,917,613

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 0.4%
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	845,000	856,348
10/01/18	5.000%	515,000	518,801
Total			1,375,149
Special Non Property Tax 9.2%
Commonwealth of Massachusetts Revenue Bonds Series 2004 (NPFGC) 01/01/19	5.250%	750,000	876,285
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2003A 07/01/17	5.250%	1,000,000	1,165,630
07/01/19	5.250%	625,000	754,525
Senior Series 2004C 07/01/18	5.250%	1,000,000	1,194,840
Senior Series 2005B (NPFGC) 07/01/23	5.500%	2,890,000	3,623,366
Senior Series 2006A 07/01/22	5.250%	3,500,000	4,285,540
Senior Series 2008B 07/01/23	5.000%	910,000	1,099,507
Massachusetts School Building Authority Revenue Bonds Series 2007A (AMBAC) 08/15/18	5.000%	5,000,000	5,721,350
Senior Revenue Bonds Series 2011B 10/15/27	5.000%	4,000,000	4,474,200
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	950,000	977,522
Virgin Islands Public Finance Authority(b) Refunding Revenue Bonds Gross Receipts Taxes Series 2012A 10/01/22	4.000%	2,000,000	2,060,000
Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A 10/01/25	5.000%	2,755,000	2,895,312
Total			29,128,077
Special Property Tax 1.4%
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/25	5.000%	3,210,000	3,565,411

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
07/01/27	5.000%	775,000	838,992
Total			4,404,403
State Appropriated 0.8%
Massachusetts Development Finance Agency Revenue Bonds Visual & Performing Arts Project Series 2000 08/01/17	6.000%	540,000	635,758
08/01/21	6.000%	1,750,000	2,085,195
Total			2,720,953
State General Obligation 15.3%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	3,500,000	4,234,265
Series 2008A 08/01/16	5.000%	2,000,000	2,242,260
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,899,550
Series 2003D (AMBAC) 10/01/19	5.500%	5,000,000	6,122,700
Series 2003D (NPFGC) 10/01/20	5.500%	2,500,000	3,085,250
Series 2004B 08/01/20	5.250%	3,000,000	3,646,830
Series 2006B (AGM) 09/01/22	5.250%	4,000,000	4,914,320
Unlimited General Obligation Refunding Bonds Series 2003D (AGM) 10/01/19	5.500%	3,500,000	4,285,890
Series 2004C (AMBAC) 12/01/24	5.500%	5,000,000	6,260,450
Series 2004C (NPFGC) 12/01/19	5.500%	3,795,000	4,657,983
Series 2008A 09/01/15	5.000%	3,000,000	3,258,720
Total			48,608,218
Student Loan 2.6%
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010A 01/01/22	5.500%	4,625,000	5,202,061
Series 2009I 01/01/18	5.125%	2,905,000	3,140,944
Total			8,343,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 0.3%
Woods Hole Martha's Vineyard & Nantucket Steamship Authority Revenue Bonds Series 2004B 03/01/18	5.000%	975,000	1,032,086
Turnpike/Bridge/Toll Road 1.6%
Massachusetts Department of Transportation Revenue Bonds Senior Series 2010B 01/01/22	5.000%	2,180,000	2,464,316
01/01/32	5.000%	2,400,000	2,487,384
Total			4,951,700
Water & Sewer 6.8%
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2005A (NPFGC/TCRS) 08/01/17	5.250%	6,000,000	6,988,860
Series 2007B (AGM/TCRS) 08/01/23	5.250%	5,500,000	6,745,750
Series 2012B 08/01/28	5.000%	5,000,000	5,588,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds General Series 2002J (AGM/TCRS) 08/01/18	5.250%	1,000,000	1,191,970
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2008A (AGM)(b) 07/01/16	5.000%	1,000,000	988,770
Total			21,504,150
Total Municipal Bonds (Cost: $291,591,230)			313,003,391
Money Market Funds 0.6%
		Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(d)		1,327,254	1,327,254
JPMorgan Tax-Free Money Market Fund, 0.010%(d)		546,595	546,595
Total Money Market Funds (Cost: $1,873,849)			1,873,849
Total Investments (Cost: $293,465,079)			314,877,240
Other Assets & Liabilities, Net			2,882,684
Net Assets			317,759,924

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $11,489,128 or 3.62% of net assets.

(c)  Zero coupon bond.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2013.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BNY  Bank of New York

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	313,003,391	—	313,003,391
Total Bonds	—	313,003,391	—	313,003,391
Mutual Funds
Money Market Funds	1,873,849	—	—	1,873,849
Total Mutual Funds	1,873,849	—	—	1,873,849
Total	1,873,849	313,003,391	—	314,877,240

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments, at value
(identified cost $293,465,079)	$314,877,240
Receivable for:
Investments sold	107,625
Capital shares sold	174,363
Interest	3,642,135
Expense reimbursement due from Investment Manager	752
Prepaid expenses	3,275
Trustees' deferred compensation plan	39,754
Other assets	3,805
Total assets	318,848,949
Liabilities
Payable for:
Capital shares purchased	100,738
Dividend distributions to shareholders	856,721
Investment management fees	3,480
Distribution and/or service fees	471
Transfer agent fees	53,823
Administration fees	600
Chief compliance officer expenses	23
Other expenses	33,415
Trustees' deferred compensation plan	39,754
Total liabilities	1,089,025
Net assets applicable to outstanding capital stock	$317,759,924
Represented by
Paid-in capital	$297,301,518
Excess of distributions over net investment income	(32,902)
Accumulated net realized loss	(920,853)
Unrealized appreciation (depreciation) on:
Investments	21,412,161
Total — representing net assets applicable to outstanding capital stock	$317,759,924

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$25,699,219
Shares outstanding	2,370,808
Net asset value per share	$10.84
Maximum offering price per share(a)	$11.20
Class B
Net assets	$1,462
Shares outstanding	135
Net asset value per share(b)	$10.84
Class C
Net assets	$11,243,961
Shares outstanding	1,037,362
Net asset value per share	$10.84
Class R4
Net assets	$60,397
Shares outstanding	5,576
Net asset value per share	$10.83
Class T
Net assets	$23,130,949
Shares outstanding	2,133,715
Net asset value per share	$10.84
Maximum offering price per share(a)	$11.38
Class Z
Net assets	$257,623,936
Shares outstanding	23,764,821
Net asset value per share	$10.84

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends	$248
Interest	12,890,987
Total income	12,891,235
Expenses:
Investment management fees	1,414,463
Distribution and/or service fees
Class A	75,422
Class B	428
Class C	122,841
Class T	39,220
Transfer agent fees
Class A	57,817
Class B	82
Class C	23,539
Class R4(a)	58
Class T	50,088
Class Z	545,936
Administration fees	242,345
Compensation of board members	25,425
Custodian fees	4,047
Printing and postage fees	25,526
Registration fees	24,125
Professional fees	33,206
Chief compliance officer expenses	226
Other	14,824
Total expenses	2,699,618
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(553,959)
Fees waived by Distributor — Class C	(43,021)
Expense reductions	(140)
Total net expenses	2,102,498
Net investment income	10,788,737
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(920,854)
Net realized loss	(920,854)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,498,721)
Net change in unrealized appreciation (depreciation)	(15,498,721)
Net realized and unrealized loss	(16,419,575)
Net decrease in net assets from operations	$(5,630,838)

(a) For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)	Year Ended October 31, 2012
Operations
Net investment income	$10,788,737	$11,621,768
Net realized gain (loss)	(920,854)	235,614
Net change in unrealized appreciation (depreciation)	(15,498,721)	12,977,036
Net increase (decrease) in net assets resulting from operations	(5,630,838)	24,834,418
Distributions to shareholders
Net investment income
Class A	(861,094)	(971,229)
Class B	(885)	(2,701)
Class C	(301,560)	(277,975)
Class R4	(971)	—
Class T	(772,676)	(1,001,276)
Class Z	(8,844,907)	(9,362,111)
Net realized gains
Class A	(20,015)	(33,104)
Class B	(52)	(154)
Class C	(7,543)	(10,855)
Class T	(18,418)	(37,440)
Class Z	(189,557)	(303,309)
Total distributions to shareholders	(11,017,678)	(12,000,154)
Increase (decrease) in net assets from capital stock activity	(45,286,824)	7,854,448
Total increase (decrease) in net assets	(61,935,340)	20,688,712
Net assets at beginning of year	379,695,264	359,006,552
Net assets at end of year	$317,759,924	$379,695,264
Excess of distributions over net investment income	$(32,902)	$(9,434)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Massachusetts Intermediate Municipal Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)		Year Ended October 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	740,966	8,279,822	1,496,976	16,795,784
Distributions reinvested	58,311	644,552	47,187	531,355
Redemptions	(1,285,182)	(14,119,884)	(1,412,576)	(15,869,515)
Net increase (decrease)	(485,905)	(5,195,510)	131,587	1,457,624
Class B shares
Subscriptions	44	493	2,956	33,415
Distributions reinvested	34	378	63	704
Redemptions(b)	(8,698)	(96,556)	(7,547)	(85,026)
Net decrease	(8,620)	(95,685)	(4,528)	(50,907)
Class C shares
Subscriptions	259,514	2,907,720	251,681	2,819,614
Distributions reinvested	18,720	206,855	16,149	181,711
Redemptions	(296,366)	(3,250,413)	(119,050)	(1,336,435)
Net increase (decrease)	(18,132)	(135,838)	148,780	1,664,890
Class R4 shares
Subscriptions	5,490	61,500	—	—
Distributions reinvested	86	930	—	—
Net increase	5,576	62,430	—	—
Class T shares
Subscriptions	23,869	262,719	33,047	371,567
Distributions reinvested	31,104	344,145	36,159	406,757
Redemptions	(567,006)	(6,285,793)	(614,463)	(6,929,522)
Net decrease	(512,033)	(5,678,929)	(545,257)	(6,151,198)
Class Z shares
Subscriptions	2,503,155	28,010,518	3,611,918	40,597,578
Distributions reinvested	29,416	325,449	23,928	269,674
Redemptions	(5,678,660)	(62,579,259)	(2,664,685)	(29,933,213)
Net increase (decrease)	(3,146,089)	(34,243,292)	971,161	10,934,039
Total net increase (decrease)	(4,165,203)	(45,286,824)	701,743	7,854,448

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.95		$10.95		$10.61		$9.90
Income from investment operations:
Net investment income	0.32		0.32		0.34		0.34		0.35
Net realized and unrealized gain (loss)	(0.50)		0.41		0.00	(a)	0.34		0.71
Total from investment operations	(0.18)		0.73		0.34		0.68		1.06
Less distributions to shareholders:
Net investment income	(0.31)		(0.33)		(0.34)		(0.34)		(0.35)
Net realized gains	(0.01)		(0.01)		(0.00	)(a)	—		—
Total distributions to shareholders	(0.32)		(0.34)		(0.34)		(0.34)		(0.35)
Net asset value, end of period	$10.84		$11.34		$10.95		$10.95		$10.61
Total return	(1.58%)		6.69%		3.24%		6.51%		10.78%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.98%		0.99%		0.91%		0.90%
Total net expenses(c)	0.79	%(d)	0.75	%(d)	0.77	%(d)	0.80	%(d)	0.78	%(d)
Net investment income	2.86%		2.88%		3.16%		3.12%		3.30%
Supplemental data
Net assets, end of period (in thousands)	$25,699		$32,398		$29,849		$30,998		$16,049
Portfolio turnover	7%		11%		10%		9%		8%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.95		$10.95		$10.61		$9.90
Income from investment operations:
Net investment income	0.23		0.24		0.26		0.26		0.27
Net realized and unrealized gain (loss)	(0.50)		0.40		0.00	(a)	0.34		0.71
Total from investment operations	(0.27)		0.64		0.26		0.60		0.98
Less distributions to shareholders:
Net investment income	(0.22)		(0.24)		(0.26)		(0.26)		(0.27)
Net realized gains	(0.01)		(0.01)		(0.00	)(a)	—		—
Total distributions to shareholders	(0.23)		(0.25)		(0.26)		(0.26)		(0.27)
Net asset value, end of period	$10.84		$11.34		$10.95		$10.95		$10.61
Total return	(2.37%)		5.89%		2.48%		5.72%		9.96%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.83%		1.79%		1.66%		1.65%
Total net expenses(c)	1.53	%(d)	1.50	%(d)	1.53	%(d)	1.55	%(d)	1.53	%(d)
Net investment income	2.07%		2.13%		2.44%		2.42%		2.59%
Supplemental data
Net assets, end of period (in thousands)	$1		$99		$145		$1,008		$1,222
Portfolio turnover	7%		11%		10%		9%		8%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.95		$10.95		$10.61		$9.90
Income from investment operations:
Net investment income	0.27		0.28		0.30		0.30		0.30
Net realized and unrealized gain (loss)	(0.49)		0.40		0.00	(a)	0.34		0.72
Total from investment operations	(0.22)		0.68		0.30		0.64		1.02
Less distributions to shareholders:
Net investment income	(0.27)		(0.28)		(0.30)		(0.30)		(0.31)
Net realized gains	(0.01)		(0.01)		(0.00	)(a)	—		—
Total distributions to shareholders	(0.28)		(0.29)		(0.30)		(0.30)		(0.31)
Net asset value, end of period	$10.84		$11.34		$10.95		$10.95		$10.61
Total return	(1.97%)		6.27%		2.83%		6.09%		10.34%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.73%		1.74%		1.66%		1.65%
Total net expenses(c)	1.19	%(d)	1.15	%(d)	1.17	%(d)	1.20	%(d)	1.18	%(d)
Net investment income	2.46%		2.48%		2.75%		2.75%		2.88%
Supplemental data
Net assets, end of period (in thousands)	$11,244		$11,970		$9,931		$10,452		$8,859
Portfolio turnover	7%		11%		10%		9%		8%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$11.19
Income from investment operations:
Net investment income	0.21
Net realized and unrealized loss	(0.36)
Total from investment operations	(0.15)
Less distributions to shareholders:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net asset value, end of period	$10.83
Total return	(1.32%)
Ratios to average net assets(b)
Total gross expenses	0.68	%(c)
Total net expenses(d)	0.56	%(c)(e)
Net investment income	3.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$60
Portfolio turnover	7%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.95		$10.95		$10.61		$9.90
Income from investment operations:
Net investment income	0.33		0.34		0.35		0.35		0.36
Net realized and unrealized gain (loss)	(0.50)		0.40		0.00	(a)	0.34		0.71
Total from investment operations	(0.17)		0.74		0.35		0.69		1.07
Less distributions to shareholders:
Net investment income	(0.32)		(0.34)		(0.35)		(0.35)		(0.36)
Net realized gains	(0.01)		(0.01)		(0.00	)(a)	—		—
Total distributions to shareholders	(0.33)		(0.35)		(0.35)		(0.35)		(0.36)
Net asset value, end of period	$10.84		$11.34		$10.95		$10.95		$10.61
Total return	(1.48%)		6.80%		3.34%		6.62%		10.89%
Ratios to average net assets(b)
Total gross expenses	0.85%		0.88%		0.89%		0.81%		0.80%
Total net expenses(c)	0.69	%(d)	0.65	%(d)	0.67	%(d)	0.70	%(d)	0.68	%(d)
Net investment income	2.96%		2.98%		3.25%		3.26%		3.43%
Supplemental data
Net assets, end of period (in thousands)	$23,131		$30,008		$34,952		$39,300		$39,221
Portfolio turnover	7%		11%		10%		9%		8%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Massachusetts Intermediate Municipal Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.34		$10.95		$10.95		$10.61		$9.90
Income from investment operations:
Net investment income	0.34		0.35		0.37		0.37		0.37
Net realized and unrealized gain (loss)	(0.49)		0.40		0.00	(a)	0.34		0.71
Total from investment operations	(0.15)		0.75		0.37		0.71		1.08
Less distributions to shareholders:
Net investment income	(0.34)		(0.35)		(0.37)		(0.37)		(0.37)
Net realized gains	(0.01)		(0.01)		(0.00	)(a)	—		—
Total distributions to shareholders	(0.35)		(0.36)		(0.37)		(0.37)		(0.37)
Net asset value, end of period	$10.84		$11.34		$10.95		$10.95		$10.61
Total return	(1.33%)		6.96%		3.49%		6.77%		11.06%
Ratios to average net assets(b)
Total gross expenses	0.70%		0.73%		0.74%		0.66%		0.65%
Total net expenses(c)	0.54	%(d)	0.50	%(d)	0.52	%(d)	0.55	%(d)	0.53	%(d)
Net investment income	3.10%		3.13%		3.40%		3.41%		3.58%
Supplemental data
Net assets, end of period (in thousands)	$257,624		$305,220		$284,128		$286,196		$282,469
Portfolio turnover	7%		11%		10%		9%		8%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on March 19, 2013.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Annual Report 2013
25

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.40% of the Fund's average daily net assets.

Annual Report 2013
26

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19	*
Class T	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $140.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.40% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay

Annual Report 2013
27

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2013 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $15,982 for Class A, $426 for Class C, and $237 for Class T shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2013 through February 28, 2014		Prior to March 1, 2013
Class A	0.81%		0.75%
Class B	1.56		1.50
Class C	1.56		1.50
Class R4	0.56	*	—
Class T	0.71		0.65
Class Z	0.56		0.50

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(30,112)
Accumulated net realized loss	30,112

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2013	2012
Ordinary income	$4,241	$11,615,292
Long-term capital gains	205,474	384,862
Tax-exempt income	10,807,963	—
Total	$11,017,678	$12,000,154

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$835,608
Unrealized appreciation	21,440,128

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Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013, the cost of investments for federal income tax purposes was $293,437,112 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,208,110
Unrealized depreciation	(1,767,982)
Net unrealized appreciation	$21,440,128

The following capital loss carryforward, determined at October 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
Unlimited short-term	$920,854

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $23,822,069 and $61,651,936, respectively, for the year ended October 31, 2013.

Note 6. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned 83.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month

LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 10, 2013, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, continues to permit collective borrowings up to $500 million under the same terms and interest rates as described above. Effective December 10, 2013, the Fund pays a commitment fee equal to its pro rata share of the amount of its credit facility at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended October 31, 2013.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease

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29

Columbia Massachusetts Intermediate Municipal Bond Fund

Notes to Financial Statements (continued)

October 31, 2013

and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
30

Columbia Massachusetts Intermediate Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Massachusetts Intermediate Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Intermediate Municipal Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

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Columbia Massachusetts Intermediate Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$10,807,963
Exempt-Interest Dividends	99.96%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
32

Columbia Massachusetts Intermediate Municipal Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Columbia Massachusetts Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013
34

Columbia Massachusetts Intermediate Municipal Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013
35

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Massachusetts Intermediate Municipal Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
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Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the sixtieth, thirty-third and twenty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
37

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
38

Columbia Massachusetts Intermediate Municipal Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
39

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Annual Report 2013
40

Columbia Massachusetts Intermediate Municipal Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Massachusetts Intermediate Municipal Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN191_10_C01_(12/13)

Annual Report

October 31, 2013

Columbia Strategic Income Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A market rally led by equities

Despite threats of military action in Syria, rumblings from Iran and an impending showdown over the debt ceiling here at home, the U.S. financial markets delivered positive results in the third quarter of 2013. Stocks outperformed bonds by a substantial margin. Still, robust growth continued to elude the U.S. economy, which merely plodded along. New job growth was solid but not spectacular. Consumer spending remained steady, but the only obvious beneficiary was the auto industry. Gains in the housing market met some headwinds, as mortgage rates rose and sales slipped somewhat. Nevertheless, the recovery in housing remained intact.

The Federal Reserve (the Fed) unsettled investors with a hint that it was ready to taper its purchase of U.S. Treasury and mortgage securities. However, its failure to take any action in a September meeting rallied stocks to new highs and brought bonds back into positive territory for the quarter. Small-cap stocks were the U.S. market leaders. Growth outperformed value in a quarter dominated by the materials, industrials and consumer discretionary sectors. Developed markets led the global rally, driven by strengthening economic conditions in the eurozone. Certain emerging stock markets, including China's, bounced back with returns in line with those of the United States. India and Indonesia were exceptions to that trend, as fears of the Fed's tapering efforts rattled investors in both countries.

Improved risk appetites boosted fixed income

Following a weak second quarter, the fixed-income markets made up some ground in the third quarter of 2013. As yields fell, bond prices rallied enough to push returns on non-Treasury sectors into positive territory. Risk appetites improved in response to continued liquidity from the Fed. Against this backdrop, U.S. high-yield and foreign bonds led the fixed-income markets, along with mortgage-backed securities and emerging market bonds. The U.S. municipal bond market was the exception, as it slipped into negative territory in the final week of the period, pressured by heightened concerns over Puerto Rico, potential municipal bankruptcies and continued fund redemptions.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Strategic Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	38
Statement of Operations	40
Statement of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	67
Federal Income Tax Information	68
Trustees and Officers	69
Board Consideration and Approval of Advisory Agreement	72
Important Information About This Report	77

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Strategic Income Fund

Performance Overview

Performance Summary

>  Columbia Strategic Income Fund (the Fund) Class A shares returned 2.01% excluding sales charges for the 12-month period that ended October 31, 2013.

>  The Fund outperformed its Blended Benchmark, which returned 1.66% for the same 12 months.

>  The Fund also outperformed the Barclays U.S. Government/Credit Bond Index, which returned -1.45% for the same 12-month period.

>  Sector allocation overall contributed positively to the Fund's outperformance as did effective duration and yield curve positioning.

Average Annual Total Returns (%) (for period ended October 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	04/21/77
Excluding sales charges		2.01	10.09	6.69
Including sales charges		-2.84	9.04	6.18
Class B	05/15/92
Excluding sales charges		1.09	9.28	5.88
Including sales charges		-3.79	9.00	5.88
Class C	07/01/97
Excluding sales charges		1.40	9.43	6.05
Including sales charges		0.42	9.43	6.05
Class K *	03/07/11	1.99	10.12	6.70
Class R *	09/27/10	1.74	9.91	6.47
Class R4 *	11/08/12	2.13	10.11	6.70
Class R5 *	03/07/11	2.39	10.30	6.79
Class W *	09/27/10	1.91	10.08	6.68
Class Y *	06/13/13	2.05	10.09	6.69
Class Z	01/29/99	2.13	10.33	6.95
Blended Benchmark		1.66	11.32	6.94
Barclays U.S. Government/Credit Bond Index		-1.45	6.43	4.74

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Annual Report 2013

Columbia Strategic Income Fund

Performance Overview (continued)

The Blended Benchmark consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America Merrill Lynch (BofAML) US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged (Citigroup Non U.S. WGBI — Unhedged) and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The BofAML US High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The Citigroup Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (November 1, 2003 – October 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Strategic Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2013, the Fund's Class A shares returned 2.01% excluding sales charges. The Fund outperformed the Blended Benchmark, which returned 1.66%, as well as the Barclays U.S. Government/Credit Bond Index, which returned -1.45% for the same period. Sector allocation overall contributed positively to the Fund's outperformance as did effective duration and yield curve positioning.

Bond Markets Lackluster Amidst Anticipated Fed Tapering

Global bond markets posted lackluster performance during the period overall. Interest rates remained low through the first half of the period, as investors remained concerned about the impact of U.S. fiscal drag, including higher taxes and federal spending cuts, on already sluggish economic growth. However, the economy showed signs of resilience as the months progressed, with improving trends seen in the housing and labor markets. Interest rates began to move significantly higher when the U.S. Federal Reserve (the Fed) indicated in mid-May 2013 some inclination to start scaling back its large-scale asset purchases via its quantitative easing program in the near future. For the period overall, the yield on the bellwether 10-year U.S. Treasury note increased 86 basis points to end October 2013 at 2.56%. (A basis point is 1/100th of a percentage point.) The U.S. Treasury yield curve steepened, meaning yields on longer-term U.S. Treasuries rose more than those on shorter-term maturities. The yield on the two-year U.S. Treasury bill increased by only two basis points to end the period at 0.31%, as the Fed maintained overnight interest rates near zero, keeping the short-term end of the yield curve anchored at low levels.

U.S. investment grade bonds posted losses, with the Barclays Aggregate Bond Index returning -1.08% for the period. High yield corporate bonds were the best performing sector of the market, gaining 8.75%, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index. Internationally, developed market government bonds returned -3.75%, as measured by the Citigroup Non-U.S. World Government Bond Index — Unhedged, as international interest rates rose and the U.S. dollar strengthened relative to foreign currencies. Emerging market bonds, as measured by the JPMorgan EMBI Global Bond Index, returned -2.58%, driven by rising interest rates and outflows from the asset class.

Sector Allocation Overall Boosted Fund Results

Sector allocation overall contributed positively to the Fund's results during the period, driven by an overweighted position in high yield bank loans and an underweighted allocation to international developed market bonds. Security selection in the mortgage-backed securities sector helped as well.

Also contributing positively to the Fund's relative results was its duration and yield curve positioning. The Fund generally maintained a shorter duration than its Blended Benchmark, which helped performance as interest rates rose. Duration is a measure of the Fund's sensitivity to changes in interest rates. Yield curve positioning also boosted the Fund's results. We utilized U.S. Treasury futures and options to manage duration and yield curve exposure during the period. We favored shorter maturity instruments in the Fund, which proved beneficial as the yield curve steepened.

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Zach Pandl

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at October 31, 2013)
Asset-Backed Securities — Non-Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	0.6
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Information Technology	0.0	(a)
Materials	0.0	(a)
Telecommunication Services	0.0	(a)
Corporate Bonds & Notes	49.1
Foreign Government Obligations	22.4
Inflation-Indexed Bonds	1.8
Money Market Funds	3.5
Municipal Bonds	0.1
Options Purchased Puts	0.0	(a)
Residential Mortgage-Backed Securities — Agency	7.9
Residential Mortgage-Backed Securities — Non-Agency	5.2
Senior Loans	6.8
Treasury Bills	0.4
U.S. Treasury Obligations	2.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013

Columbia Strategic Income Fund

Manager Discussion of Fund Performance (continued)

Overweight to Emerging Market Bonds Hampered Performance

The Fund's overweighted position in emerging market bonds was a drag on its relative performance, as the sector was weak during the period. Security selection within both the international developed market bond and emerging market bond sectors also detracted.

Shifting Market Conditions Drove Portfolio Changes

During the period, we reduced the Fund's duration in an effort to protect against rising interest rates. We increased the Fund's exposure to emerging market bonds, purchasing on weakness as yields rose throughout the sector. We also increased the Fund's allocation to high yield bank loans, which offered what we considered to be compelling value relative to fixed rate corporate bonds. We used mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for "to be announced," are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security.

Looking Ahead

Investors may take clues about the fixed income market scenario ahead from the various approaches to monetary policy around the world. In the U.S., we believe monetary policy is at an inflection point. Although the Fed unexpectedly delayed beginning its asset purchase tapering process in September 2013, we believe the Fed is still likely to taper its asset purchases sooner than later, with short-term rate increases in the distant but visible future. With yields now higher across sectors, we think value exists in sectors most impacted by tapering fears this summer, specifically corporate bonds, both investment grade and high yield, and municipal bonds. In Europe and the U.K., central bankers have been using forward guidance to keep short-term rates low, as green shoots of economic rebound are beginning to come through. Japan is deploying the most aggressive policy stance amongst the major developed nations, leaving little yield for investors in its bond market. Broadly speaking, international developed market interest rates were much lower at the end of the period than in the U.S. and offered, we believe, little benefit for a diversified bond portfolio. Emerging market policies differ immensely, with some countries raising rates to defend their currencies, while others are cutting rates in response to slower economic growth. At the end of the period, emerging market bonds were generally attractive, in our view, but investors should be picky and focus on countries with stable balance of payments that are likely to benefit from improving economic growth in the U.S. and Europe in the year ahead.

All told, then, the monetary policy environment both here in the U.S. and globally remained highly accommodative at the end of the period. We expect rates on what are widely considered safe haven assets to remain low for the next several years, and thus we believe the global search for yield is not over. Importantly, the rise in yields over the last half of the period was driven more by technical (supply and demand) factors rather than economic fundamentals. In our current view, such a scenario creates un-tapered opportunities for fixed income investors in the months ahead.

Quality Breakdown (%) (at October 31, 2013)
AAA rating	13.7
AA rating	2.2
A rating	4.9
BBB rating	22.9
BB rating	15.8
B rating	27.0
CCC rating	7.9
CC rating	0.1
D rating	0.0	(a)
Not rated	5.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

(a) Rounds to zero.

Investment Risks

There are risks associated with an investment in this Fund, including credit risk, market risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fail and vice versa. This effect is more pronounced for longer-term securities. Noninvestment grade securities, commonly called "high yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.

Annual Report 2013

Columbia Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2013 – October 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	983.90		1,019.96	5.20		5.30	1.04
Class B	1,000.00	1,000.00	980.20		1,016.18	8.93		9.10	1.79
Class C	1,000.00	1,000.00	981.00		1,016.94	8.19		8.34	1.64
Class K	1,000.00	1,000.00	984.30		1,020.57	4.60		4.69	0.92
Class R	1,000.00	1,000.00	982.70		1,018.70	6.45		6.56	1.29
Class R4	1,000.00	1,000.00	984.90		1,021.22	3.95		4.02	0.79
Class R5	1,000.00	1,000.00	985.40		1,021.73	3.45		3.52	0.69
Class W	1,000.00	1,000.00	984.20		1,020.27	4.90		4.99	0.98
Class Y	1,000.00	1,000.00	1,015.70	*	1,021.98	2.46	*	3.26	0.64 *
Class Z	1,000.00	1,000.00	984.90		1,021.22	3.95		4.02	0.79

*For the period June 13, 2013 through October 31, 2013. Class Y shares commenced operations on June 13, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments

October 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 50.0%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Aerospace & Defense 1.3%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%		6,354,000	5,702,715
Bombardier, Inc. Senior Notes(b) 01/15/23	6.125%		3,399,000	3,509,467
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%		7,967,000	8,684,030
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%		8,765,000	8,911,042
TransDigm, Inc. 10/15/20	5.500%		2,367,000	2,384,753
07/15/21	7.500%		546,000	595,140
Total				29,787,147
Automotive 0.8%
American Axle & Manufacturing, Inc. 03/15/21	6.250%		1,620,000	1,705,050
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/21	8.250%		3,221,000	3,643,756
General Motors Co. Senior Unsecured(b) 10/02/23	4.875%		2,000,000	2,025,000
Jaguar Land Rover Automotive PLC(b) 02/01/23	5.625%		2,309,000	2,291,683
Titan International, Inc. Senior Secured(b) 10/01/20	6.875%		1,276,000	1,314,280
Visteon Corp. 04/15/19	6.750%		6,043,000	6,450,902
Total				17,430,671
Banking 1.2%
Ally Financial, Inc. 03/15/20	8.000%		9,126,000	10,837,125
09/15/20	7.500%		7,069,000	8,270,730
BES Investimento do Brasil SA Senior Unsecured(b) 03/25/15	5.625%		1,000,000	1,000,000
BanColombia SA Senior Unsecured 06/03/21	5.950%		1,600,000	1,689,600
Banco de Credito del Peru Subordinated Notes(b)(c)(f) 10/15/22	7.170%	PEN	2,000,000	730,617

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc. Senior Unsecured 01/15/15	6.010%	15,000	15,902
Grupo Aval Ltd.(b) 09/26/22	4.750%	1,000,000	938,750
Industrial Senior Trust(b) 11/01/22	5.500%	1,000,000	925,000
Lloyds Banking Group PLC(b)(c) 12/31/49	6.657%	230,000	218,500
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	3,705,000	4,177,387
Total			28,803,611
Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	2,708,000	2,897,560
Nuveen Investments, Inc. Senior Unsecured(b) 10/15/20	9.500%	3,618,000	3,446,145
Total			6,343,705
Building Materials 0.8%
Allegion US Holding Co., Inc.(b) 10/01/21	5.750%	1,646,000	1,707,725
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%	2,031,000	2,061,465
Building Materials Corp. of America(b) Senior Notes 05/01/21	6.750%	2,517,000	2,737,237
Senior Secured 02/15/20	7.000%	945,000	1,015,875
Gibraltar Industries, Inc. 02/01/21	6.250%	723,000	748,305
HD Supply, Inc. 07/15/20	11.500%	1,340,000	1,616,375
HD Supply, Inc.(b) 07/15/20	7.500%	2,000,000	2,110,000
Interface, Inc. 12/01/18	7.625%	901,000	979,838
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	2,492,000	2,572,990
Nortek, Inc. 04/15/21	8.500%	1,307,000	1,432,799
Turkiye Sise ve Cam Fabrikalari AS(b) 05/09/20	4.250%	2,000,000	1,795,616

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USG Corp.(b) 11/01/21	5.875%	652,000	663,410
Total			19,441,635
Chemicals 1.6%
Celanese U.S. Holdings LLC 06/15/21	5.875%	814,000	870,980
11/15/22	4.625%	1,837,000	1,804,852
Chemtura Corp. 07/15/21	5.750%	538,000	544,725
Huntsman International LLC 11/15/20	4.875%	2,071,000	2,060,645
JM Huber Corp. Senior Notes(b) 11/01/19	9.875%	2,430,000	2,770,200
LYB International Finance BV 07/15/23	4.000%	1,360,000	1,369,376
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	4,458,000	4,714,335
10/15/20	10.000%	491,000	515,550
NOVA Chemicals Corp. Senior Unsecured(b) 08/01/23	5.250%	1,337,000	1,363,740
PQ Corp. Secured(b) 05/01/18	8.750%	11,024,000	11,926,590
Polypore International, Inc. 11/15/17	7.500%	2,710,000	2,865,825
Rockwood Specialties Group, Inc. 10/15/20	4.625%	1,027,000	1,055,243
SPCM SA Senior Unsecured(b) 01/15/22	6.000%	426,000	441,975
Sibur Securities Ltd.(b) 01/31/18	3.914%	2,000,000	1,956,551
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(b) 05/01/21	7.375%	2,338,000	2,489,970
Total			36,750,557
Construction Machinery 0.9%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	681,000	732,075
Case New Holland, Inc. 12/01/17	7.875%	6,862,000	8,122,892
Columbus McKinnon Corp. 02/01/19	7.875%	950,000	1,020,063

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
H&E Equipment Services, Inc. 09/01/22	7.000%	2,665,000	2,904,850
Neff Rental LLC/Finance Corp. Secured(b) 05/15/16	9.625%	4,296,000	4,585,980
United Rentals North America, Inc. 05/15/20	7.375%	1,015,000	1,131,725
04/15/22	7.625%	1,765,000	1,976,800
Total			20,474,385
Consumer Cyclical Services 0.8%
APX Group, Inc. 12/01/20	8.750%	4,063,000	4,164,575
Senior Secured 12/01/19	6.375%	5,023,000	5,004,164
Corrections Corp. of America 05/01/23	4.625%	2,423,000	2,320,022
Goodman Networks, Inc.(b) Senior Secured 07/01/18	12.125%	1,241,000	1,313,909
07/01/18	13.125%	2,593,000	2,742,097
Monitronics International, Inc. 04/01/20	9.125%	1,380,000	1,462,800
Monitronics International, Inc.(b) 04/01/20	9.125%	860,000	911,600
Total			17,919,167
Consumer Products 0.6%
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	876,000	941,700
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	4,275,000	4,531,500
Spectrum Brands Escrow Corp.(b) 11/15/20	6.375%	2,086,000	2,216,375
11/15/22	6.625%	725,000	773,937
Spectrum Brands, Inc. 03/15/20	6.750%	667,000	717,025
Springs Window Fashions LLC Senior Secured(b) 06/01/21	6.250%	3,414,000	3,431,070
Tempur Sealy International, Inc. 12/15/20	6.875%	488,000	520,940
Total			13,132,547
Diversified Manufacturing 0.4%
Actuant Corp. 06/15/22	5.625%	1,319,000	1,322,298

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Amsted Industries, Inc. Senior Notes(b) 03/15/18	8.125%		2,182,000	2,312,920
Apex Tool Group LLC(b) 02/01/21	7.000%		698,000	706,725
Gardner Denver, Inc. Senior Unsecured(b) 08/15/21	6.875%		2,897,000	2,947,697
Hamilton Sundstrand Corp. Senior Unsecured(b) 12/15/20	7.750%		2,286,000	2,394,585
Total				9,684,225
Electric 2.8%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%		2,496,000	2,826,720
Appalachian Power Co. Senior Unsecured 03/30/21	4.600%		9,330,000	10,156,853
CMS Energy Corp. Senior Unsecured 03/31/43	4.700%		1,835,000	1,746,186
Calpine Corp.(b) Senior Secured 02/15/21	7.500%		2,210,000	2,392,325
01/15/22	6.000%		727,000	754,262
Cleveland Electric Illuminating Co. (The) 1st Mortgage 11/15/18	8.875%		500,000	641,773
Companhia de Eletricidade do Estad 04/27/16	11.750%	BRL	2,313,000	975,710
Dominion Resources, Inc. Senior Unsecured 11/30/17	6.000%		1,080,000	1,250,718
08/15/19	5.200%		3,904,000	4,440,421
09/15/42	4.050%		1,100,000	961,503
Duke Energy Corp. Senior Unsecured 09/15/19	5.050%		2,715,000	3,056,919
09/15/21	3.550%		415,000	423,758
08/15/22	3.050%		5,280,000	5,092,549
GenOn Energy, Inc. Senior Unsecured 10/15/20	9.875%		1,640,000	1,836,800
Nevada Power Co. 01/15/15	5.875%		1,815,000	1,925,445
PPL Capital Funding, Inc. 06/01/23	3.400%		12,315,000	11,625,422

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Energy, Inc. Senior Unsecured 12/01/19	4.875%	3,862,000	4,297,216
04/01/22	3.150%	5,994,000	5,857,936
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%	3,520,000	3,758,358
Total			64,020,874
Entertainment 0.6%
AMC Entertainment, Inc. 06/01/19	8.750%	3,177,000	3,419,246
12/01/20	9.750%	1,965,000	2,245,012
Activision Blizzard, Inc.(b) 09/15/21	5.625%	5,679,000	5,877,765
Six Flags, Inc.(b)(d)(e)(f) 06/01/14	9.625%	1,557,000	—
Time Warner, Inc. 03/29/41	6.250%	2,800,000	3,148,522
Total			14,690,545
Environmental 0.3%
Waste Management, Inc. 06/30/20	4.750%	6,163,000	6,733,694
Food and Beverage 1.1%
ARAMARK Corp.(b) 03/15/20	5.750%	2,800,000	2,933,000
B&G Foods, Inc. 06/01/21	4.625%	4,077,000	3,980,171
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	5,750,000	5,524,974
Cosan Luxembourg SA(b) 03/14/23	5.000%	491,000	446,561
Heineken NV Senior Unsecured(b) 04/01/22	3.400%	4,300,000	4,261,618
MHP SA(b) 04/02/20	8.250%	5,000,000	4,289,727
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	4,880,000	5,003,435
Total			26,439,486
Gaming 1.8%
Boyd Gaming Corp. 07/01/20	9.000%	434,000	468,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	2,915,000	2,692,731
02/15/20	9.000%	5,249,000	4,920,937
MGM Resorts International 03/01/18	11.375%	1,925,000	2,468,813
10/01/20	6.750%	444,000	483,960
12/15/21	6.625%	4,363,000	4,662,956
PNK Finance Corp.(b) 08/01/21	6.375%	3,647,000	3,829,350
Penn National Gaming, Inc. Senior Unsecured(b) 11/01/21	5.875%	1,153,000	1,155,883
Pinnacle Entertainment, Inc. 04/01/22	7.750%	93,000	101,719
ROC Finance LLC/Corp. Secured(b) 09/01/18	12.125%	2,198,000	2,373,840
Seminole Tribe of Florida, Inc.(b) Senior Secured 10/01/20	6.535%	1,510,000	1,623,250
Senior Unsecured 10/01/20	7.804%	2,225,000	2,381,818
Seneca Gaming Corp.(b) 12/01/18	8.250%	2,909,000	3,130,811
Studio City Finance Ltd.(b) 12/01/20	8.500%	4,397,000	4,880,670
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	3,303,000	3,162,622
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	2,397,000	2,175,278
Total			40,513,358
Gas Pipelines 3.5%
Access Midstream Partners LP/Finance Corp. 04/15/21	5.875%	1,574,000	1,688,115
05/15/23	4.875%	3,724,000	3,705,380
Colorado Interstate Gas Co. LLC Senior Unsecured 11/15/15	6.800%	3,219,000	3,589,581
Crestwood Midstream Partners LP/Corp.(b)(g) 03/01/22	6.125%	987,000	1,009,208
El Paso LLC Senior Secured 09/15/20	6.500%	6,549,000	6,986,563
01/15/32	7.750%	6,853,000	7,113,140
Enterprise Products Operating LLC 03/15/23	3.350%	1,830,000	1,766,521
03/15/44	4.850%	1,405,000	1,347,572

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	6,335,000	6,746,775
Kinder Morgan Energy Partners LP Senior Unsecured 09/01/22	3.950%	9,000,000	8,924,616
02/15/23	3.450%	1,623,000	1,539,388
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	2,942,000	3,199,425
02/15/23	5.500%	2,894,000	2,995,290
07/15/23	4.500%	2,658,000	2,578,260
NiSource Finance Corp. 09/15/17	5.250%	6,860,000	7,659,217
02/15/23	3.850%	2,195,000	2,145,720
Northwest Pipeline LLC Senior Unsecured 04/15/17	5.950%	500,000	568,050
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,682,000	1,740,870
07/15/21	6.500%	3,807,000	4,083,007
Regency Energy Partners LP/Finance Corp.(b) 11/01/23	4.500%	1,451,000	1,342,175
Sabine Pass Liquefaction LLC(b) Senior Secured 02/01/21	5.625%	2,593,000	2,618,930
04/15/23	5.625%	1,484,000	1,454,320
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	2,315,000	2,627,865
TransCanada PipeLines Ltd. Senior Unsecured 10/16/43	5.000%	720,000	725,974
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	2,275,000	2,079,876
Total			80,235,838
Health Care 2.8%
Amsurg Corp. 11/30/20	5.625%	1,096,000	1,101,480
Biomet, Inc. 08/01/20	6.500%	3,807,000	4,044,937
10/01/20	6.500%	1,385,000	1,440,400
ConvaTec Finance International SA Senior Unsecured PIK(b) 01/15/19	8.250%	2,304,000	2,376,000
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	5,272,000	5,970,540
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	3,428,000	3,517,985

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emdeon, Inc. 12/31/19	11.000%	2,635,000	3,030,250
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	813,000	869,910
01/31/22	5.875%	1,960,000	2,077,600
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	332,000	372,670
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	408,000	428,400
HCA, Inc. 02/15/22	7.500%	5,736,000	6,445,830
Senior Secured 02/15/20	6.500%	3,788,000	4,214,150
05/01/23	4.750%	1,719,000	1,656,686
Healthcare Technology Intermediate, Inc. Senior Unsecured PIK(b) 09/01/18	7.375%	298,000	309,920
Hologic, Inc. 08/01/20	6.250%	510,000	541,875
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	1,511,000	1,571,440
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	1,262,000	1,419,750
MPH Intermediate Holding Co. 2 Senior Unsecured PIK(b) 08/01/18	8.375%	1,718,000	1,784,573
Multiplan, Inc.(b) 09/01/18	9.875%	5,520,000	6,092,700
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	2,011,000	2,242,265
STHI Holding Corp. Secured(b) 03/15/18	8.000%	891,000	960,053
Tenet Healthcare Corp. Senior Secured 04/01/21	4.500%	2,605,000	2,526,850
Tenet Healthcare Corp.(b) Senior Secured 10/01/20	6.000%	1,506,000	1,596,360
Senior Unsecured 04/01/22	8.125%	4,599,000	5,047,402
Truven Health Analytics, Inc. 06/01/20	10.625%	1,268,000	1,437,595
United Surgical Partners International, Inc. 04/01/20	9.000%	1,472,000	1,648,640

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Hospital Services, Inc. Secured 08/15/20	7.625%	122,000	128,100
Total			64,854,361
Home Construction 0.5%
Ashton Woods U.S.A. LLC/Finance Co.(b) 02/15/21	6.875%	296,000	293,040
Beazer Homes USA, Inc. 02/01/23	7.250%	592,000	571,280
Brookfield Residential Properties, Inc. /U.S. Corp.(b) 07/01/22	6.125%	894,000	887,295
KB Home 03/15/20	8.000%	332,000	365,200
09/15/22	7.500%	845,000	887,250
Meritage Homes Corp. 03/01/18	4.500%	1,527,000	1,515,548
04/01/22	7.000%	1,000,000	1,060,000
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	1,535,000	1,700,012
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	1,529,000	1,689,545
04/15/20	7.750%	474,000	523,770
04/15/21	5.250%	1,107,000	1,079,325
Woodside Homes Co. LLC/Finance, Inc. Senior Unsecured(b) 12/15/21	6.750%	1,047,000	1,036,530
Total			11,608,795
Independent Energy 5.7%
Antero Resources Finance Corp.(b)(g) 11/01/21	5.375%	1,300,000	1,321,125
Athlon Holdings LP/Finance Corp.(b) 04/15/21	7.375%	1,766,000	1,845,470
Aurora U.S.A. Oil & Gas, Inc.(b) 04/01/20	7.500%	4,646,000	4,796,995
Canadian Oil Sands Ltd. Senior Unsecured(b) 04/01/22	4.500%	3,810,000	3,875,707
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,747,000	1,912,965
Chesapeake Energy Corp. 08/15/20	6.625%	5,020,000	5,660,050
02/15/21	6.125%	5,751,000	6,282,967
03/15/23	5.750%	3,754,000	3,979,240
Comstock Resources, Inc. 06/15/20	9.500%	5,358,000	5,947,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Concho Resources, Inc. 01/15/21	7.000%		3,680,000	4,103,200
01/15/22	6.500%		1,059,000	1,156,958
04/01/23	5.500%		3,842,000	3,986,075
Continental Resources, Inc. 04/01/21	7.125%		3,095,000	3,466,400
09/15/22	5.000%		8,978,000	9,348,342
04/15/23	4.500%		6,809,000	6,868,579
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%		425,000	478,125
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%		2,382,000	2,751,210
Kodiak Oil & Gas Corp. 12/01/19	8.125%		3,798,000	4,215,780
Kodiak Oil & Gas Corp.(b) 01/15/21	5.500%		5,078,000	5,204,950
02/01/22	5.500%		5,445,000	5,553,900
Laredo Petroleum, Inc. 02/15/19	9.500%		6,085,000	6,799,987
05/01/22	7.375%		2,869,000	3,105,692
MEG Energy Corp.(b) 01/30/23	6.375%		1,195,000	1,202,469
03/31/24	7.000%		1,891,000	1,933,548
Novatek Finance Ltd.(b) Senior Unsecured 02/21/17	7.750%	RUB	61,400,000	1,910,075
02/03/21	6.604%		300,000	333,859
Oasis Petroleum, Inc. 02/01/19	7.250%		3,349,000	3,600,175
11/01/21	6.500%		3,320,000	3,593,900
01/15/23	6.875%		2,463,000	2,672,355
Oasis Petroleum, Inc.(b) 03/15/22	6.875%		1,759,000	1,899,720
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%		4,244,000	4,541,080
10/01/22	5.375%		5,098,000	4,983,295
05/01/23	5.250%		1,190,000	1,145,375
SM Energy Co. Senior Unsecured 11/15/21	6.500%		1,297,000	1,407,245
01/01/23	6.500%		1,067,000	1,141,690
SM Energy Co.(b) Senior Unsecured 01/15/24	5.000%		2,115,000	2,067,413
Whiting Petroleum Corp. 10/01/18	6.500%		156,000	166,140
Whiting Petroleum Corp.(b) 03/15/21	5.750%		2,546,000	2,679,665

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zhaikmunai LLP 11/13/19	7.125%	3,025,000	3,221,625
Total			131,160,726
Integrated Energy 0.1%
Lukoil International Finance BV(b) 11/09/20	6.125%	2,300,000	2,531,114
Rosneft Finance SA(b) 03/13/18	7.875%	425,000	495,177
Total			3,026,291
Lodging 0.3%
Choice Hotels International, Inc. 07/01/22	5.750%	1,055,000	1,110,388
Hilton Worldwide Finance/Corp.(b) 10/15/21	5.625%	2,472,000	2,539,980
Playa Resorts Holding BV Senior Unsecured(b) 08/15/20	8.000%	2,855,000	3,037,315
Total			6,687,683
Media Cable 1.2%
CCO Holdings LLC/Capital Corp. 04/30/20	8.125%	1,615,000	1,768,425
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	5,826,000	6,364,905
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	1,175,000	1,333,625
09/15/22	5.875%	1,330,000	1,331,663
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	2,149,000	2,229,588
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/42	5.150%	2,525,000	2,266,733
DISH DBS Corp. 06/01/21	6.750%	6,343,000	6,866,297
07/15/22	5.875%	3,042,000	3,114,247
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	2,727,000	2,638,372
Time Warner Cable, Inc. 09/15/42	4.500%	425,000	318,552
Videotron Ltd. 07/15/22	5.000%	58,000	56,985
WaveDivision Escrow LLC/Corp. Senior Unsecured(b) 09/01/20	8.125%	70,000	73,500
Total			28,362,892

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Non-Cable 4.3%
AMC Networks, Inc. 07/15/21	7.750%	5,832,000	6,561,000
12/15/22	4.750%	3,947,000	3,818,723
British Sky Broadcasting Group PLC(b) 11/26/22	3.125%	7,345,000	6,987,835
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	3,722,000	3,749,915
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	5,303,000	5,660,952
11/15/22	6.500%	4,779,000	5,017,950
DigitalGlobe, Inc.(b) 02/01/21	5.250%	746,000	721,755
Hughes Satellite Systems Corp. 06/15/21	7.625%	585,000	640,575
Senior Secured 06/15/19	6.500%	4,440,000	4,761,900
Intelsat Jackson Holdings SA 04/01/19	7.250%	395,000	425,613
10/15/20	7.250%	1,620,000	1,757,700
Senior Unsecured 04/01/21	7.500%	2,660,000	2,899,400
Intelsat Luxembourg SA(b) 06/01/21	7.750%	1,134,000	1,196,370
06/01/23	8.125%	3,210,000	3,402,600
Lamar Media Corp. 05/01/23	5.000%	3,588,000	3,417,570
MDC Partners, Inc.(b) 04/01/20	6.750%	2,824,000	2,936,960
NBCUniversal Media LLC 04/01/21	4.375%	2,660,000	2,898,748
01/15/43	4.450%	3,775,000	3,570,554
News America, Inc. 09/15/22	3.000%	6,840,000	6,529,156
12/15/35	6.400%	150,000	171,409
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	2,784,000	2,867,520
Nielsen Finance LLC/Co. 10/01/20	4.500%	5,697,000	5,583,060
Reed Elsevier Capital, Inc. 10/15/22	3.125%	2,455,000	2,303,006
Starz LLC/Finance Corp. 09/15/19	5.000%	597,000	602,970
TCM Sub LLC(b) 01/15/15	3.550%	5,510,000	5,676,409
Univision Communications, Inc.(b) 05/15/21	8.500%	2,106,000	2,332,395

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured 11/01/20	7.875%	5,533,000	6,155,462
09/15/22	6.750%	962,000	1,048,580
05/15/23	5.125%	4,852,000	4,803,480
Total			98,499,567
Metals 1.4%
Alpha Natural Resources, Inc. 04/15/18	9.750%	1,366,000	1,406,980
06/01/19	6.000%	178,000	152,635
06/01/21	6.250%	178,000	150,855
ArcelorMittal Senior Unsecured 02/25/22	6.750%	4,364,000	4,746,591
Arch Coal, Inc. 06/15/19	9.875%	3,003,000	2,552,550
06/15/21	7.250%	151,000	115,137
CONSOL Energy, Inc. 03/01/21	6.375%	140,000	146,650
Calcipar SA Senior Secured(b) 05/01/18	6.875%	3,797,000	3,986,850
FMG Resources August 2006 Proprietary Ltd.(b) 11/01/19	8.250%	5,542,000	6,144,692
FQM Akubra, Inc.(b) 06/01/20	8.750%	4,985,000	5,508,425
06/01/21	7.500%	1,464,000	1,551,840
JMC Steel Group, Inc. Senior Notes(b) 03/15/18	8.250%	2,108,000	2,094,825
Peabody Energy Corp. 11/15/18	6.000%	930,000	981,150
Samarco Mineracao SA Senior Unsecured(b) 10/24/23	5.750%	500,000	500,000
Vale Overseas Ltd. 01/11/22	4.375%	2,600,000	2,544,147
Total			32,583,327
Non-Captive Consumer 0.4%
Provident Funding Associates LP/PFG Finance Corp.(b) 06/15/21	6.750%	3,196,000	3,267,910
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	2,264,000	2,450,780
Springleaf Finance Corp.(b) Senior Unsecured 10/01/21	7.750%	1,220,000	1,311,500
10/01/23	8.250%	1,220,000	1,326,750
Total			8,356,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Diversified 1.4%
Air Lease Corp. 03/01/20	4.750%	3,093,000	3,131,663
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	3,125,000	3,546,875
Senior Unsecured 02/15/19	5.500%	6,682,000	7,216,560
General Electric Capital Corp. Senior Unsecured 01/09/23	3.100%	9,605,000	9,258,941
International Lease Finance Corp. Senior Unsecured 04/01/19	5.875%	853,000	917,959
05/15/19	6.250%	1,589,000	1,732,010
12/15/20	8.250%	4,098,000	4,840,763
01/15/22	8.625%	2,266,000	2,741,860
Total			33,386,631
Oil Field Services 0.8%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	7,458,000	7,980,060
Green Field Energy Services, Inc.(b)(c)(e)(h) Secured 11/15/16	13.000%	93,000	46,500
11/15/16	13.000%	3,895,000	1,947,500
Oil States International, Inc. 06/01/19	6.500%	2,681,000	2,855,265
Oil States International, Inc.(b) 01/15/23	5.125%	1,771,000	1,970,238
Pacific Drilling SA Senior Secured(b) 06/01/20	5.375%	4,183,000	4,214,372
Total			19,013,935
Other Financial Institutions 0.1%
FTI Consulting, Inc. 11/15/22	6.000%	859,000	876,180
Patriot Merger Corp. Senior Unsecured(b) 07/15/21	9.000%	980,000	1,019,200
Total			1,895,380
Other Industry 0.2%
Interline Brands, Inc. 11/15/18	7.500%	3,498,000	3,703,507
Unifrax I LLC/Holding Co.(b) 02/15/19	7.500%	1,487,000	1,505,588
Total			5,209,095

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.4%
Plastipak Holdings, Inc. Senior Unsecured(b) 10/01/21	6.500%	3,191,000	3,318,640
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	4,344,000	4,805,550
Senior Secured 08/15/19	7.875%	2,069,000	2,286,245
Total			10,410,435
Pharmaceuticals 0.5%
Capsugel SA Senior Unsecured PIK(b)(g) 05/15/19	7.000%	788,000	788,000
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	912,000	1,023,720
Valeant Pharmaceuticals International(b) 10/15/20	6.375%	4,197,000	4,469,805
Senior Unsecured 08/15/18	6.750%	1,757,000	1,923,915
07/15/21	7.500%	3,913,000	4,343,430
Total			12,548,870
Property & Casualty 1.2%
Alleghany Corp. Senior Unsecured 06/27/22	4.950%	2,000,000	2,146,180
CNA Financial Corp. Senior Unsecured 08/15/20	5.875%	2,000,000	2,320,476
HUB International Ltd. Senior Unsecured(b) 10/01/21	7.875%	4,819,000	4,975,618
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	8,205,000	8,674,605
06/15/23	4.250%	5,935,000	5,937,890
Loews Corp. Senior Unsecured 05/15/23	2.625%	3,910,000	3,618,771
Total			27,673,540
Railroads 0.4%
Burlington Northern Santa Fe LLC Senior Unsecured 03/15/43	4.450%	3,005,000	2,788,325
09/01/43	5.150%	1,035,000	1,065,737

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSX Corp. Senior Unsecured 04/15/41	5.500%	3,205,000	3,434,625
03/15/44	4.100%	1,100,000	955,995
Total			8,244,682
REITs 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	2,451,000	2,469,383
Duke Realty LP 08/15/19	8.250%	200	251
Total			2,469,634
Restaurants 0.4%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	1,800,000	1,859,204
11/01/21	3.750%	3,050,000	3,096,564
11/01/23	3.875%	4,440,000	4,426,032
Total			9,381,800
Retailers 0.6%
AutoNation, Inc. 02/01/20	5.500%	186,000	198,090
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	2,466,000	2,761,920
Claire's Stores, Inc. Senior Secured(b) 03/15/20	6.125%	1,662,000	1,674,465
J. Crew Group, Inc. Senior Unsecured PIK(b)(g) 05/01/19	7.750%	1,375,000	1,383,594
Neiman Marcus Group, Inc. (The) PIK(b) 10/15/21	8.750%	711,000	730,553
Neiman Marcus Group, Inc. (The)(b) 10/15/21	8.000%	854,000	874,282
Rite Aid Corp. 06/15/21	6.750%	4,225,000	4,467,937
Senior Unsecured 02/15/27	7.700%	919,000	941,975
Total			13,032,816
Technology 2.2%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	2,329,000	2,401,781
04/01/20	6.375%	1,321,000	1,387,050
Ancestry.com, Inc. Senior Unsecured PIK(b) 10/15/18	9.625%	1,495,000	1,521,163
Anixter, Inc. 05/01/19	5.625%	650,000	682,500

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Audatex North America, Inc.(b)(g) 06/15/21	6.000%	956,000	987,070
11/01/23	6.125%	956,000	970,340
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	1,817,000	1,957,817
CDW LLC/Finance Corp. 04/01/19	8.500%	2,830,000	3,134,225
Cardtronics, Inc. 09/01/18	8.250%	2,916,000	3,163,860
DuPont Fabros Technology LP Senior Unsecured(b) 09/15/21	5.875%	1,028,000	1,053,700
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	1,054,000	1,057,953
07/15/21	7.000%	1,055,000	1,152,588
04/01/23	5.375%	4,580,000	4,545,650
First Data Corp. 01/15/21	12.625%	4,884,000	5,634,915
First Data Corp.(b) 08/15/21	11.750%	980,000	997,150
Secured 01/15/21	8.250%	2,681,000	2,855,265
Senior Secured 08/15/20	8.875%	5,745,000	6,405,675
First Data Corp.(b)(g) 08/15/21	11.750%	1,205,000	1,226,088
Freescale Semiconductor, Inc. Senior Secured(b)(g) 01/15/22	6.000%	3,310,000	3,347,237
NCR Corp. 07/15/22	5.000%	1,045,000	1,029,325
Nuance Communications, Inc.(b) 08/15/20	5.375%	4,623,000	4,588,327
VeriSign, Inc. 05/01/23	4.625%	1,734,000	1,688,482
Total			51,788,161
Textile —%
Quiksilver Inc./QS Wholesale Inc.(b) 08/01/20	10.000%	457,000	498,130
Senior Secured 08/01/18	7.875%	331,000	354,170
Total			852,300
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	1,775,000	1,934,750
03/15/20	9.750%	1,330,000	1,556,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ERAC U.S.A. Finance LLC(b) 10/01/20	5.250%	1,150,000	1,280,428
03/15/42	5.625%	415,000	427,451
Hertz Corp. (The) 04/15/19	6.750%	1,200,000	1,294,500
10/15/20	5.875%	1,295,000	1,362,988
01/15/21	7.375%	2,028,000	2,251,080
LBC Tank Terminals Holding Netherlands BV(b) 05/15/23	6.875%	3,462,000	3,626,445
Total			13,733,742
Wireless 2.9%
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	4,178,000	4,136,220
MetroPCS Wireless, Inc.(b) 04/01/23	6.625%	1,804,000	1,885,180
NII Capital Corp. 04/01/21	7.625%	2,145,000	1,244,100
NII International Telecom SCA(b) 08/15/19	7.875%	996,000	866,520
08/15/19	11.375%	10,848,000	10,305,600
SBA Communications Corp. Senior Unsecured 10/01/19	5.625%	378,000	388,395
SBA Telecommunications, Inc. 07/15/20	5.750%	4,581,000	4,764,240
Sprint Communications, Inc. Senior Unsecured 08/15/20	7.000%	290,000	311,025
11/15/22	6.000%	320,000	315,200
Sprint Communications, Inc.(b) 11/15/18	9.000%	6,868,000	8,327,450
03/01/20	7.000%	4,701,000	5,218,110
Sprint Corp.(b) 09/15/21	7.250%	4,464,000	4,809,960
09/15/23	7.875%	4,464,000	4,843,440
T-Mobile USA, Inc. 04/28/20	6.542%	783,000	829,980
04/28/21	6.633%	1,819,000	1,923,593
04/28/22	6.731%	2,148,000	2,268,825
04/28/23	6.836%	457,000	483,278
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	2,005,000	1,937,008
VimpelCom Holdings BV(b) 02/13/18 9.000% RUB 71,400,000 2,256,089 03/01/22	7.504%	1,000,000	1,072,500

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA Senior Secured(b) 04/30/20	6.500%	7,994,000	8,233,820
Total			66,420,533
Wirelines 2.7%
AT&T, Inc. Senior Unsecured 06/15/45	4.350%	8,210,000	6,784,596
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	6,715,000	6,983,600
EarthLink, Inc. Senior Secured 06/01/20	7.375%	1,832,000	1,818,260
Frontier Communications Corp. Senior Unsecured 10/01/18	8.125%	935,000	1,077,588
04/15/20	8.500%	2,050,000	2,342,125
07/01/21	9.250%	2,622,000	3,090,682
04/15/22	8.750%	953,000	1,088,803
04/15/24	7.625%	978,000	1,031,790
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	2,857,000	3,314,120
06/01/19	8.875%	756,000	824,985
Level 3 Financing, Inc. 04/01/19	9.375%	2,778,000	3,104,415
07/01/19	8.125%	1,656,000	1,825,740
06/01/20	7.000%	1,828,000	1,951,390
07/15/20	8.625%	1,865,000	2,112,112
Level 3 Financing, Inc.(b)(g) 01/15/21	6.125%	1,312,000	1,334,960
Qtel International Finance Ltd.(b) 06/10/19	7.875%	600,000	746,414
10/19/25	5.000%	1,900,000	1,944,074
Verizon Communications, Inc. Senior Unsecured 09/15/23	5.150%	1,210,000	1,312,835
11/01/42	3.850%	8,595,000	7,026,659
09/15/43	6.550%	6,145,000	7,129,497
Windstream Corp. 09/01/18	8.125%	1,485,000	1,607,513
10/15/20	7.750%	2,188,000	2,346,630
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	1,927,000	2,225,685
Total			63,024,473
Total Corporate Bonds & Notes (Cost: $1,124,342,888)			1,156,628,054
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Residential Mortgage-Backed Securities — Agency 8.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(c)(i)(j) CMO IO STRIPS Series 277 Class S6 09/15/42	5.876%	9,397,874	2,016,879
CMO IO STRIPS Series 281 Class S1 10/15/42	5.826%	17,088,651	3,842,663
CMO IO Series 2957 Class SW 04/15/35	5.826%	7,505,258	1,322,043
CMO IO Series 3122 Class IS 03/15/36	6.526%	6,661,848	941,711
CMO IO Series 3550 Class EI 07/15/39	6.226%	9,296,583	1,372,080
CMO IO Series 3761 Class KS 06/15/40	5.826%	9,435,875	1,258,815
CMO IO Series 4091 Class SH 08/15/42	6.376%	13,695,974	3,492,135
CMO IO Series 4093 Class SD 01/15/38	6.526%	28,088,682	6,496,511
Federal Home Loan Mortgage Corp.(i) 05/01/21	5.000%	2,640,659	2,808,369
01/01/20	10.500%	3,283	3,302
Federal Home Loan Mortgage Corp.(i)(j) CMO IO Series 304 Class C69 12/15/42	4.000%	19,360,648	4,351,598
CMO IO Series 4120 Class AI 11/15/39	3.500%	17,503,835	3,140,577
CMO IO Series 4121 Class IA 01/15/41	3.500%	15,503,700	3,363,861
Federal National Mortgage Association(c)(i)(j) CMO IO Series 2006-5 Class N1 08/25/34	2.111%	26,214,555	1,460,237
CMO IO Series 2006-5 Class N2 02/25/35	2.159%	36,467,527	2,535,036
CMO IO Series 2010-135 Class MS 12/25/40	5.780%	6,123,159	1,281,591
CMO IO Series 2012-80 Class AS 02/25/39	5.880%	16,394,358	3,113,807
CMO IO Series 2012-87 Class SQ 08/25/42	6.130%	10,705,199	2,646,843
Federal National Mortgage Association(g)(i) 11/01/28	3.000%	19,000,000	19,733,282
11/01/28- 11/01/43	3.500%	38,000,000	39,774,961
Federal National Mortgage Association(i) 05/01/41- 06/01/42	4.000%	20,476,661	21,534,004
12/01/20	4.500%	121,541	129,190
05/01/33- 06/01/34	5.000%	3,940,297	4,283,350
02/01/35	5.500%	192,222	209,930
04/01/34- 02/01/37	6.000%	2,340,596	2,565,715
12/01/31- 11/01/36	6.500%	4,315,387	4,818,213
10/01/37- 07/01/38	7.000%	423,166	483,683
04/01/14	10.000%	1,507	1,511

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(i)(j) CMO IO Series 2012-118 Class BI 12/25/39	3.500%	27,654,102	4,870,540
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	10,323,013	1,949,093
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	13,989,213	2,680,281
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	23,047,740	3,947,718
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	8,858,125	2,039,480
Federal National Mortgage Association(i)(k) 07/01/40	4.500%	9,102,517	9,803,049
Government National Mortgage Association(c)(i)(j) CMO IO Series 2012-41 Class SA 03/20/42	6.428%	20,542,390	4,980,494
CMO IO Series 2012-48 Class SA 04/16/42	6.475%	4,050,067	873,912
Government National Mortgage Association(g)(i) 11/01/43	3.000%	11,000,000	10,963,907
Government National Mortgage Association(i)(j) CMO IO Series 2012-94 Class BI 05/20/37	4.000%	25,881,378	4,700,793
Total Residential Mortgage-Backed Securities — Agency (Cost: $182,892,677)			185,791,164
Residential Mortgage-Backed Securities — Non-Agency 5.3%
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b)(i) 05/25/47	4.000%	8,625,889	8,809,189
BCAP LLC Trust(b)(c)(i) CMO Series 2010-RR7 Class 17A7 03/26/36	5.023%	1,769,159	1,530,827
CMO Series 2013-RR3 Class 6A5 03/26/36	2.856%	5,625,863	5,523,540
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	6,095,893	6,076,872
Series 2013-RR1 Class 10A1 10/26/36	3.000%	4,554,494	4,471,766
BCAP LLC Trust(b)(i) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	2,640,000	2,608,111
Banc of America Funding Corp. CMO Series 2012-R5 Class A(b)(c)(i) 10/03/39	0.439%	6,484,180	6,322,841

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund Trust IIB LP(b)(c)(i) CMO Series 2012-6NPL Class A 01/28/33	2.981%	6,154,118	6,123,348
Series 2012-4NPL Class A 07/28/32	3.475%	3,223,058	3,235,087
Series 2012-5NPL Class A 10/28/32	2.981%	7,002,215	7,039,469
Castle Peak Loan Trust CMO Series 2012-1A Class A1(b)(i) 05/25/52	5.000%	4,996,678	4,996,678
Citigroup Mortgage Loan Trust, Inc.(b)(c)(i) CMO Series 2009-3 Class 4A3 10/25/33	2.428%	6,105,977	5,489,976
CMO Series 2009-4 Class 9A2 03/25/36	2.618%	3,040,248	2,533,253
CMO Series 2010-6 Class 2A2 09/25/35	2.670%	1,143,314	1,040,590
CMO Series 2010-6 Class 3A2 07/25/36	2.614%	4,920,000	4,654,328
CMO Series 2010-7 Class 3A4 12/25/35	6.382%	2,185,000	2,208,531
CMO Series 2013-2 Class 1A1 11/25/37	5.934%	5,200,897	5,389,954
Citigroup Mortgage Loan Trust, Inc.(b)(i) CMO Series 2012-A Class A 06/25/51	2.500%	6,170,884	6,016,612
Credit Suisse Mortgage Capital Certificates(b)(c)(i) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	8,522,738	8,466,600
CMO Series 2011-7R Class A1 08/28/47	1.429%	1,999,202	1,993,671
Series 2012-11 Class 3A2 06/29/47	1.179%	8,599,883	7,973,708
Credit Suisse Mortgage Capital Certificates(b)(i) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	3,000,000	2,941,455
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	4,000,000	3,970,704
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(i) 04/25/33	5.500%	1,815,944	1,844,269
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(c)(i) 04/26/37	4.500%	1,312,000	1,323,409
PennyMac Loan Trust Series 2012-NPL1 Class A(b)(c)(i) 05/28/52	3.422%	4,381,674	4,360,607
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(b)(c)(i) 06/27/32	4.000%	424,553	425,067

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(c)(i) 08/26/52	2.734%	5,292,314	5,328,633
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2005-18 Class 2A6(i) 01/25/36	5.500%	171,176	170,253
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $121,522,446)			122,869,348
Commercial Mortgage-Backed Securities — Non-Agency 0.6%
Bear Stearns Commercial Mortgage Securities Series 2005-T18 Class A4(c)(i) 02/13/42	4.933%	1,636,239	1,700,985
ORES NPL LLC Series 2013-LV2 Class A(b)(i) 09/25/25	3.081%	5,718,693	5,719,499
Rialto Real Estate Fund Series 2013-LT2 Class A(b)(i) 05/22/28	2.833%	5,592,756	5,597,924
S2 Hospitality LLC Series 2012-LV1 Class A(b)(i) 04/15/25	4.500%	300,130	300,130
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(i) 08/15/39	5.560%	26,175	27,152
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $13,232,735)			13,345,690
Asset-Backed Securities — Non-Agency 0.2%
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b) 11/15/16	1.640%	2,462,032	2,462,058
GMAC Mortgage Corp Loan Trust Series 2004-HE5 Class A5 (FGIC)(c) 09/25/34	5.865%	1,640,400	1,687,167
Total Asset-Backed Securities — Non-Agency (Cost: $4,102,342)			4,149,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Inflation-Indexed Bonds(a) 1.8%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United States 1.1%
U.S. Treasury Inflation-Indexed Bond 01/15/23	0.125%		19,829,107	19,379,858
02/15/43	0.625%		7,822,652	6,479,965
Total				25,859,823
Uruguay 0.7%
Uruguay Government International Bond 04/05/27	4.250%	UYU	111,917,002	5,564,425
Senior Unsecured 12/15/28	4.375%	UYU	213,969,197	10,809,130
Total				16,373,555
Total Inflation-Indexed Bonds (Cost: $44,725,658)				42,233,378
U.S. Treasury Obligations 2.1%
U.S. Treasury 02/28/15	0.250%		14,417,000	14,425,449
07/31/16	1.500%		14,000,000	14,376,250
05/15/23	1.750%		1,040,000	971,343
02/15/43	3.125%		4,565,000	4,134,178
05/15/43	2.875%		16,070,000	13,787,558
Total U.S. Treasury Obligations (Cost: $47,180,593)				47,694,778

Foreign Government Obligations(a)(r) 22.8%

Argentina 0.5%
Argentina Boden Bonds 10/03/15	7.000%		2,275,000	2,153,288
Argentina Bonar Bonds 04/17/17	7.000%		4,637,000	4,034,190
Provincia de Buenos Aires Senior Unsecured(b) 01/26/21	10.875%		2,490,000	2,290,800
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		2,570,000	2,390,100
Total				10,868,378
Australia 0.9%
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	12,750,000	12,929,603
06/15/20	6.000%	AUD	8,300,000	8,714,822
Total				21,644,425

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 1.1%
Brazil Notas do Tesouro Nacional Senior Notes 01/01/17	10.000%	BRL	7,339,000	3,268,409
Brazilian Government International Bond 08/17/40	11.000%		2,700,000	3,149,550
Senior Unsecured 01/05/24	8.500%	BRL	6,700,000	2,729,109
01/20/34	8.250%		6,260,000	8,357,100
Morgan Stanley Senior Unsecured 10/22/20	11.500%	BRL	6,285,000	2,763,065
Morgan Stanley(b) Senior Unsecured 05/03/17	10.090%	BRL	1,855,000	801,139
Petrobras Global Finance BV 05/20/23	4.375%		1,000,000	924,094
Petrobras International Finance Co. 01/27/21	5.375%		2,900,000	2,945,795
01/20/40	6.875%		1,400,000	1,401,284
Total				26,339,545
Chile —%
Empresa Nacional del Petroleo Senior Unsecured(b) 07/08/19	6.250%		600,000	658,663
Colombia 1.0%
Bogota Distrito Capital Senior Unsecured(b) 07/26/28	9.750%	COP	200,000,000	133,961
Colombia Government International Bond Senior Unsecured 05/21/24	8.125%		790,000	1,046,750
06/28/27	9.850%	COP	300,000,000	211,562
01/18/41	6.125%		4,200,000	4,714,368
Corporación Andina de Fomento 06/15/22	4.375%		1,150,000	1,165,759
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		3,855,000	4,645,275
Empresa de Energia de Bogota SA Senior Unsecured(b) 11/10/21	6.125%		1,524,000	1,596,999
Empresas Publicas de Medellin ESP(b) Senior Unsecured 07/29/19	7.625%		100,000	119,000
02/01/21	8.375%	COP	13,266,000,000	7,301,260
Transportadora de Gas Internacional SA ESP Senior Unsecured(b) 03/20/22	5.700%		2,800,000	2,929,859
Total				23,864,793

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Dominican Republic 0.5%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b) 02/01/23	7.000%		2,750,000	2,619,375
Dominican Republic International Bond(b) 07/05/19	15.000%	DOP	73,000,000	1,831,434
Senior Unsecured 05/06/21	7.500%		2,625,000	2,916,711
04/18/24	5.875%		1,800,000	1,737,455
04/20/27	8.625%		2,900,000	3,252,350
Total				12,357,325
El Salvador 0.1%
El Salvador Government International Bond(b) Senior Unsecured 04/10/32	8.250%		400,000	456,000
06/15/35	7.650%		490,000	518,175
02/01/41	7.625%		1,500,000	1,576,500
Total				2,550,675
Finland 0.1%
Finland Government Bond Senior Unsecured 07/04/15	4.250%	EUR	1,920,000	2,784,472
France 0.9%
France Government Bond OAT 04/25/17	3.750%	EUR	2,900,000	4,363,901
10/25/18	4.250%	EUR	1,900,000	2,989,786
04/25/22	3.000%	EUR	1,600,000	2,357,487
04/25/29	5.500%	EUR	4,320,000	7,810,235
French Treasury Note 07/12/15	2.000%	EUR	1,970,000	2,754,100
Total				20,275,509
Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		3,639,000	3,839,623
Germany 0.3%
Bundesrepublik Deutschland 07/04/17	4.250%	EUR	1,350,000	2,094,158
01/04/18	4.000%	EUR	880,000	1,371,665
01/04/19	3.750%	EUR	1,300,000	2,042,438
07/04/21	3.250%	EUR	680,000	1,061,575
Total				6,569,836

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Guatemala 0.5%
Guatemala Government Bond(b) Senior Unsecured 06/06/22	5.750%		4,500,000	4,774,500
02/13/28	4.875%		6,478,000	6,089,320
Total				10,863,820
Hungary 0.3%
Hungary Government International Bond Senior Unsecured 02/19/18	4.125%		2,000,000	2,007,306
Magyar Export-Import Bank Zrt(b) 02/12/18	5.500%		5,000,000	5,138,005
Total				7,145,311
Indonesia 1.9%
Indonesia Government International Bond(b) Senior Unsecured 05/04/14	10.375%		6,180,000	6,442,650
04/20/15	7.250%		1,300,000	1,400,750
03/13/20	5.875%		11,125,000	12,265,312
Indonesia Treasury Bond Senior Unsecured 06/15/15	9.500%	IDR	11,920,000,000	1,109,255
07/15/17	10.000%	IDR	15,043,000,000	1,457,259
09/15/19	11.500%	IDR	36,600,000,000	3,896,208
11/15/20	11.000%	IDR	2,000,000,000	212,734
06/15/21	12.800%	IDR	17,200,000,000	1,991,218
09/15/25	11.000%	IDR	16,500,000,000	1,818,696
05/15/27	7.000%	IDR	11,380,000,000	938,707
Majapahit Holding BV(b) 06/28/17	7.250%		562,000	633,681
01/20/20	7.750%		1,100,000	1,265,369
06/29/37	7.875%		2,780,000	3,099,700
PT Pertamina Persero(b) Senior Unsecured 05/03/22	4.875%		1,600,000	1,540,000
05/20/23	4.300%		4,788,000	4,369,050
PT Perusahaan Listrik Negara Senior Unsecured(b) 11/22/21	5.500%		1,678,000	1,691,237
Perusahaan Penerbit SBSN Senior Unsecured(b) 04/23/14	8.800%		700,000	721,875
Total				44,853,701
Italy 0.1%
Italy Buoni Poliennali Del Tesoro 09/01/22	5.500%	EUR	1,000,000	1,523,259

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 0.5%
KazMunayGas National Co. JSC(b) Senior Unsecured 07/02/18	9.125%		3,980,000	4,875,898
05/05/20	7.000%		400,000	457,550
04/09/21	6.375%		2,500,000	2,782,413
04/30/23	4.400%		4,287,000	4,074,631
Total				12,190,492
Latvia 0.1%
Republic of Latvia Senior Unsecured(b) 06/16/21	5.250%		1,250,000	1,363,075
Lithuania 0.3%
Lithuania Government International Bond(b) Senior Unsecured 09/14/17	5.125%		2,150,000	2,359,767
03/09/21	6.125%		1,550,000	1,779,388
02/01/22	6.625%		2,550,000	3,031,234
Total				7,170,389
Mexico 2.3%
Mexican Bonos 12/17/15	8.000%	MXN	14,850,000	1,230,472
06/16/16	6.250%	MXN	29,600,000	2,379,927
12/15/16	7.250%	MXN	6,590,000	545,773
12/14/17	7.750%	MXN	9,500,000	805,731
12/13/18	8.500%	MXN	36,260,000	3,195,671
06/11/20	8.000%	MXN	86,530,000	7,561,504
06/10/21	6.500%	MXN	46,850,000	3,761,042
06/09/22	6.500%	MXN	102,300,000	8,146,277
06/03/27	7.500%	MXN	44,450,000	3,720,380
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		2,350,000	2,661,375
Pemex Finance Ltd. Senior Unsecured 11/15/18	9.150%		2,485,000	2,961,057
Senior Unsecured (NPFGC) 08/15/17	10.610%		1,650,000	1,912,998
Pemex Project Funding Master Trust 03/01/18	5.750%		2,870,000	3,200,050
01/21/21	5.500%		3,750,000	4,087,500
06/15/35	6.625%		870,000	943,950
06/15/38	6.625%		450,000	486,000
Petroleos Mexicanos 05/03/19	8.000%		600,000	733,200
11/24/21	7.650%	MXN	26,200,000	2,122,663
06/02/41	6.500%		2,500,000	2,662,500
Total				53,118,070

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Morocco 0.1%
Morocco Government International Bond Senior Unsecured(b) 12/11/22	4.250%		2,317,000	2,196,049
Netherlands 0.2%
Netherlands Government Bond(b) 07/15/16	4.000%	EUR	3,735,000	5,563,779
New Zealand 0.4%
New Zealand Government Bond Senior Unsecured 03/15/19	5.000%	NZD	5,000,000	4,306,391
05/15/21	6.000%	NZD	6,100,000	5,552,788
Total				9,859,179
Norway 0.6%
Norway Government Bond 05/24/23	2.000%	NOK	81,000,000	12,686,673
Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b) 04/25/23	4.950%		1,236,346	1,224,334
Peru 0.5%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,900,000	2,934,472
Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(l) 05/31/18	0.000%		1,859,602	1,723,760
Peruvian Government International Bond Senior Unsecured 11/21/33	8.750%		4,508,000	6,572,664
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	3,100,000	1,300,569
Total				12,531,465
Philippines 0.3%
Philippine Government International Bond Senior Unsecured 01/15/19	9.875%		70,000	94,063
03/30/26	5.500%		3,825,000	4,379,625
01/14/31	7.750%		200,000	269,000
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b) 12/02/24	7.390%		1,390,000	1,738,021
Total				6,480,709

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Poland 0.6%
Poland Government Bond 10/25/19	5.500%	PLN	23,100,000	8,210,742
Poland Government International Bond Senior Unsecured 07/15/19	6.375%		1,470,000	1,733,130
04/21/21	5.125%		1,000,000	1,102,500
03/23/22	5.000%		2,950,000	3,226,562
Total				14,272,934
Qatar 0.2%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		3,260,000	3,504,500
Republic of Namibia 0.2%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		4,100,000	4,315,250
Republic of the Congo —%
Republic of Congo Senior Unsecured(c) 06/30/29	3.500%		465,500	400,330
Romania 0.5%
Romanian Government International Bond(b) Senior Unsecured 02/07/22	6.750%		4,800,000	5,558,027
08/22/23	4.375%		5,312,000	5,193,935
Total				10,751,962
Russian Federation 2.6%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b) 09/19/22	4.375%		4,800,000	4,507,054
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 11/22/16	6.212%		400,000	439,560
04/11/18	8.146%		4,535,000	5,339,962
01/23/21	5.999%		4,000,000	4,270,000
03/07/22	6.510%		4,535,000	4,977,162
08/16/37	7.288%		300,000	333,000
Rosneft International Finance Ltd. Senior Unsecured(b) 03/06/22	4.199%		900,000	843,750
Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b) 12/27/17	5.298%		1,700,000	1,764,242

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Russian Foreign Bond — Eurobond(b)(c) Senior Unsecured 03/31/30	7.500%		1,347,775	1,603,920
Russian Foreign Bond — Eurobond(c) Senior Unsecured 03/31/30	7.500%		13,735,150	16,345,515
Russian Railways via RZD Capital PLC Senior Unsecured 04/02/19	8.300%	RUB	153,700,000	4,845,247
Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/22	6.125%		6,900,000	7,480,626
VTB Bank OJSC Via VTB Capital SA Senior Unsecured(b) 04/12/17	6.000%		1,400,000	1,491,000
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/22/25	6.800%		5,810,000	6,332,900
Total				60,573,938
Slovenia 0.1%
Slovenia Government Bond(b) 05/10/23	5.850%		3,400,000	3,315,852
South Africa 0.1%
South Africa Government International Bond Senior Unsecured 01/17/24	4.665%		1,800,000	1,777,500
Transnet SOC Ltd. Senior Unsecured(b) 07/26/22	4.000%		1,100,000	980,002
Total				2,757,502
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		3,900,000	4,350,072
Export-Import Bank of Korea(b) 02/15/15	5.000%	IDR	8,000,000,000	671,443
Total				5,021,515
Supra-National 0.2%
Eurasian Development Bank Senior Unsecured 10/05/17	8.000%	RUB	176,500,000	5,460,475
Trinidad and Tobago 0.3%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		5,033,000	6,404,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey 1.2%
Export Credit Bank of Turkey Senior Unsecured(b) 04/24/19	5.875%		1,250,000	1,308,111
Turkey Government International Bond 01/14/41	6.000%		2,200,000	2,211,000
Senior Unsecured 09/26/16	7.000%		1,235,000	1,376,037
06/05/20	7.000%		850,000	981,750
03/30/21	5.625%		7,250,000	7,739,375
09/26/22	6.250%		550,000	606,375
03/23/23	3.250%		2,800,000	2,471,000
02/05/25	7.375%		8,680,000	10,155,600
03/17/36	6.875%		230,000	254,150
05/30/40	6.750%		1,500,000	1,638,750
Total				28,742,148
Ukraine —%
National JSC Naftogaz of Ukraine Government Guaranteed 09/30/14	9.500%		625,000	590,625
United Arab Emirates 0.3%
Abu Dhabi National Energy Co.(b) Senior Unsecured 12/13/21	5.875%		1,300,000	1,459,810
01/12/23	3.625%		2,200,000	2,068,000
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		3,050,000	3,370,043
Total				6,897,853
United Kingdom 0.4%
United Kingdom Gilt 09/07/21	3.750%	GBP	1,200,000	2,134,747
03/07/25	5.000%	GBP	3,510,000	6,870,297
Total				9,005,044
Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured 03/21/36	7.625%		725,000	929,813
Senior Unsecured PIK 01/15/33	7.875%		1,940,000	2,538,490
Total				3,468,303
Venezuela 1.9%
Petroleos de Venezuela SA 04/12/17	5.250%		11,540,000	9,260,850
11/02/17	8.500%		7,012,800	6,293,988
11/17/21	9.000%		6,078,521	4,984,387
Senior Unsecured 10/28/15	5.000%		4,526,329	3,926,590
10/28/16	5.125%		1,799,000	1,452,693

Foreign Government Obligations(a)(r) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venezuela Government International Bond Senior Unsecured 02/26/16	5.750%	2,050,000	1,824,500
08/23/22	12.750%	3,006,000	3,028,545
05/07/23	9.000%	14,874,000	12,085,125
Total			42,856,678
Total Foreign Government Obligations (Cost: $514,600,013)			528,862,951

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.1%
Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(e)(h)(m) 10/01/11	13.000%	2,820,000	1,296,833
Total Municipal Bonds (Cost: $2,820,000)			1,296,833

Senior Loans 6.9%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters U.S. Finance LLC Tranche B Term Loan(c)(n) 04/09/20	5.500%	1,019,875	1,027,524
TransDigm, Inc. Tranche C Term Loan(c)(n) 02/28/20	3.750%	742,503	742,659
Total			1,770,183
Airlines 0.1%
Continental Airlines, Inc. Tranche B Term Loan(c)(n) 04/01/19	4.000%	1,815,875	1,824,500
Automotive 0.2%
Chrysler Group LLC Tranche B Term Loan(c)(n) 05/24/17	4.250%	809,392	816,272
Federal-Mogul Corp.(c)(n) Tranche B Term Loan 12/29/14	2.127%	365,814	362,090
Tranche C Term Loan 12/28/15	2.127%	215,851	213,654

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(c)(n) 04/30/19	4.750%	625,000	631,769
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung Tranche C Term Loan(c)(n) 01/27/17	4.250%	675,000	677,808
Navistar, Inc. Tranche B Term Loan(c)(n) 08/17/17	5.750%	348,750	355,289
ThermaSys Corp. Term Loan(c)(n) 05/03/19	5.250%	894,375	888,785
Total			3,945,667
Brokerage 0.1%
Nuveen Investments, Inc.(c)(n) 1st Lien Tranche B Term Loan 05/13/17	4.182%	1,375,000	1,366,406
Tranche B 2nd Lien Term Loan 02/28/19	6.500%	425,000	416,500
Total			1,782,906
Building Materials 0.1%
Contech Engineered Solutions LLC Term Loan(c)(n) 04/29/19	6.250%	374,062	375,701
Roofing Supply Group LLC Term Loan(c)(n) 05/31/19	5.000%	592,020	594,980
Wilsonart LLC Term Loan(c)(n) 10/31/19	4.000%	570,688	564,387
Total			1,535,068
Chemicals 0.6%
AZ Chem U.S., Inc. Term Loan(c)(n) 12/22/17	5.250%	258,618	260,622
Allnex & Cy SCA Tranche B1 Term Loan(c)(n) 10/04/19	4.500%	344,792	346,302
Allnex U.S.A, Inc. Tranche B2 Term Loan(c)(n) 10/04/19	4.500%	178,896	179,679
Allnex U.S.A., Inc. 2nd Lien Term Loan(c)(n) 04/03/20	8.250%	250,000	256,875

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ascend Performance Materials Operations LLC Tranche B Term Loan(c)(n) 04/10/18	6.750%	791,960	750,382
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(c)(n) 02/01/20	4.750%	2,014,875	2,034,822
HII Holding Corp. 2nd Lien Term Loan(c)(n) 12/21/20	9.500%	1,350,000	1,350,000
INEOS U.S. Finance LLC Term Loan(c)(n) 05/04/18	4.000%	1,711,962	1,716,892
MacDermid, Inc. 1st Lien Tranche B Term Loan(c)(n) 06/07/20	4.000%	174,563	175,109
Nexeo Solutions LLC Term Loan(c)(n) 09/08/17	5.000%	916,189	903,024
Omnova Solutions, Inc. Tranche B1 Term Loan(c)(n) 05/31/18	4.250%	633,709	636,485
Oxea Finance & Cy S.C.A 1st Lien Tranche B2 Term Loan(c)(n) 01/15/20	4.250%	150,000	150,187
Oxea Finance & Cy SCA 2nd Lien Term Loan(c)(n) 07/15/20	8.250%	425,000	430,049
PQ Corp. Term Loan(c)(n) 08/07/17	4.500%	1,463,937	1,474,302
Tronox Pigments BV Term Loan(c)(n) 03/19/20	4.500%	433,449	437,047
Univar, Inc. Tranche B Term Loan(c)(n) 06/30/17	5.000%	1,963,412	1,930,290
Total			13,032,067
Construction Machinery —%
Douglas Dynamics LLC Term Loan(c)(n) 04/18/18	5.750%	649,890	649,890
Manitowoc Co., Inc. (The) Tranche B Term Loan(c)(n) 11/13/17	4.250%	107,928	107,793
Total			757,683

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.2%
Acosta, Inc. Tranche B Term Loan(c)(n) 03/02/18	5.000%	610,043	611,758
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(c)(n) 10/31/19	6.000%	545,875	545,875
Monitronics International, Inc. Tranche B Term Loan(c)(n) 03/23/18	4.250%	992,484	999,511
Pre-Paid Legal Services, Inc. Term Loan(c)(n) 07/01/19	6.250%	413,710	412,030
Sabre, Inc.(c)(n) Tranche B Term Loan 02/19/19	4.500%	100,000	100,000
Tranche B Term Loan 02/19/19	5.250%	631,720	635,036
Tranche C Term Loan 02/19/18	4.000%	266,250	266,583
Weight Watchers International, Inc. Tranche B2 Term Loan(c)(n) 04/02/20	3.750%	1,393,000	1,278,955
Total			4,849,748
Consumer Products 0.1%
Affinion Group, Inc. Tranche B Term Loan(c)(n) 10/09/16	6.500%	1,671,176	1,651,255
Fender Musical Instruments Corp. Term Loan(c)(n) 04/03/19	5.750%	408,000	408,339
Total			2,059,594
Diversified Manufacturing 0.3%
Accudyne Industries LLC Term Loan(c)(n) 12/13/19	4.000%	1,439,125	1,437,585
Air Distribution Technologies, Inc.(c)(n) 1st Lien Term Loan 11/09/18	5.000%	940,257	940,548
2nd Lien Term Loan 05/11/20	9.250%	850,000	861,687
Allflex Holdings IiII, Inc. 1st Lien Term Loan(c)(n) 07/17/20	4.250%	1,050,000	1,055,691
Apex Tool Group LLC Term Loan(c)(n) 01/31/20	4.500%	1,393,000	1,398,725

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
IMG Worldwide, Inc. Tranche B Term Loan(c)(n) 06/16/16	5.500%	733,125	733,125
Ranpak Corp. 2nd Lien Term Loan(c)(n) 04/23/20	8.500%	225,000	230,063
Total			6,657,424
Electric 0.4%
Calpine Construction Finance Co. LP Tranche B-1 Term Loan(c)(n) 05/03/20	3.000%	548,625	541,180
Calpine Corp.(c)(n) Term Loan 04/01/18	4.000%	634,911	637,450
04/01/18	4.000%	244,375	245,353
Equipower Resources Holdings LLC(c)(n) 1st Lien Tranche B Term Loan 12/21/18	4.250%	293,930	295,217
1st Lien Tranche C Term Loan 12/31/19	4.250%	822,937	826,542
Essential Power LLC Term Loan(c)(n) 08/08/19	4.250%	453,466	451,199
FREIF North American Power I LLC(c)(n) Tranche B-1 Term Loan 03/29/19	4.750%	857,118	864,618
Tranche C-1 Term Loan 03/29/19	4.750%	134,613	135,791
LSP Madison Funding LLC Term Loan(c)(n) 06/28/19	5.500%	118,667	119,445
NRG Energy, Inc. Term Loan(c)(n) 07/01/18	2.750%	635,432	634,847
Star West Generation LLC Tranche B Term Loan(c)(n) 03/13/20	4.250%	1,044,750	1,052,586
TPF Generation Holdings LLC Term Loan(c)(n) 12/31/17	4.750%	900,000	905,067
Texas Competitive Electric Holdings Co. LLC Term Loan(c)(n) 10/10/14	3.712%	1,345,944	905,430
Topaz Power Holdings LLC Tranche B Term Loan(c)(n) 02/26/20	5.250%	645,125	646,467
Windsor Financing LLC Tranche B Term Loan(c)(n) 12/05/17	6.250%	333,182	340,262
Total			8,601,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Entertainment 0.2%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(c)(n) 04/22/16	5.250%	1,000,000	1,007,140
Alpha Topco Ltd. Tranche B Term Loan(c)(n) 04/30/19	4.500%	985,075	994,926
Cinemark USA, Inc. Term Loan(c)(n) 12/18/19	3.190%	843,625	847,666
Merlin Entertainment Group Lux 2 Sarl Term Loan(c)(n) 06/28/19	4.000%	374,063	374,623
Six Flags Theme Parks, Inc. Tranche B Term Loan(c)(n) 12/20/18	4.001%	184,768	185,785
Zuffa LLC Term Loan(c)(n) 02/25/20	4.500%	1,761,687	1,764,999
Total			5,175,139
Environmental 0.1%
ADS Waste Holdings, Inc. Tranche B Term Loan(c)(n) 10/09/19	4.250%	942,875	947,759
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(c)(n) 07/29/14	8.000%	1,332,530	1,329,199
Waste Industries U.S.A., Inc. Tranche B Term Loan(c)(n) 03/17/17	4.000%	645,125	645,931
Total			2,922,889
Food and Beverage 0.4%
AdvancePierre Foods, Inc. 1st Lien Term Loan(c)(n) 07/10/17	5.750%	1,985,000	1,998,657
Aramark Corp.(c)(n) Tranche C Term Loan 07/26/16	3.776%	1,250,000	1,253,737
Tranche D Term Loan 09/09/19	4.000%	500,000	501,095
Arysta LifeScience SPC LLC(c)(n) 1st Lien Term Loan 05/29/20	4.500%	174,563	175,109
2nd Lien Term Loan 11/30/20	8.250%	425,000	426,772
CSM Bakery Supplies LLC Term Loan(c)(n) 07/03/20	4.750%	997,500	998,328

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Del Monte Foods Co. Term Loan(c)(n) 03/08/18	4.000%	2,028,810	2,028,810
Performance Food Group, Inc. Term Loan(c)(n) 11/14/19	6.250%	1,122,187	1,118,451
Total			8,500,959
Gaming 0.3%
Affinity Gaming LLC Term Loan(c)(n) 11/09/17	5.500%	215,699	218,216
Caesars Entertainment Operating Co., Inc.(c)(n) Tranche B4 Term Loan 10/31/16	9.500%	769,008	767,724
Tranche B6 Term Loan 01/28/18	5.434%	558,872	523,780
Cannery Casino Resorts LLC(c)(n) 1st Lien Term Loan 10/02/18	6.000%	267,975	267,723
2nd Lien Term Loan 10/02/19	10.000%	250,000	231,875
Golden Nugget, Inc. 2nd Lien Term Loan(c)(n) 11/03/14	3.440%	50,000	49,375
Peppermill Casinos, Inc. Tranche B Term Loan(c)(n) 11/09/18	7.250%	1,017,312	1,033,844
ROC Finance LLC Tranche B Term Loan(c)(n) 06/20/19	5.000%	1,050,000	1,026,375
Scientific Games International, Inc. Term Loan(c)(n) 10/18/20	4.250%	925,000	925,000
Stockbridge/SBE Holdings Tranche B Term Loan(c)(n) 05/02/17	13.000%	250,000	272,500
Twin River Management Group, Inc. Term Loan(c)(n) 11/10/18	5.250%	572,125	577,274
Total			5,893,686
Gas Pipelines —%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(c)(n) 04/04/18	6.250%	621,875	556,578
Health Care 0.4%
Alere, Inc. Tranche B Term Loan(c)(n) 06/30/17	4.250%	1,309,636	1,317,821

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Alliance HealthCare Services, Inc. Term Loan(c)(n) 06/03/19	4.250%	548,625	543,139
Apria Healthcare Group, Inc. Term Loan(c)(n) 04/06/20	6.750%	473,813	479,925
CHS/Community Health Systems, Inc. Term Loan(c)(n) 01/25/17	3.761%	2,224,790	2,230,352
DaVita HealthCare Partners, Inc. Tranche B Term Loan(c)(n) 10/20/16	4.500%	656,437	659,720
HCA, Inc. Tranche B-5 Term Loan(c)(n) 03/31/17	3.026%	725,000	725,906
IASIS Healthcare LLC Tranche B2 Term Loan(c)(n) 05/03/18	4.500%	839,240	844,485
Onex Carestream Finance LP 1st Lien Term Loan(c)(n) 06/07/19	5.000%	642,495	649,241
Quintiles Transnational Corp. Tranche B2 Term Loan(c)(n) 06/08/18	4.000%	945,236	948,780
inVentiv Health, Inc. Term Loan(c)(n) 08/04/16	7.500%	292,210	287,535
Total			8,686,904
Independent Energy 0.1%
Samson Investment Co. 2nd Lien Term Loan(c)(n) 09/25/18	6.000%	1,425,000	1,435,246
Lodging —%
Seven Seas Cruises Tranche B1 Term Loan(c)(n) 12/21/18	4.750%	500,000	504,375
Media Cable 0.2%
Encompass Digital Media, Inc. Tranche B1 Term Loan(c)(n) 08/10/17	6.750%	985,056	986,908
MCC Iowa LLC Tranche G Term Loan(c)(n) 01/20/20	4.000%	1,064,250	1,064,921
Mediacom Illinois LLC Tranche E Term Loan(c)(n) 10/23/17	4.500%	899,435	900,181

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Revolution Studios Distribution Co. LLC Tranche B Term Loan(c)(e)(n) 12/21/14	3.940%	192,985	169,184
TWCC Holding Corp. 2nd Lien Term Loan(c)(n) 06/26/20	7.000%	625,000	640,238
Total			3,761,432
Media Non-Cable 0.5%
Cengage Learning Acquisitions, Inc. Term Loan(c)(n) 07/03/14	4.750%	530,440	388,219
Clear Channel Communications, Inc.(c)(n) Tranche B Term Loan 01/29/16	3.832%	382,567	370,818
Tranche D Term Loan 01/30/19	6.932%	1,128,407	1,072,133
Cumulus Media Holdings, Inc.(c)(n) 1st Lien Term Loan 09/17/18	4.500%	1,019,439	1,025,301
2nd Lien Term Loan 09/16/19	7.500%	702,109	717,029
FoxCo Acquisition Sub LLC Term Loan(c)(n) 07/14/17	5.500%	714,440	715,633
Getty Images, Inc. Term Loan(c)(n) 10/18/19	4.750%	1,985,000	1,742,671
Granite Broadcasting 1st Lien Tranche B Term Loan(c)(n) 05/23/18	6.750%	630,193	631,769
Radio One, Inc. Term Loan(c)(n) 03/31/16	7.500%	727,423	743,339
RentPath, Inc. Tranche B Term Loan(c)(n) 05/29/20	6.250%	1,047,375	1,027,297
Salem Communications Corp. Term Loan(c)(n) 03/13/20	4.500%	1,143,667	1,147,006
Tribune Co. Tranche B Term Loan(c)(n) 12/31/19	4.000%	620,313	619,928
Univision Communications, Inc. Term Loan(c)(n) 03/01/20	4.000%	1,094,500	1,094,675
Van Wagner Communications LLC Term Loan(c)(n) 08/03/18	6.250%	394,020	399,765
Total			11,695,583

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals 0.1%
Essar Steel Algoma, Inc. Term Loan(c)(n) 09/19/14	8.750%	321,750	325,450
FMG Resources August 2006 Proprietary Ltd. Term Loan(c)(n) 10/18/17	5.250%	2,068,152	2,071,131
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(c)(n) 02/28/19	5.750%	298,485	275,725
Total			2,672,306
Non-Captive Consumer —%
Springleaf Financial Funding Co. Term Loan(c)(n) 05/10/17	4.750%	575,000	580,509
Non-Captive Diversified —%
iStar Financial, Inc. Term Loan(c)(n) 10/15/17	4.500%	628,557	631,228
Oil Field Services —%
FTS International, Inc. Term Loan(c)(n) 05/06/16	8.500%	680,076	673,132
Other Financial Institutions 0.1%
AlixPartners LLP 1st Lien Tranche B2 Term Loan(c)(n) 07/10/20	5.000%	1,712,888	1,721,453
Moneygram International, Inc. Term Loan(c)(n) 03/27/20	4.250%	870,625	873,019
Total			2,594,472
Other Industry 0.1%
ATI Acquisition Co. Tranche B Term Loan(c)(d)(e)(h)(n) 12/30/14	0.000%	102,433	—
Harland Clarke Holdings Corp. Tranche B3 Term Loan(c)(n) 05/22/18	7.000%	447,188	448,641
Sensus U.S.A., Inc.(c)(g)(n) 2nd Lien Term Loan 05/09/18	4.750%	1,000,000	996,250
Sensus U.S.A., Inc.(c)(n) 2nd Lien Term Loan 05/09/18	8.500%	725,000	716,394
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
TPF II LC LLC Term Loan(c)(n) 08/21/19	6.500%	648,375	656,480
WireCo WorldGroup, Inc. Term Loan(c)(n) 02/15/17	6.000%	569,250	569,250
Total			3,387,015
Packaging 0.2%
BWAY Holding Co. Term Loan(c)(n) 08/06/17	4.500%	1,563,187	1,571,488
Consolidated Container Co. LLC Term Loan(c)(n) 07/03/19	5.000%	1,089,000	1,094,902
Reynolds Group Holdings, Inc. Term Loan(c)(n) 09/28/18	4.750%	1,633,369	1,646,126
Total			4,312,516
Paper —%
Caraustar Industries, Inc. Term Loan(c)(n) 05/01/19	7.500%	884,925	899,305
Pharmaceuticals 0.3%
Aptalis Pharma, Inc. Tranche B Term Loan(c)(n) 10/07/20	6.000%	575,000	577,518
Grifols, Inc. Tranche B Term Loan(c)(n) 06/01/17	4.250%	610,479	614,233
Par Pharmaceutical Companies, Inc. Tranche B1 Term Loan(c)(n) 09/30/19	4.250%	1,336,525	1,340,268
Patheon, Inc. Term Loan(c)(n) 12/14/18	7.250%	1,313,549	1,333,252
Pharmaceutical Product Development, Inc. Term Loan(c)(n) 12/05/18	4.250%	967,688	975,748
RPI Finance Trust Term Loan(c)(n) 05/09/18	3.500%	878,786	886,476
Valeant Pharmaceutical International, Inc.(c)(n) Tranche C-2 Term Loan 12/11/19	3.750%	715,938	722,202
Tranche D-2 Term Loan 02/13/19	3.750%	368,831	371,712
Total			6,821,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Property & Casualty 0.2%
Alliant Holdings I, Inc. Term Loan(c)(n) 12/20/19	5.000%	1,513,562	1,518,103
Asurion LLC Tranche B1 Term Loan(c)(n) 05/24/19	4.500%	1,166,187	1,165,861
Hub International Ltd. Term Loan(c)(n) 06/13/17	4.750%	775,000	780,952
USI, Inc. Term Loan(c)(n) 12/27/19	5.000%	818,813	823,251
Total			4,288,167
Retailers 0.6%
Academy Ltd. Term Loan(c)(n) 08/03/18	4.500%	1,772,867	1,783,663
BJ's Wholesale Club, Inc. 1st Lien Term Loan(c)(n) 09/26/19	4.250%	1,188,022	1,188,177
Bass Pro Group LLC Term Loan(c)(n) 11/20/19	4.000%	560,393	563,307
Blue Buffalo Co., Ltd. Tranche B2 Term Loan(c)(n) 08/08/19	4.750%	717,764	724,941
David's Bridal, Inc. Term Loan(c)(n) 10/11/19	5.000%	1,265,437	1,267,399
J. Crew Group, Inc. Tranche B1 Term Loan(c)(n) 03/07/18	4.000%	1,495,784	1,501,767
Jo-Ann Stores, Inc. Tranche B Term Loan(c)(n) 03/16/18	4.000%	978,554	979,171
Neiman Marcus Group, Inc. (The) Term Loan(c)(n) 05/16/18	5.000%	450,000	452,871
Orchard Supply Hardware LLC Tranche B1 Term Loan(c)(h)(n) 12/21/13	5.000%	232,163	188,052
Party City Holdings, Inc. Term Loan(c)(n) 07/27/19	4.250%	1,435,527	1,439,116
PetCo Animal Supplies, Inc. Term Loan(c)(n) 11/24/17	4.000%	1,367,967	1,375,094

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pilot Travel Centers LLC Tranche B Term Loan(c)(n) 08/07/19	4.250%	1,110,938	1,115,104
Rite Aid Corp.(c)(n) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	750,000	767,145
Tranche 2 Term Loan 06/21/21	4.875%	200,000	201,438
Tranche 6 Term Loan 02/21/20	4.000%	422,875	424,858
Total			13,972,103
Supermarkets —%
Albertson's LLC(c)(n) Tranche B-1 Term Loan 03/21/16	4.250%	155,739	156,258
Tranche B-2 Term Loan 03/21/19	4.750%	242,261	242,861
Sprouts Farmers Markets Holdings LLC Term Loan(c)(n) 04/23/20	4.000%	575,759	576,237
Total			975,356
Technology 0.7%
Aeroflex, Inc. Tranche B-1 Term Loan(c)(n) 11/09/19	4.500%	2,333,871	2,349,928
Alcatel-Lucent U.S.A., Inc. Term Loan(c)(n) 01/30/19	5.750%	1,488,750	1,509,533
Blue Coat Systems, Inc.(c)(n) 2nd Lien Term Loan 06/28/20	9.500%	2,008,000	2,023,060
Term Loan 05/31/19	4.500%	872,812	874,995
Edwards Ltd. 1st Lien Term Loan(c)(n) 03/26/20	4.750%	770,434	770,819
First Data Corp.(c)(n) Term Loan 03/24/17 4.184% 375,000 375,311 03/23/18	4.184%	848,315	848,621
Freescale Semiconductor, Inc. Tranche B4 Term Loan(c)(n) 02/28/20	5.000%	917,587	925,441
Greeneden U.S. Holdings II LLC Term Loan(c)(n) 02/10/20	4.000%	312,714	310,760
Infogroup, Inc. Tranche B Term Loan(c)(n) 05/26/18	8.000%	675,000	563,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
RP Crown Parent LLC 1st Lien Term Loan(c)(n) 12/21/18	6.750%	794,000	801,344
Riverbed Technology, Inc. Term Loan(c)(n) 12/18/19	4.000%	433,683	435,851
Syniverse Holdings, Inc. Term Loan(c)(n) 04/23/19	5.000%	767,861	769,397
Triple Point Group Holdings, Inc.(c)(n) 1st Lien Term Loan 07/10/20	5.250%	2,082,000	1,983,105
2nd Lien Term Loan 07/10/21	9.250%	1,997,000	1,863,860
Verint Systems, Inc. Term Loan(c)(n) 09/06/19	4.000%	191,040	191,613
Total			16,597,263
Transportation Services —%
Commercial Barge Line Co. 1st Lien Term Loan(c)(n) 09/22/19	7.500%	472,625	465,536
Hertz Corp. (The) Letter of Credit(c)(n) 03/11/18	3.750%	500,000	495,000
Total			960,536
Wireless 0.1%
Cricket Communications, Inc.(c)(n) Term Loan 10/10/19	4.750%	173,688	174,339
Tranche C Term Loan 03/08/20	4.750%	548,625	550,979
Instant Web, Inc.(c)(n) Delayed Draw Term Loan 08/07/14	3.558%	25,223	23,079
Term Loan 08/07/14	3.558%	241,961	221,395
Telesat Canada Tranche B2 Term Loan(c)(n) 03/28/19	3.500%	567,834	570,321
Total			1,540,113
Wirelines 0.1%
Alaska Communications Systems Holdings, Inc. Term Loan(c)(n) 10/21/16	6.250%	715,436	708,060
Integra Telecom Holdings, Inc. Tranche B Term Loan(c)(n) 02/22/19	5.250%	646,750	653,754

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Windstream Corp. Tranche B3 Term Loan(c)(n) 08/08/19	4.000%	617,188	618,730
Zayo Group LLC Term Loan(c)(n) 07/02/19	4.500%	818,781	822,368
Total			2,802,912
Total Senior Loans (Cost: $160,038,258)			159,657,427

Common Stocks —%

Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Delphi Automotive PLC	1,315	75,218
Hotels, Restaurants & Leisure —%
BLB Management Services, Inc.(o)	5,526	132,624
Media —%
Media News Group(o)	2,495	41,168
Tribune Co.(o)	1,338	89,579
Total		130,747
Total Consumer Discretionary		338,589
Information Technology —%
IT Services —%
Advanstar Communications, Inc.(o)	705	8,812
Total Information Technology		8,812
Materials —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	283,928
Metals & Mining —%
Aleris International, Inc.(o)	3,767	173,282
Total Materials		457,210
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(o)	478	12,705
Total Common Stocks (Cost: $575,123)		817,316

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Warrants —%

Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(b)(e)(o)	3,895	3,934
Total Warrants (Cost: $157,632)		3,934

Options Purchased Puts —%

Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Bond Futures	2,950	126.00	11/22/13	599,219
Total Options Purchased Puts (Cost: $652,245)				599,219

Treasury Bills(a) 0.4%

Issuer	Effective Yield	Principal Amount ($)		Value ($)
Norway Treasury Bills 03/19/14	1.580%	NOK	8,527,288	8,348,863
Total Treasury Bills (Cost: $8,527,288)				8,348,863

Money Market Funds 3.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.093%(p)(q)	82,995,116	82,995,116
Total Money Market Funds (Cost: $82,995,116)		82,995,116
Total Investments (Cost: $2,308,365,014)		2,355,293,296
Other Assets & Liabilities, Net		(41,518,462)
Net Assets		2,313,774,834

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	November 8, 2013	30,000,000 (CHF)	33,292,642 (USD)	228,257	—
Credit Suisse	November 8, 2013	1,905,000,000 (JPY)	19,577,013 (USD)	203,097	—
Barclays Bank PLC	November 12, 2013	74,474,000 (RUB)	2,285,951 (USD)	—	(32,413)
Citigroup Global Markets Inc.	December 4, 2013	25,972,000 (CHF)	29,054,802 (USD)	423,845	—
Goldman, Sachs & Co.	December 4, 2013	12,636,000 (EUR)	17,420,242 (USD)	262,581	—
State Street Bank & Trust Company	December 4, 2013	37,000,000 (EUR)	50,547,920 (USD)	307,854	—
Barclays Bank PLC	December 4, 2013	7,185,000 (GBP)	11,586,639 (USD)	68,801	—
Standard Chartered Bank	December 4, 2013	5,600,000 (GBP)	9,035,376 (USD)	58,356	—
HSBC Securities (USA), Inc.	December 4, 2013	11,602,189 (USD)	12,128,000 (CAD)	20,680	—
Morgan Stanley	December 4, 2013	29,004,954 (USD)	171,267,000 (NOK)	—	(266,806)
State Street Bank & Trust Company	December 4, 2013	17,379,055 (USD)	21,025,000 (NZD)	—	(47,940)
Citigroup Global Markets Inc.	December 6, 2013	15,008,968,000 (COP)	7,939,573 (USD)	31,377	—
Total				1,604,848	(347,159)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Futures Contracts Outstanding at October 31, 2013

At October 31, 2013, securities totaling $2,668,286 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	414	USD	91,254,658	December 2013	301,693	—
U.S. Treasury Note, 5-year	(445)	USD	(54,150,938)	December 2013	21,098	—
U.S. Treasury Note, 10-year	(3,433)	USD	(437,224,752)	December 2013	—	(9,837,177)
U.S. Treasury Long Bond, 20-year	1,554	USD	209,498,625	December 2013	5,375,946	—
U.S. Treasury Ultra Bond, 30-year	114	USD	16,426,688	December 2013	409,610	—
Total					6,108,347	(9,837,177)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $782,279,711 or 33.81% of net assets.

(c)  Variable rate security.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2013 was $3,463,951, representing 0.15% of net assets. Information concerning such security holdings at October 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Tranche B Term Loan 12/30/14 0.000%	12/23/09 - 10/31/13	77,506
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/11 13.000%	10/04/04	2,820,000
Green Field Energy Services Inc. Secured 11/15/16 13.000%	11/09/11 - 12/14/11	3,773,637
Green Field Energy Services Inc. Secured 11/15/16 13.000%	10/24/12	94,860
Green Field Energy Services Inc. Warrants	11/09/11 - 12/14/11	157,632
Revolution Studios Distribution Co. LLC Tranche B Term Loan 12/21/14 3.940%	10/15/08	182,986
Six Flags, Inc. 06/01/2014 9.625%	05/07/10	—

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2013, the value of these securities amounted to $730,617, which represents 0.03% of net assets.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Notes to Portfolio of Investments (continued)

(h)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2013, the value of these securities amounted to $3,478,885, which represents 0.15% of net assets.

(i)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(l)  Zero coupon bond.

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2013, the value of these securities amounted to $1,296,833 or 0.06% of net assets.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)  Non-income producing.

(p)  The rate shown is the seven-day current annualized yield at October 31, 2013.

(q)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	140,193,065	869,143,782	(926,341,731)	82,995,116	123,673	82,995,116

(r)  Principal and interest may not be guaranteed by the government.

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

MXN  Mexican Peso

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Currency Legend (continued)

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PLN  Polish Zloty

RUB  Russian Rouble

USD  US Dollar

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	1,155,897,438	730,616	1,156,628,054
Residential Mortgage-Backed Securities — Agency	—	185,791,164	—	185,791,164
Residential Mortgage-Backed Securities — Non-Agency	—	88,949,813	33,919,535	122,869,348
Commercial Mortgage-Backed Securities — Non-Agency	—	13,345,690	—	13,345,690
Asset-Backed Securities — Non-Agency	—	4,149,225	—	4,149,225
Inflation-Indexed Bonds	—	42,233,378	—	42,233,378
U.S. Treasury Obligations	47,694,778	—	—	47,694,778
Foreign Government Obligations	—	527,031,517	1,831,434	528,862,951
Municipal Bonds	—	1,296,833	—	1,296,833
Total Bonds	47,694,778	2,018,695,058	36,481,585	2,102,871,421
Senior Loans
Building Materials	—	1,535,068	—	1,535,068
Chemicals	—	12,775,192	256,875	13,032,067
Construction Machinery	—	107,793	649,890	757,683
Diversified Manufacturing	—	6,427,362	230,062	6,657,424
Electric	—	8,150,256	451,198	8,601,454
Gaming	—	5,621,186	272,500	5,893,686
Gas Pipelines	—	—	556,578	556,578
Lodging	—	—	504,375	504,375
Other Industry	—	2,817,765	569,250	3,387,015
Pharmaceuticals	—	5,488,157	1,333,252	6,821,409
Retailers	—	13,784,051	188,052	13,972,103
Transportation Services	—	—	960,536	960,536
Wireless	—	1,295,639	244,474	1,540,113
All Other Industries	—	95,437,916	—	95,437,916
Total Senior Loans	—	153,440,385	6,217,042	159,657,427

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	164,797	41,168	132,624	338,589
Information Technology	—	—	8,812	8,812
Materials	283,928	—	173,282	457,210
Telecommunication Services	12,705	—	—	12,705
Warrants
Energy	—	3,934	—	3,934
Total Equity Securities	461,430	45,102	314,718	821,250
Short-Term Securities
Treasury Bills	—	8,348,863	—	8,348,863
Total Short-Term Securities	—	8,348,863	—	8,348,863
Other
Options Purchased Puts	599,219	—	—	599,219
Total Other	599,219	—	—	599,219
Mutual Funds
Money Market Funds	82,995,116	—	—	82,995,116
Total Mutual Funds	82,995,116	—	—	82,995,116
Investments in Securities	131,750,543	2,180,529,408	43,013,345	2,355,293,296
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,604,848	—	1,604,848
Futures Contracts	6,108,347	—	—	6,108,347
Liabilities
Forward Foreign Currency Exchange Contracts	—	(347,159)	—	(347,159)
Futures Contracts	(9,837,177)	—	—	(9,837,177)
Total	128,021,713	2,181,787,097	43,013,345	2,352,822,155

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Residential mortgage backed securities, corporate bonds, senior loans, foreign government obligations and common stock classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)	Total ($)
Balance as of October 31, 2012	883,710	4,815,000	55,445,069	2,008,370	6,728,744	176,965	70,057,858
Accrued discounts/premiums	745	—	(1,612)	(703)	33,509	—	31,939
Realized gain (loss)	—	—	94,639	—	78,492	—	173,131
Change in unrealized appreciation (depreciation)(a)	(150,700)	—	93,320	1,301	86,772	54,678	85,371
Sales	—	—	(11,911,727)	—	(3,787,254)	—	(15,698,981)
Purchases	—	—	31,700,591	1,830,836	3,920,570	4,673	37,456,670
Transfers into Level 3	—	—	—	—	3,062,693	78,402	3,141,095
Transfers out of Level 3	(3,139)	(4,815,000)	(41,500,745)	(2,008,370)	(3,906,484)	—	(52,233,738)
Balance as of October 31, 2013	730,616	—	33,919,535	1,831,434	6,217,042	314,718	43,013,345

(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2013 was $131,894, which is comprised of Corporate Bonds & Notes of $(150,700), Residential Mortgage-Backed Securities — Non-Agency of $96,426, Foreign Government Obligations of $1,301, Senior Loans of $130,189 and Common Stock of $54,678.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Statement of Assets and Liabilities

October 31, 2013

The accompanying Notes to Financial Statements are an integral part of this statement.

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,225,369,898)	$2,272,298,180
Affiliated issuers (identified cost $82,995,116)	82,995,116
Total investments (identified cost $2,308,365,014)	2,355,293,296
Cash	582,374
Foreign currency (identified cost $2,243,272)	2,109,158
Unrealized appreciation on forward foreign currency exchange contracts	1,604,848
Receivable for:
Investments sold	19,932,617
Capital shares sold	2,534,761
Dividends	7,270
Interest	30,253,757
Reclaims	172,969
Variation margin	560,031
Expense reimbursement due from Investment Manager	2
Prepaid expenses	25,345
Trustees' deferred compensation plan	176,545
Other assets	8,933
Total assets	2,413,261,906
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	347,159
Payable for:
Investments purchased	9,192,508
Investments purchased on a delayed delivery basis	83,408,499
Capital shares purchased	5,469,079
Variation margin	246,288
Investment management fees	32,887
Distribution and/or service fees	14,859
Transfer agent fees	379,113
Administration fees	4,017
Plan administration fees	1
Compensation of board members	46,216
Chief compliance officer expenses	185
Other expenses	169,716
Trustees' deferred compensation plan	176,545
Total liabilities	99,487,072
Net assets applicable to outstanding capital stock	$2,313,774,834
Represented by
Paid-in capital	$2,198,892,971
Undistributed net investment income	3,818,285
Accumulated net realized gain	66,727,493
Unrealized appreciation (depreciation) on:
Investments	46,928,282
Foreign currency translations	(121,056)
Forward foreign currency exchange contracts	1,257,689
Futures contracts	(3,728,830)
Total — representing net assets applicable to outstanding capital stock	$2,313,774,834

Annual Report 2013

Columbia Strategic Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2013

Class A
Net assets	$1,303,811,641
Shares outstanding	208,110,137
Net asset value per share	$6.27
Maximum offering price per share(a)	$6.58
Class B
Net assets	$26,614,208
Shares outstanding	4,250,548
Net asset value per share	$6.26
Class C
Net assets	$221,063,115
Shares outstanding	35,270,114
Net asset value per share	$6.27
Class K
Net assets	$171,522
Shares outstanding	27,744
Net asset value per share	$6.18
Class R
Net assets	$1,220,376
Shares outstanding	193,769
Net asset value per share	$6.30
Class R4
Net assets	$3,389,268
Shares outstanding	548,624
Net asset value per share	$6.18
Class R5
Net assets	$1,563,171
Shares outstanding	252,644
Net asset value per share	$6.19
Class W
Net assets	$2,541
Shares outstanding	406
Net asset value per share	$6.26
Class Y
Net assets	$19,170
Shares outstanding	3,106
Net asset value per share	$6.17
Class Z
Net assets	$755,919,822
Shares outstanding	122,281,640
Net asset value per share	$6.18

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Statement of Operations

Year Ended October 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$23,821
Dividends — affiliated issuers	123,673
Interest	136,614,834
Income from securities lending — net	30,351
Foreign taxes withheld	(124,821)
Total income	136,667,858
Expenses:
Investment management fees	13,715,882
Distribution and/or service fees
Class A	3,632,845
Class B	381,530
Class C	2,553,328
Class R	4,262
Class W	6
Transfer agent fees
Class A	2,457,131
Class B	64,291
Class C	431,438
Class K	87
Class R	1,454
Class R4(a)	3,541
Class R5	143
Class W	4
Class Z	1,545,566
Administration fees	1,673,890
Plan administration fees
Class K	436
Compensation of board members	89,418
Custodian fees	144,572
Printing and postage fees	394,122
Registration fees	142,821
Professional fees	119,329
Chief compliance officer expenses	1,784
Other	74,557
Total expenses	27,432,437
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(159)
Fees waived by Distributor — Class C	(383,776)
Expense reductions	(7,807)
Total net expenses	27,040,695
Net investment income	109,627,163
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	62,541,452
Foreign currency translations	138,468
Forward foreign currency exchange contracts	(12,882,242)
Futures contracts	12,750,838
Swap contracts	(227,466)
Net realized gain	62,321,050
Net change in unrealized appreciation (depreciation) on:
Investments	(125,686,658)
Foreign currency translations	(169,215)
Forward sale commitments	(32,812)
Forward foreign currency exchange contracts	1,502,158
Futures contracts	(2,916,514)
Swap contracts	195,078
Foreign capital gains tax	183,022
Net change in unrealized appreciation (depreciation)	(126,924,941)
Net realized and unrealized loss	(64,603,891)
Net increase in net assets resulting from operations	$45,023,272

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013(a)(b)	Year Ended October 31, 2012(c)	Year Ended May 31, 2012
Operations
Net investment income	$109,627,163	$45,566,824	$111,742,862
Net realized gain	62,321,050	36,668,469	24,165,239
Net change in unrealized appreciation (depreciation)	(126,924,941)	86,592,961	(37,148,124)
Net increase in net assets resulting from operations	45,023,272	168,828,254	98,759,977
Distributions to shareholders
Net investment income
Class A	(56,573,902)	(24,628,452)	(66,539,026)
Class B	(1,206,614)	(727,074)	(2,824,433)
Class C	(8,408,652)	(3,678,258)	(9,849,005)
Class K	(7,074)	(3,520)	(11,357)
Class R	(30,212)	(2,410)	(1,222)
Class R4	(79,956)	—	—
Class R5	(12,980)	(3,333)	(15,349)
Class W	(102)	(44)	(129)
Class Y	(102)	—	—
Class Z	(38,379,276)	(16,713,389)	(38,835,078)
Net realized gains
Class A	(4,588,950)	—	—
Class B	(142,982)	—	—
Class C	(816,591)	—	—
Class K	(567)	—	—
Class R	(833)	—	—
Class R4	(8)	—	—
Class R5	(25)	—	—
Class W	(8)	—	—
Class Z	(3,024,482)	—	—
Total distributions to shareholders	(113,273,316)	(45,756,480)	(118,075,599)
Increase (decrease) in net assets from capital stock activity	(409,893,339)	199,890,800	623,615,952
Total increase (decrease) in net assets	(478,143,383)	322,962,574	604,300,330
Net assets at beginning of year	2,791,918,217	2,468,955,643	1,864,655,313
Net assets at end of year	$2,313,774,834	$2,791,918,217	$2,468,955,643
Undistributed net investment income	$3,818,285	$5,510,922	$2,649,575

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b) Class Y shares are for the period from June 13, 2013 (commencement of operations) to October 31, 2013.

(c) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012(c)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	44,564,433	283,968,679	21,601,647	136,516,417	52,489,779	320,916,293
Fund merger	—	—	—	—	50,379,122	310,385,658
Distributions reinvested	8,634,390	54,699,854	3,438,283	21,696,932	8,155,920	49,568,948
Redemptions	(77,906,720)	(491,242,604)	(15,660,207)	(98,920,906)	(42,689,073)	(260,445,140)
Net increase (decrease)	(24,707,897)	(152,574,071)	9,379,723	59,292,443	68,335,748	420,425,759
Class B shares
Subscriptions	490,739	3,134,223	273,212	1,721,309	976,504	5,951,250
Fund merger	—	—	—	—	3,427,244	21,120,603
Distributions reinvested	166,727	1,058,427	89,638	565,140	327,055	1,984,880
Redemptions(d)	(4,189,937)	(26,566,953)	(1,680,285)	(10,576,032)	(5,644,122)	(34,428,362)
Net decrease	(3,532,471)	(22,374,303)	(1,317,435)	(8,289,583)	(913,319)	(5,371,629)
Class C shares
Subscriptions	7,260,562	46,357,308	5,053,632	31,881,610	10,704,507	65,378,318
Fund merger	—	—	—	—	3,538,608	21,808,409
Distributions reinvested	1,111,400	7,049,760	431,277	2,724,318	1,040,533	6,326,289
Redemptions	(14,222,016)	(89,600,590)	(2,692,272)	(16,999,819)	(7,096,976)	(43,274,133)
Net increase (decrease)	(5,850,054)	(36,193,522)	2,792,637	17,606,109	8,186,672	50,238,883
Class K shares
Fund merger	—	—	—	—	36,339	221,227
Distributions reinvested	1,165	7,288	543	3,378	1,778	10,674
Redemptions	(2,237)	(14,162)	(8,074)	(50,302)	(2,186)	(13,236)
Net increase (decrease)	(1,072)	(6,874)	(7,531)	(46,924)	35,931	218,665
Class R shares
Subscriptions	230,616	1,477,279	28,755	182,539	10,170	62,779
Fund merger	—	—	—	—	859	5,322
Distributions reinvested	3,875	24,446	343	2,181	111	686
Redemptions	(74,642)	(462,038)	(6,719)	(42,801)	(5)	(31)
Net increase	159,849	1,039,687	22,379	141,919	11,135	68,756
Class R4 shares
Subscriptions	1,087,673	6,742,914	—	—	—	—
Distributions reinvested	9,136	56,085	—	—	—	—
Redemptions	(548,185)	(3,359,793)	—	—	—	—
Net increase	548,624	3,439,206	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2013(a)(b)		Year Ended October 31, 2012(c)		Year Ended May 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	256,331	1,582,354	—	—	—	—
Fund merger	—	—	—	—	45,399	276,592
Distributions reinvested	2,052	12,633	—	—	—	—
Redemptions	(7,029)	(43,284)	(44,525)	(279,263)	—	—
Net increase (decrease)	251,354	1,551,703	(44,525)	(279,263)	45,399	276,592
Class Y shares
Subscriptions	3,096	18,936	—	—	—	—
Distributions reinvested	10	60	—	—	—	—
Net increase	3,106	18,996	—	—	—	—
Class Z shares
Subscriptions	33,293,071	209,276,647	31,757,630	198,575,251	56,110,241	339,467,116
Distributions reinvested	1,427,227	8,931,096	534,916	3,334,648	1,329,496	7,983,778
Redemptions	(68,101,604)	(423,001,904)	(11,302,670)	(70,443,800)	(31,284,926)	(189,691,968)
Net increase (decrease)	(33,381,306)	(204,794,161)	20,989,876	131,466,099	26,154,811	157,758,926
Total net increase (decrease)	(66,509,867)	(409,893,339)	31,815,124	199,890,800	101,856,377	623,615,952

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b) Class Y shares are for the period from June 13, 2013 (commencement of operations) to October 31, 2013.

(c) For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended October 31,				Year Ended May 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$6.41		$6.11		$6.16		$5.84		$5.40		$5.91
Income from investment operations:
Net investment income	0.26		0.11		0.30		0.32		0.29		0.29
Net realized and unrealized gain (loss)	(0.13)		0.30		(0.04)		0.43		0.41		(0.41)
Total from investment operations	0.13		0.41		0.26		0.75		0.70		(0.12)
Less distributions to shareholders:
Net investment income	(0.25)		(0.11)		(0.31)		(0.43)		(0.26)		(0.38)
Net realized gains	(0.02)		—		—		—		—		—
Tax return of capital	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.27)		(0.11)		(0.31)		(0.43)		(0.26)		(0.39)
Net asset value, end of period	$6.27		$6.41		$6.11		$6.16		$5.84		$5.40
Total return	2.01%		6.72%		4.44%		13.21%		13.14%		(1.79%)
Ratios to average net assets(b)
Total gross expenses	1.03%		1.02	%(c)	1.03%		1.01%		0.99%		0.98%
Total net expenses(d)	1.03	%(e)	1.02	%(c)(e)	1.02	%(e)	1.00	%(e)	0.99	%(e)	0.98	%(e)
Net investment income	4.10%		4.11	%(c)	4.89%		5.22%		5.09%		5.46%
Supplemental data
Net assets, end of period (in thousands)	$1,303,812		$1,492,620		$1,365,605		$956,132		$1,013,941		$913,087
Portfolio turnover	113	%(f)	48	%(f)	83	%(f)	128%		50%		43%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$6.41		$6.11		$6.16		$5.84		$5.40		$5.91
Income from investment operations:
Net investment income	0.21		0.09		0.25		0.27		0.25		0.25
Net realized and unrealized gain (loss)	(0.14)		0.30		(0.03)		0.43		0.41		(0.41)
Total from investment operations	0.07		0.39		0.22		0.70		0.66		(0.16)
Less distributions to shareholders:
Net investment income	(0.20)		(0.09)		(0.27)		(0.38)		(0.22)		(0.34)
Net realized gains	(0.02)		—		—		—		—		—
Tax return of capital	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.22)		(0.09)		(0.27)		(0.38)		(0.22)		(0.35)
Net asset value, end of period	$6.26		$6.41		$6.11		$6.16		$5.84		$5.40
Total return	1.09%		6.39%		3.65%		12.37%		12.30%		(2.52%)
Ratios to average net assets(b)
Total gross expenses	1.78%		1.77	%(c)	1.78%		1.76%		1.74%		1.73%
Total net expenses(d)	1.78	%(e)	1.77	%(c)(e)	1.77	%(e)	1.75	%(e)	1.74	%(e)	1.73	%(e)
Net investment income	3.32%		3.37	%(c)	4.15%		4.47%		4.43%		4.71%
Supplemental data
Net assets, end of period (in thousands)	$26,614		$49,873		$55,594		$61,684		$91,784		$122,915
Portfolio turnover	113	%(f)	48	%(f)	83	%(f)	128%		50%		43%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$6.41		$6.11		$6.17		$5.84		$5.41		$5.91
Income from investment operations:
Net investment income	0.22		0.09		0.26		0.28		0.26		0.26
Net realized and unrealized gain (loss)	(0.13)		0.30		(0.04)		0.44		0.40		(0.41)
Total from investment operations	0.09		0.39		0.22		0.72		0.66		(0.15)
Less distributions to shareholders:
Net investment income	(0.21)		(0.09)		(0.28)		(0.39)		(0.23)		(0.34)
Net realized gains	(0.02)		—		—		—		—		—
Tax return of capital	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.23)		(0.09)		(0.28)		(0.39)		(0.23)		(0.35)
Net asset value, end of period	$6.27		$6.41		$6.11		$6.17		$5.84		$5.41
Total return	1.40%		6.45%		3.64%		12.72%		12.26%		(2.21%)
Ratios to average net assets(b)
Total gross expenses	1.78%		1.77	%(c)	1.78%		1.76%		1.74%		1.73%
Total net expenses(d)	1.63	%(e)	1.62	%(c)(e)	1.62	%(e)	1.60	%(e)	1.59	%(e)	1.58	%(e)
Net investment income	3.50%		3.51	%(c)	4.28%		4.62%		4.47%		4.85%
Supplemental data
Net assets, end of period (in thousands)	$221,063		$263,736		$234,351		$185,859		$196,319		$157,492
Portfolio turnover	113	%(f)	48	%(f)	83	%(f)	128%		50%		43%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class K	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.33		$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.26		0.11		0.30		0.07
Net realized and unrealized gain (loss)	(0.14)		0.29		(0.03)		0.09
Total from investment operations	0.12		0.40		0.27		0.16
Less distributions to shareholders:
Net investment income	(0.25)		(0.11)		(0.32)		(0.08)
Net realized gains	(0.02)		—		—		—
Total distributions to shareholders	(0.27)		(0.11)		(0.32)		(0.08)
Net asset value, end of period	$6.18		$6.33		$6.04		$6.09
Total return	1.99%		6.68%		4.59%		2.62%
Ratios to average net assets(c)
Total gross expenses	0.91%		0.91	%(d)	0.90%		0.89	%(d)
Total net expenses(e)	0.91%		0.91	%(d)(f)	0.90	%(f)	0.89	%(d)(f)
Net investment income	4.22%		4.22	%(d)	5.00%		5.19	%(d)
Supplemental data
Net assets, end of period (in thousands)	$172		$182		$219		$3
Portfolio turnover	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class R	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.44		$6.14		$6.19		$6.16
Income from investment operations:
Net investment income	0.25		0.10		0.27		0.22
Net realized and unrealized gain (loss)	(0.14)		0.30		(0.02)		0.13
Total from investment operations	0.11		0.40		0.25		0.35
Less distributions to shareholders:
Net investment income	(0.23)		(0.10)		(0.30)		(0.32)
Net realized gains	(0.02)		—		—		—
Total distributions to shareholders	(0.25)		(0.10)		(0.30)		(0.32)
Net asset value, end of period	$6.30		$6.44		$6.14		$6.19
Total return	1.74%		6.58%		4.20%		5.86%
Ratios to average net assets(c)
Total gross expenses	1.29%		1.27	%(d)	1.29%		1.36	%(d)
Total net expenses(e)	1.29	%(f)	1.27	%(d)(f)	1.27	%(f)	1.25	%(d)(f)
Net investment income	3.92%		3.82	%(d)	4.44%		5.31	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,220		$218		$71		$3
Portfolio turnover	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$6.34
Income from investment operations:
Net investment income	0.27
Net realized and unrealized loss	(0.15)
Total from investment operations	0.12
Less distributions to shareholders:
Net investment income	(0.26)
Net realized gains	(0.02)
Total distributions to shareholders	(0.28)
Net asset value, end of period	$6.18
Total return	1.97%
Ratios to average net assets(b)
Total gross expenses	0.80	%(c)
Total net expenses(d)	0.79	%(c)(e)
Net investment income	4.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,389
Portfolio turnover	113	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71% for the year ended October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class R5	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.33		$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.29		0.12		0.32		0.08
Net realized and unrealized gain (loss)	(0.14)		0.29		(0.03)		0.08
Total from investment operations	0.15		0.41		0.29		0.16
Less distributions to shareholders:
Net investment income	(0.27)		(0.12)		(0.34)		(0.08)
Net realized gains	(0.02)		—		—		—
Total distributions to shareholders	(0.29)		(0.12)		(0.34)		(0.08)
Net asset value, end of period	$6.19		$6.33		$6.04		$6.09
Total return	2.39%		6.79%		4.86%		2.68%
Ratios to average net assets(c)
Total gross expenses	0.69%		0.66	%(d)	0.65%		0.63	%(d)
Total net expenses(e)	0.69%		0.66	%(d)(f)	0.65	%(f)	0.63	%(d)(f)
Net investment income	4.73%		4.50	%(d)	5.26%		5.45	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,563		$8		$277		$3
Portfolio turnover	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from March 7, 2011 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class W	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.41		$6.10		$6.16		$6.16
Income from investment operations:
Net investment income	0.27		0.11		0.30		0.21
Net realized and unrealized gain (loss)	(0.15)		0.31		(0.04)		0.12
Total from investment operations	0.12		0.42		0.26		0.33
Less distributions to shareholders:
Net investment income	(0.25)		(0.11)		(0.32)		(0.33)
Net realized gains	(0.02)		—		—		—
Total distributions to shareholders	(0.27)		(0.11)		(0.32)		(0.33)
Net asset value, end of period	$6.26		$6.41		$6.10		$6.16
Total return	1.91%		6.90%		4.34%		5.53%
Ratios to average net assets(c)
Total gross expenses	0.97%		1.00	%(d)	1.03%		0.89	%(d)
Total net expenses(e)	0.97	%(f)	1.00	%(d)(f)	1.02	%(f)	0.89	%(d)(f)
Net investment income	4.21%		4.19	%(d)	4.89%		5.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$2		$3
Portfolio turnover	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

Class Y	Year Ended October 31, 2013(a)
Per share data
Net asset value, beginning of period	$6.18
Income from investment operations:
Net investment income	0.11
Net realized and unrealized loss	(0.02)
Total from investment operations	0.09
Less distributions to shareholders:
Net investment income	(0.10)
Total distributions to shareholders	(0.10)
Net asset value, end of period	$6.17
Total return	1.57%
Ratios to average net assets(b)
Total gross expenses	0.64	%(c)
Total net expenses(d)	0.64	%(c)
Net investment income	4.94	%(c)
Supplemental data
Net assets, end of period (in thousands)	$19
Portfolio turnover	113	%(e)

Notes to Financial Highlights

(a)  For the period from June 13, 2013 (commencement of operations) to October 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71% for the year ended October 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,				Year Ended May 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$6.33		$6.04		$6.09		$5.78		$5.35		$5.85
Income from investment operations:
Net investment income	0.27		0.11		0.31		0.33		0.31		0.30
Net realized and unrealized gain (loss)	(0.14)		0.29		(0.03)		0.42		0.39		(0.40)
Total from investment operations	0.13		0.40		0.28		0.75		0.70		(0.10)
Less distributions to shareholders:
Net investment income	(0.26)		(0.11)		(0.33)		(0.44)		(0.27)		(0.39)
Net realized gains	(0.02)		—		—		—		—		—
Tax return of capital	—		—		—		—		—		(0.01)
Total distributions to shareholders	(0.28)		(0.11)		(0.33)		(0.44)		(0.27)		(0.40)
Net asset value, end of period	$6.18		$6.33		$6.04		$6.09		$5.78		$5.35
Total return	2.13%		6.74%		4.75%		13.46%		13.36%		(1.38%)
Ratios to average net assets(b)
Total gross expenses	0.78%		0.77	%(c)	0.78%		0.76%		0.74%		0.73%
Total net expenses(d)	0.78	%(e)	0.77	%(c)(e)	0.77	%(e)	0.75	%(e)	0.74	%(e)	0.73	%(e)
Net investment income	4.34%		4.37	%(c)	5.13%		5.47%		5.35%		5.71%
Supplemental data
Net assets, end of period (in thousands)	$755,920		$985,278		$812,836		$660,970		$714,358		$704,118
Portfolio turnover	113	%(f)	48	%(f)	83	%(f)	128%		50%		43%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 71%, 25% and 63% for the years ended October 31, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements

October 31, 2013

Note 1. Organization

Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on June 13, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or over-the-counter. The Fund purchased and wrote option contracts to manage the duration and yield curve exposure of the fund. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For over-the-counter options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a single issuer of debt securities. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contact specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at October 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,604,848
Interest rate risk	Net assets — unrealized appreciation on futures contracts	6,108,347	*
Interest rate risk	Investments at value — unaffiliated issuers (for purchased options)	599,219
Total		8,312,414
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	347,159
Interest rate risk	Net assets — unrealized depreciation on futures contracts	9,837,177	*
Total		10,184,336

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended October 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(227,466)	(227,466)
Foreign exchange risk	(12,882,242)	—	—	—	(12,882,242)
Interest rate risk	—	12,750,838	(1,132,135)	—	11,618,703
Total	(12,882,242)	12,750,838	(1,132,135)	(227,466)	(1,491,005)

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	195,078	195,078
Foreign exchange risk	1,502,158	—	—	—	1,502,158
Interest rate risk	—	(2,916,514)	(53,026)	—	(2,969,540)
Total	1,502,158	(2,916,514)	(53,026)	195,078	(1,272,304)

The following table is a summary of the volume of derivative instruments for the year ended October 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	568
Futures contracts	45,118
Options contracts	6,250

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2013 was 0.51% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an

SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning June 13, 2013, Class Y shares are not subject to transfer agent fees until April 30, 2014.

For the year ended October 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class K	0.05
Class R	0.17
Class R4	0.17	*
Class R5	0.05
Class W	0.14
Class Z	0.17

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2013, these minimum account balance fees reduced total expenses by $7,807.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the

Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, under the Plans, the Fund pays a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee which was equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class W shares issued thereafter. The arrangement resulted in an annual rate of service fee for shares that was a blend between the 0.15% and 0.25% rates. For the year ended October 31, 2013, the Fund's effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class W shares.

Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,265,554 for Class A, $50,889 for Class B and $31,082 for Class C shares for the year ended October 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 28, 2014
Class A	1.04%
Class B	1.79
Class C	1.79
Class K	0.97
Class R	1.29
Class R4	0.79
Class R5	0.72
Class W	1.04
Class Y	0.67
Class Z	0.79

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the

Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(6,620,930)
Accumulated net realized gain	6,614,363
Paid-in capital	6,567

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended October 31, 2013	Period Ended October 31, 2012	Year Ended May 31, 2012
Ordinary income	$104,698,869	$45,756,480	$118,075,599
Long-term capital gains	8,574,446	—	—
Total	113,273,315	45,756,480	118,075,599

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,518,686
Undistributed accumulated long-term gain	60,530,981
Unrealized appreciation	46,892,644

At October 31, 2013, the cost of investments for federal income tax purposes was $2,308,400,652 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$85,666,730
Unrealized depreciation	(38,774,086)
Net unrealized appreciation	46,892,644

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,955,434,677 and $3,324,074,417, respectively, for the year ended

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

October 31, 2013, of which $1,399,982,724 and $1,854,401,929, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2013, one unaffiliated shareholder account owned an aggregate of 32.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 21.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended October 31, 2013.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Strategic Income Allocation Fund, a series of RiverSource Strategic Allocation Series, Inc. The reorganization was completed after shareholders of RiverSource Strategic Income Allocation Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,863,662,877 and the combined net assets immediately after the acquisition were $2,217,480,688.

The merger was accomplished by a tax-free exchange of 35,698,301 shares of RiverSource Strategic Income Allocation Fund valued at $353,817,811 (including $21,440,497 of unrealized appreciation).

In exchange for RiverSource Strategic Income Allocation Fund shares, the Fund issued the following number of shares:

Shares
Class A	50,379,122
Class B	3,427,244
Class C	3,538,608
Class R	859
Class R4	36,339
Class R5	45,399

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Strategic Income Allocation Fund's cost of investments was carried forward

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Strategic Income Allocation Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on June 1, 2011, the Fund 's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended May 31, 2012 would have been approximately $111.5 million, $24.3 million, $(37.4 million and $98.3 million, respectively.

Note 11. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material

Annual Report 2013

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2013

adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where securities purchased and investment portfolio position confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 19, 2013

Annual Report 2013

Columbia Strategic Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$64,627,246

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013

Columbia Strategic Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Strategic Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2013

Columbia Strategic Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2013

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Strategic Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the forty-fourth, thirtieth and forty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2013

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013

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Annual Report 2013

Columbia Strategic Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN232_10_C01_(12/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.  In addition, two series merged away on April 26, 2013 and the fees incurred by those series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$196,900	$211,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal years 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$3,200	$3,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2013 and October 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$52,700	$31,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for fund mergers and the review of final tax returns.

During the fiscal years ended October 31, 2013 and October 31, 2012, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$275,400	$455,800

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.  Fiscal year 2013 also includes fees billed for the review and provision of consent in connection with filing Form N-14 for fund mergers.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2013 and October 31, 2012 are approximately as follows:

2013	2012
$331,300	$490,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 19, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 19, 2013